UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-04015
Eaton Vance Mutual Funds Trust
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Annual Report December 31, 2009

EATON VANCE AMT-FREE MUNICIPAL INCOME FUND

Annual Report December 31, 2009 EATON VANCE AMT-FREE MUNICIPAL INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
During the year ending December 31, 2009, the U.S. economy and the capital markets continued to show improvement from the market upheaval that occurred in the fall of 2008 and continued into the first calendar quarter of 2009. After contracting in the first two quarters of 2009—declining at annualized rates of 6.4% and 0.7%, respectively—the U.S. economy grew at annualized rates of 2.2% and 5.7% in the third and fourth quarters, respectively, according to the U.S. Department of Commerce.
During the Fund’s fiscal year, the municipal bond market witnessed a significant rebound as demand returned from investors who had sought the relative safety of Treasury bonds in 2008, and cautious optimism spread on signs of a mildly improving economy. The renewed appetite for municipal bonds was buoyed by provisions in the American Recovery and Reinvestment Act of 2009 aimed at supporting the municipal market. The new Build America Bond program gave municipal issuers broader access to the taxable debt markets, providing the potential for lower net borrowing costs and reducing the supply of traditional tax-exempt bonds. The federal stimulus program also provided direct cash subsidies to municipalities that were facing record budget deficits. The result of these events was a dramatic rally for the sector as yields fell and prices rose across the yield curve.
During the year ending December 31, 2009, municipals continued the rally that had begun in mid-December 2008, posting strong returns for the period. The Fund’s primary benchmark, the Barclays Capital Municipal Bond Index (the Index)—a broad-based, unmanaged index of municipal bonds—gained 12.91% for the period.1

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/ or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
During the year ending December 31, 2009, the Fund outperformed the Index and its Lipper peer group average by significant margins. Given the significant price movement at the longer end of the municipal yield curve, management’s bias toward longer maturities was the basis for much of the Fund’s outperformance during the period. Investing across the credit spectrum and making higher allocations to revenue bonds also contributed positively to relative performance.
The Fund generally invests in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. While the price declines experienced by municipals in 2008 were most pronounced on the long end of the yield curve, longer-maturity bonds outperformed shorter maturities during 2009, thus providing the basis for much of the Fund’s outperformance during this fiscal year.
Management employed leverage in the Fund, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying the Fund’s exposure to its leveraged investments in both up and down markets.3

Total Return Performance 12/31/08 – 12/31/09

Class A2	31.71%
Class B2	30.80
Class C2	30.76
Class I2	31.98
Barclays Capital Municipal Bond Index[1]	12.91
Barclays Capital Long (22+) Municipal Bond Index[1]	23.43
Lipper General Municipal Debt Funds Average[1]	16.85
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper classification. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. Class I shares are offered to certain investors at net asset value. If sales charges were deducted, the returns would be lower.

[3]	The Fund employs residual interest bond (RIB) financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value). See Note 11 to the financial statements for more information on RIB investments.

1

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
As we move ahead, we recognize that many state and local governments face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to monitor any new developments as state and local officials formulate solutions to address these fiscal problems. As in all environments, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to actively manage the Fund with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on credit research and decades of experience in the municipal market, has served municipal investors well over the long term.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the Barclays Capital Municipal Bond Index, an unmanaged index of municipal bonds, and the Barclays Capital Long (22+) Municipal Bond Index, the long bond component of the Barclays Capital Municipal Bond Index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class I, the Barclays Capital Municipal Bond Index and the Barclays Capital Long (22+) Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETMBX	EBMBX	ECMBX	EVMBX

Average Annual Total Returns (at net asset value)

One Year	31.71%	30.80%	30.76%	31.98%
Five Years	2.51	1.74	N.A.	2.75
Ten Years	5.34	4.58	N.A.	5.59
Life of Fund†	4.14	3.29	0.96	6.57

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	25.46%	25.80%	29.76%	31.98%
Five Years	1.51	1.41	N.A.	2.75
Ten Years	4.82	4.58	N.A.	5.59
Life of Fund†	3.72	3.29	0.96	6.57

†	Inception dates: Class A: 1/6/98; Class B: 1/14/98; Class C: 5/2/06; Class I: 3/16/78.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.13%	1.88%	1.88%	0.88%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	4.77%	4.08%	4.09%	5.01%
Taxable-Equivalent Distribution Rate[3,4]	7.34	6.28	6.29	7.71
SEC 30-day Yield[5]	4.63	4.12	4.12	5.12
Taxable-Equivalent SEC 30-day Yield[4,5]	7.12	6.34	6.34	7.88
Index Performance6 Average Annual Total Returns

	Barclays Capital Municipal Bond Index	Barclays Capital Long (22+) Municipal Bond Index

One Year	12.91%	23.43%
Five Years	4.32	3.88
Ten Years	5.75	6.28
Lipper Averages7 Average Annual Total Returns

Lipper General Municipal Debt Funds Classification

One Year	16.85%
Five Years	2.91
Ten Years	4.59
Portfolio Manager: Cynthia J. Clemson

*	Source: Lipper, Inc. Class I of the Fund commenced operations on 3/16/78. A $10,000 hypothetical investment at net asset value in Class A and Class B on 12/31/99 and Class C on 5/2/06 (commencement of operations), would have been valued at $16,825 ($16,026 at the maximum offering price), $15,658 and $10,357, respectively, on 12/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.
1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% - 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC Average Annual Total Returns for Class C shares reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 5/1/09. Includes interest expense of 0.32% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share in the period (annualized) by the net asset value at the end of the period. 4 Taxable-equivalent figures assume a maximum 35.0% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month-end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds Classification contained 248, 204 and 163 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month-end only.

3

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009
PORTFOLIO COMPOSITION
Rating Distribution*1
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 12/31/09 is as follows, and the average rating is AA-.

AAA	24.6%	BBB	9.5%	CCC	0.6%
AA	37.3%	BB	0.9%	Not Rated	6.6%
A	20.4%	B	0.1%
Fund Statistics2

• Number of Issues:	218
• Average Maturity:	25.8	years
• Average Effective Maturity:	20.0	years
• Average Call Protection:	9.8	years
• Average Dollar Price:	$92.34
• RIB Leverage[3]:	13.5%

[1]	Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[2]	Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 11 to the Fund’s financial statements.

[3]	See Note 11 to the Fund’s financial statements. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 12/31/09 as a percentage of the Fund’s net assets plus Floating Rate Notes.

4

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance AMT-Free Municipal Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
Class A	$1,000.00	$1,107.80	$5.10
Class B	$1,000.00	$1,103.10	$9.06
Class C	$1,000.00	$1,103.10	$9.06
Class I	$1,000.00	$1,109.00	$3.77

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.89
Class B	$1,000.00	$1,016.60	$8.69
Class C	$1,000.00	$1,016.60	$8.69
Class I	$1,000.00	$1,021.60	$3.62

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% for Class A shares, 1.71% for Class B shares, 1.71% for Class C shares and 0.71% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009.

5

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 113.5%

Principal Amount
(000’s omitted)	Security	Value

Education — 8.0%

$9,990	Georgia Private Colleges and Universities Authority, (Emory University), 5.00%, 9/1/38(1)	$10,487,269
13,835	Houston, TX, Higher Educational Finance Corp., (Rice University), 4.50%, 11/15/37	13,823,378
1,375	Massachusetts Development Finance Agency, (Boston University), 5.45%, 5/15/59	1,417,859
2,960	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36	3,310,997
4,110	Missouri Health and Educational Facilities Authority, (Washington University), 5.375%, 3/15/39(1)	4,497,244
9,990	New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40(1)	10,558,631
10	New York Dormitory Authority, (Rockefeller University), 5.00%, 7/1/40	10,569
4,380	New York Dormitory Authority, (Vassar College), 4.25%, 7/1/39	4,092,322
5,000	New York Dormitory Authority, (Vassar College), 5.00%, 7/1/46	5,074,950
1,075	St. Joseph County, IN, Educational Facilities, (University of Notre Dame Du Lac Project), 5.00%, 3/1/36	1,131,975
4,475	University of Virginia, 5.00%, 6/1/40	4,757,462

		$59,162,656

Electric Utilities — 3.5%

$3,520	Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 2/15/34	$3,862,531
5,000	North Carolina Municipal Power Agency No. 1, (Catawba Electric), 5.50%, 1/1/14	5,504,050
2,100	Sabine River Authority, TX, (TXU Energy Co. LLC), 5.20%, 5/1/28	981,456
2,000	Sam Rayburn, TX, Municipal Power Agency, 6.00%, 10/1/21	2,053,200
7,200	San Antonio, TX, (Electric and Gas Systems), 5.00%, 2/1/34(1)	7,482,096
5,505	Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	5,604,090

		$25,487,423

Escrowed / Prerefunded — 2.1%

$3,000	Allegheny County, PA, Industrial Development Authority, (Residential Resources, Inc.), Prerefunded to 9/1/11, 6.50%, 9/1/21	$3,290,670
10,000	Foothill/Eastern, CA, Transportation Corridor Agency, Escrowed to Maturity, 0.00%, 1/1/18	7,726,600
750	San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/14	699,787
6,000	Savannah, GA, Economic Development Authority, Escrowed to Maturity, 0.00%, 12/1/21	3,714,360

		$15,431,417

General Obligations — 14.7%

$6,125	California, 5.50%, 11/1/39	$5,915,709
4,165	California, 6.00%, 4/1/38	4,268,459
2,800	Clackamas County, OR, School District No. 46, 0.00%, 6/15/32	897,792
5,880	Clackamas County, OR, School District No. 46, 0.00%, 6/15/33	1,775,936
11,100	Clackamas County, OR, School District No. 46, 0.00%, 6/15/34	3,162,945
11,775	Clackamas County, OR, School District No. 46, 0.00%, 6/15/36	2,996,855
10,000	Clark County, NV, 5.00%, 6/1/38(1)	9,880,200
4,000	Deschutes and Jefferson Counties, OR, School District No. 2J, 0.00%, 6/15/24	2,050,880
3,700	Deschutes and Jefferson Counties, OR, School District No. 2J, 0.00%, 6/15/25	1,796,424
10,000	Florida Board of Education, 5.00%, 6/1/37(1)	10,269,160
525	Frisco, TX, Independent School District, (PSF), 5.00%, 8/15/27	566,181
1,070	Frisco, TX, Independent School District, (PSF), 5.00%, 8/15/31	1,132,616
12,270	Georgia, 2.00%, 8/1/27(2)	9,263,973
120	Lindenhurst, NY, 3.00%, 1/15/18	121,051
210	Lindenhurst, NY, 3.00%, 1/15/20	206,522
7,135	Los Angeles, CA, Unified School District, 5.00%, 1/1/34	7,177,881
740	Newton, MA, 5.00%, 4/1/36	792,858
1,610	Newton, MA, 5.00%, 4/1/39	1,721,154
600	North Haledon, NJ, 3.00%, 1/15/18	603,972
750	North Haledon, NJ, 3.00%, 1/15/19	743,888
750	North Haledon, NJ, 3.125%, 1/15/20	744,938
360	North Haledon, NJ, 3.25%, 1/15/21	357,617
528	North Haledon, NJ, 3.25%, 1/15/22	517,102
2,500	Northside, TX, Independent School District, (PSF), 5.00%, 8/15/38	2,633,125
2,025	Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/22	1,165,023
2,815	Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/24	1,443,307
1,790	Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/25	869,081
1,790	Salem-Keizer, OR, School District No. 24J, 0.00%, 6/15/26	821,431

See notes to financial statements

6

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

General Obligations (continued)

$12,690	San Francisco, CA, Bay Area Rapid Transit District, (Election of 2004), 4.75%, 8/1/37(1)	$12,928,255
7,700	Santa Clara County, CA, (Election of 2008), 5.00%, 8/1/39(1)(3)	8,079,302
4,000	South Carolina, 3.25%, 8/1/30	3,558,520
10,000	Texas, (Transportation Commission-Mobility Fund), 4.50%, 4/1/33	9,935,200

		$108,397,357

Health Care-Miscellaneous — 0.9%

$4,275	New Jersey Health Care Facilities Financing Authority, (Community Hospital Group, Inc.), 5.75%, 10/1/31	$4,591,350
200	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class B, 7.50%, 9/1/15	202,718
100	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class D, 7.50%, 9/1/15	101,359
100	Suffolk County, NY, Industrial Development Agency, Civic Facility Revenue, (Alliance of Long Island Agencies), Series A, Class E, 7.50%, 9/1/15	101,359
202	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(4)	206,461
712	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 1, 5.50%, 12/1/36(4)	727,799
848	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), Series 2, 5.50%, 12/1/36(4)	866,428

		$6,797,474

Hospital — 15.7%

$875	Allegheny County, PA, Hospital Development Authority, (University of Pittsburgh Medical Center), 5.375%, 8/15/29	$888,405
2,375	Allegheny County, PA, Hospital Development Authority, (University of Pittsburgh Medical Center), 5.50%, 8/15/34	2,394,261
5,275	California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39	5,362,090
1,330	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 7/1/29	1,312,072
2,100	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	1,929,291
2,465	California Statewide Communities Development Authority, (John Muir Health), 5.125%, 7/1/39	2,386,712
3,300	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	2,995,905
360	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	319,594
1,080	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	868,212
1,000	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	893,770
970	Chautauqua County, NY, Industrial Development Agency, (Women’s Christian Association), 6.40%, 11/15/29	849,371
10,710	Fairfax County, VA, Industrial Development Authority, (Inova Health System), 5.50%, 5/15/35(1)	11,204,124
7,205	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	6,953,257
2,985	Idaho Health Facilities Authority, (Trinity Health Credit Group), 6.25%, 12/1/33	3,257,381
7,120	Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	8,020,110
4,930	Kansas Development Finance Authority, (Adventist Healthcare), 5.75%, 11/15/38	5,102,303
2,600	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	434,356
10,410	Knox County, TN, Health, Educational and Housing Facilities Board, (Covenant Health), 0.00%, 1/1/42	1,320,300
4,150	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare), 5.50%, 7/1/26	4,229,348
9,355	Massachusetts Health and Educational Facilities Authority, (Partners Healthcare System), 5.00%, 7/1/47	9,362,578
5,465	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	4,699,080
6,725	Michigan Hospital Finance Authority, (McLaren Healthcare), 5.00%, 8/1/35	6,196,684
1,865	New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	1,825,425
2,870	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	2,663,073
3,380	New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	3,025,303
1,575	Oneida County, NY, Industrial Development Agency, (St. Elizabeth’s Medical Center), 5.75%, 12/1/19	1,448,480
980	Orange County, FL, Health Facilities Authority, (Orlando Health, Inc.), 5.125%, 10/1/26	966,378
1,000	Orange County, FL, Health Facilities Authority, (Orlando Health, Inc.), 5.375%, 10/1/23	1,013,930
1,100	San Benito, CA, Health Care District, 5.40%, 10/1/20	981,530
4,260	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/42	4,093,817
17,310	Tarrant County, TX, Cultural Education Facilities Finance Corp., (Texas Health Resources), 5.00%, 11/15/47	16,518,587

See notes to financial statements

7

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)

$1,220	West Virginia Hospital Finance Authority, (United Health System), 5.50%, 6/1/34	$1,205,409
780	West Virginia Hospital Finance Authority, (United Health System), 5.50%, 6/1/39	766,568

		$115,487,704

Housing — 0.6%

$2,500	Georgia Private Colleges and Universities Authority, Student Housing Revenue, (Mercer Housing Corp.), 6.00%, 6/1/31	$2,321,025
1,140	Lake Creek, CO, (Affordable Housing Corp.), 6.25%, 12/1/23	1,118,158
940	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	908,820
285	Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/49(5)	250,763

		$4,598,766

Industrial Development Revenue — 5.4%

$3,500	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co. Project), 4.95%, 5/15/33	$3,158,050
2,790	Campbell County, WY, Solid Waste Facilities, (Basin Electric Power Cooperative), 5.75%, 7/15/39	2,951,485
5,000	Chicago, IL, O’Hare International Airport, (American Airlines, Inc.), 5.50%, 12/1/30	3,295,100
765	Hardeman County, TN, (Correctional Facilities Corp.), 7.75%, 8/1/17	716,935
3,925	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	3,924,749
8,560	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	8,559,230
2,175	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	2,253,800
16,620	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	15,041,931

		$39,901,280

Insured-Education — 0.3%

$1,750	Virginia College Building Authority, (Washington and Lee University), (NPFG), 5.25%, 1/1/31	$2,056,338

		$2,056,338

Insured-Electric Utilities — 1.3%

$5,415	Long Island Power Authority, NY, Electric System Revenue, (BHAC), 5.75%, 4/1/33	$6,068,807
2,795	New York Power Authority, (NPFG), 4.50%, 11/15/47	2,713,721
2,865	Ohio Municipal Electric Generation Agency, (NPFG), 0.00%, 2/15/29	994,585

		$9,777,113

Insured-General Obligations — 6.3%

$18,080	District of Columbia, (FGIC), (NPFG), 4.75%, 6/1/33	$17,952,898
5,000	Frisco, TX, Independent School District, (AGM), 4.00%, 8/15/40	4,637,400
6,875	Los Angeles, CA, Unified School District, (Election of 2005), (AGM), 4.75%, 7/1/32(1)	6,717,081
2,340	Merced, CA, Union High School District, (FGIC), (NPFG), 0.00%, 8/1/20	1,291,306
1,310	Montgomery County, TX, (Municipal Utility District No. 46 Waterworks and Sewer), (AMBAC), 4.00%, 3/1/30	1,204,113
12,930	Texas, (Transportation Commission-Mobility Fund), (FGIC), (NPFG), 4.50%, 4/1/35	12,803,932
1,865	Yuma and La Paz Counties, AZ, Community College District, (Arizona Western College), (NPFG), 3.75%, 7/1/31	1,615,463

		$46,222,193

Insured-Hospital — 1.8%

$8,220	Harrisonburg, VA, Industrial Development Authority, (Rockingham Memorial Hospital), (AMBAC), 4.50%, 8/15/36	$6,759,963
6,860	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/42	6,704,484

		$13,464,447

Insured-Lease Revenue / Certificates of Participation — 1.4%

$10,000	Anaheim, CA, Public Financing Authority, Lease Revenue, (AGM), 0.00%, 9/1/31	$2,454,100
7,650	Hudson Yards, NY, Infrastructure Corp., (NPFG), 4.50%, 2/15/47	6,502,577
2,400	Saint Louis, MO, Industrial Development Authority, (Convention Center Hotel), (AMBAC), 0.00%, 7/15/19	1,309,872

		$10,266,549

See notes to financial statements

8

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Other Revenue — 2.1%

$5,195	Golden State Tobacco Securitization Corp., CA, (AGC), 5.00%, 6/1/45	$4,636,745
9,765	Golden State Tobacco Securitization Corp., CA, (AGC), (FGIC), 5.00%, 6/1/38	8,975,012
10,600	Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	1,842,492

		$15,454,249

Insured-Special Tax Revenue — 8.3%

$23,000	Alabama Public School and College Authority, (AGM), 2.50%, 12/1/27	$16,510,780
5,945	Ceres, CA, Redevelopment Agency, (Ceres Redevelopment Project Area No. 1), (AMBAC), 4.00%, 11/1/31	4,498,522
4,000	Hamilton County, OH, Sales Tax, (AMBAC), 0.00%, 12/1/22	2,162,960
1,245	Massachusetts Bay Transportation Authority, (NPFG), 4.00%, 7/1/33	1,133,373
6,000	Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/27	6,901,380
5,000	Massachusetts, Special Obligation, Dedicated Tax Revenue, (FGIC), (NPFG), 5.50%, 1/1/30	5,733,800
3,385	McKay Landing, CO, Metropolitan District No. 2, (AMBAC), 4.25%, 12/1/36	3,020,706
8,440	Metropolitan Atlanta, GA, Rapid Transit Authority, (AGM), 5.00%, 7/1/34(1)	8,807,098
3,400	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	3,147,040
6,900	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	1,201,842
29,325	Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	1,682,962
5,420	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	648,178
10,755	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	1,201,656
8,590	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	891,041
4,600	San Jose, CA, Redevelopment Agency, (Merged Area), (XLCA), 4.25%, 8/1/36	3,452,944

		$60,994,282

Insured-Transportation — 6.6%

$4,175	Alabama Dock Authority, (NPFG), 4.50%, 10/1/36	$3,694,583
30,000	Alameda, CA, Corridor Transportation Authority, (NPFG), 0.00%, 10/1/31	7,080,300
6,050	Chicago, IL, (O’Hare International Airport), (AGM), 4.75%, 1/1/34	6,007,166
7,120	E-470 Public Highway Authority, CO, (NPFG), 0.00%, 9/1/39	886,369
2,385	Fairfax County, VA, Economic Development Authority, (Route 28 Project), (NPFG), 4.25%, 4/1/37	2,325,423
13,170	Metropolitan Transportation Authority, NY, (AGC), 4.50%, 11/15/38	12,898,171
5,185	Minneapolis and St. Paul, MN, Metropolitan Airports Commission, (FGIC), (NPFG), 4.50%, 1/1/32	4,914,343
1,040	New Orleans, LA, Aviation Board, (AGC), 6.00%, 1/1/23	1,178,268
10,000	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/21	5,020,800
4,845	Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 5.75%, 8/15/38	4,877,364

		$48,882,787

Insured-Water and Sewer — 5.0%

$5,020	Chicago, IL, Wastewater Transmission Revenue, (BHAC), 5.50%, 1/1/38	$5,319,543
11,635	El Paso, TX, Water and Sewer Revenue, (NPFG), 4.75%, 3/1/27	12,012,323
5,975	Louisville and Jefferson County, KY, Metropolitan Sewer District and Drainage System, (AGC), 4.25%, 5/15/38	5,591,286
12,930	Massachusetts Water Resources Authority, (AGM), 4.50%, 8/1/46	12,139,201
1,915	New York, NY, Municipal Finance Authority, (AGM), 4.50%, 6/15/39	1,872,142

		$36,934,495

Lease Revenue / Certificates of Participation — 3.2%

$8,000	New Jersey Economic Development Authority, (School Facilities Construction), 5.25%, 12/15/33	$8,394,880
6,825	New York, NY, Transitional Finance Authority, (Building Aid), 4.50%, 1/15/38	6,592,745
7,250	New York, NY, Transitional Finance Authority, (Building Aid), 6.00%, 7/15/38	8,117,463

		$23,105,088

Nursing Home — 0.6%

$990	Massachusetts Industrial Finance Agency, (Age Institute of Massachusetts), 8.05%, 11/1/25	$990,802
995	Montgomery County, PA, Industrial Development Authority, (Advancement of Geriatric Health Care Institute), 8.375%, 7/1/23	995,895
2,000	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.60%, 4/1/24	1,976,860

		$3,963,557

See notes to financial statements

9

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue — 3.2%

$1,000	Barona, CA, (Band of Mission Indians), 8.25%, 1/1/20(4)	$845,280
1,175	Brooklyn, NY, Arena Local Development Corp., 6.00%, 7/15/30	1,198,030
1,320	Brooklyn, NY, Arena Local Development Corp., 6.25%, 7/15/40	1,344,077
720	Brooklyn, NY, Arena Local Development Corp., 6.375%, 7/15/43	732,247
48,810	Buckeye Tobacco Settlement Financing Authority, OH, 0.00%, 6/1/47	2,053,437
2,365	Buckeye Tobacco Settlement Financing Authority, OH, 5.875%, 6/1/47	1,791,984
1,220	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	1,045,186
955	Golden State Tobacco Securitization Corp., CA, 0.00%, 6/1/37	595,672
625	Golden State Tobacco Securitization Corp., CA, 5.75%, 6/1/47	466,550
7,805	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	6,007,977
1,000	Mohegan Tribe Indians Gaming Authority, CT, (Public Improvements), 6.25%, 1/1/21(4)	845,040
2,300	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	97,175
330	Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	321,024
740	Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	647,389
150	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/23	121,906
285	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/28	219,698
2,735	Salt Verde, AZ, Financial Corp., Senior Gas Revenue, 5.00%, 12/1/37	2,340,312
12,555	Tobacco Settlement Financing Corp., VA, 0.00%, 6/1/47	522,539
2,390	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(4)	1,731,770
170	Willacy County, TX, Local Government Corp., 6.00%, 9/1/10	169,332

		$23,096,625

Pooled Loans — 0.4%

$1,160	Idaho Board Bank Authority, 5.25%, 9/15/25	$1,316,368
1,555	Idaho Board Bank Authority, 5.375%, 9/15/27	1,764,987

		$3,081,355

Senior Living / Life Care — 1.9%

$3,300	Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	$2,737,086
1,885	Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/37	1,674,822
3,125	Fairfax County, VA, Economic Development Authority, (Goodwin House, Inc.), 5.125%, 10/1/42	2,734,719
1,500	Kansas City, MO, Industrial Development Authority, (Kingswood United Methodist Manor), 5.875%, 11/15/29	1,215,600
4,260	Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	3,891,723
1,480	North Miami, FL, Health Care Facilities Authority, (Imperial Club), 6.125%, 1/1/42(6)	884,226
980	St. Paul, MN, Housing and Redevelopment Authority, (Care Institute, Inc. - Highland), 8.75%, 11/1/24(7)	763,097

		$13,901,273

Special Tax Revenue — 4.9%

$2,490	Baltimore, MD, (Clipper Mill), 6.25%, 9/1/33	$2,256,687
750	Baltimore, MD, (Strathdale Manor), 7.00%, 7/1/33	768,240
1,465	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	1,457,030
1,250	Bridgeville, DE, (Heritage Shores Special Development District), 5.45%, 7/1/35	816,713
1,000	Capistrano, CA, Unified School District, 6.00%, 9/1/33	931,920
1,740	Cleveland-Cuyahoga County, OH, Port Authority, 7.00%, 12/1/18	1,766,535
1,690	Denver, CO, Urban Renewal Authority, 8.00%, 12/1/24	1,082,141
1,500	Frederick County, MD, (Urbana Community Development Authority), 6.625%, 7/1/25	1,412,235
4,015	Massachusetts Bay Transportation Authority, 5.25%, 7/1/34	4,345,073
18,960	Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	18,959,052
2,415	River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	1,276,038
960	Tiverton, RI, Obligation Tax Increment, (Mount Hope Bay Village), 6.875%, 5/1/22	957,907

		$36,029,571

Transportation — 8.4%

$1,400	Branson, MO, Regional Airport Transportation Development District, 6.00%, 7/1/37	$949,032
2,250	Metropolitan Transportation Authority, NY, 6.25%, 11/15/23	2,593,080

See notes to financial statements

10

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Transportation (continued)

$5,000	Metropolitan Transportation Authority, NY, 6.50%, 11/15/28	$5,740,300
24,340	New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/35	5,152,778
15,000	New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/38	2,633,100
7,400	New Jersey Transportation Trust Fund Authority, (Transportation System), 6.00%, 12/15/38	8,141,850
6,730	New Jersey Turnpike Authority, 5.25%, 1/1/40	7,009,161
1,715	Pennsylvania Turnpike Commission, 5.50%, 12/1/41	1,784,046
15,000	Port Authority of New York and New Jersey, 5.00%, 11/15/37(1)	15,552,225
1,730	Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,794,027
10,000	Triborough Bridge and Tunnel Authority, NY, 5.25%, 11/15/34(1)	10,663,700

		$62,013,299

Water and Sewer — 6.9%

$3,075	Massachusetts Water Resources Authority, 4.00%, 8/1/46	$2,586,106
16,200	Metropolitan Water District of Southern California, (Waterworks Revenue Authorization), 4.75%, 7/1/36(1)	16,412,463
1,780	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 4.50%, 6/15/32	1,772,488
990	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 4.50%, 6/15/38	968,210
6,295	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/39	6,559,705
14,100	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.25%, 6/15/40(1)	15,035,535
6,855	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.75%, 6/15/40(1)	7,669,191

		$51,003,698

Total Tax-Exempt Investments — 113.5%
(identified cost $842,872,821)		$835,510,996

Other Assets, Less Liabilities — (13.5)%		$(99,327,317)

Net Assets — 100.0%		$736,183,679

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

NPFG - National Public Finance Guaranty Corp.

PSF - Permanent School Fund

XLCA - XL Capital Assurance, Inc.

At December 31, 2009, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

New York	22.1%
California	17.7%
Texas	14.5%
Others, representing less than 10% individually	59.2%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2009, 29.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.4% to 11.4% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Security (or a portion thereof) has been pledged as collateral for inverse floating-rate security transactions. The aggregate value of such collateral is $2,304,302.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate value of these securities is $5,222,778 or 0.7% of the Fund’s net assets.

(5)	Defaulted bond.

(6)	Security is in default and is making only partial interest payments.

(7)	Security is in default with respect to scheduled principal payments.

See notes to financial statements

11

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investments, at value (identified cost, $842,872,821)	$835,510,996
Cash	6,331,222
Interest receivable	10,404,590
Receivable for investments sold	148,086
Receivable for Fund shares sold	781,181
Receivable for variation margin on open financial futures contracts	371,000
Receivable for open swap contracts	1,871,427

Total assets	$855,418,502

Liabilities

Payable for floating rate notes issued	$115,275,000
Payable for Fund shares redeemed	1,863,344
Distributions payable	1,183,030
Payable to affiliates:
Investment adviser fee	275,012
Distribution and service fees	163,587
Trustees’ fees	7,600
Interest expense and fees payable	250,202
Accrued expenses	217,048

Total liabilities	$119,234,823

Net Assets	$736,183,679

Sources of Net Assets

Paid-in capital	$844,859,948
Accumulated net realized loss	(107,642,585)
Accumulated undistributed net investment income	1,027,561
Net unrealized depreciation	(2,061,245)

Net Assets	$736,183,679

Class A Shares

Net Assets	$464,220,954
Shares Outstanding	52,755,464
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.80
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.24

Class B Shares

Net Assets	$19,252,262
Shares Outstanding	2,201,643
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.74

Class C Shares

Net Assets	$56,641,259
Shares Outstanding	6,471,216
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.75

Class I Shares

Net Assets	$196,069,204
Shares Outstanding	20,398,085
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.61

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Interest and other income	$45,507,741

Total investment income	$45,507,741

Expenses

Investment adviser fee	$3,448,282
Distribution and service fees
Class A	1,279,450
Class B	213,311
Class C	525,426
Trustees’ fees and expenses	30,890
Custodian fee	302,658
Transfer and dividend disbursing agent fees	278,300
Legal and accounting services	87,492
Printing and postage	60,465
Registration fees	83,342
Interest expense and fees	818,927
Miscellaneous	89,497

Total expenses	$7,218,040

Deduct —
Reduction of custodian fee	$1,083

Total expense reductions	$1,083

Net expenses	$7,216,957

Net investment income	$38,290,784

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(7,454,190)
Financial futures contracts	(484,431)
Swap contracts	(6,024,759)

Net realized loss	$(13,963,380)

Change in unrealized appreciation (depreciation) —
Investments	$137,082,116
Financial futures contracts	22,208,141
Swap contracts	15,603,956

Net change in unrealized appreciation (depreciation)	$174,894,213

Net realized and unrealized gain	$160,930,833

Net increase in net assets from operations	$199,221,617

See notes to financial statements

12

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$38,290,784	$40,288,142
Net realized loss from investment transactions, financial futures contracts and swap contracts	(13,963,380)	(66,831,846)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	174,894,213	(181,157,043)

Net increase (decrease) in net assets from operations	$199,221,617	$(207,700,747)

Distributions to shareholders —
From net investment income
Class A	$(26,194,718)	$(26,682,737)
Class B	(940,743)	(1,220,801)
Class C	(2,302,505)	(1,802,897)
Class I	(8,254,880)	(9,832,881)

Total distributions to shareholders	$(37,692,846)	$(39,539,316)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$121,347,909	$328,139,451
Class B	1,237,132	2,736,696
Class C	15,620,124	38,430,583
Class I	80,284,197	87,726,634
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	18,028,504	18,158,978
Class B	545,711	695,411
Class C	1,381,614	1,047,422
Class I	2,546,337	2,649,900
Cost of shares redeemed
Class A	(247,881,513)	(350,311,017)
Class B	(4,811,582)	(8,315,206)
Class C	(19,196,651)	(28,357,823)
Class I	(41,949,379)	(124,774,098)
Net asset value of shares exchanged
Class A	3,946,441	2,592,955
Class B	(3,946,441)	(2,592,955)

Net decrease in net assets from Fund share transactions	$(72,847,597)	$(32,173,069)

Net increase (decrease) in net assets	$88,681,174	$(279,413,132)

Net Assets

At beginning of year	$647,502,505	$926,915,637

At end of year	$736,183,679	$647,502,505

Accumulated undistributed net investment income included in net assets

At end of year	$1,027,561	$838,807

Statement of Cash Flows

Cash Flows From	For the Year Ended
Operating Activities	December 31, 2009

Net increase in net assets from operations	$199,221,617
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(373,568,373)
Investments sold	383,145,892
Net accretion/amortization of premium (discount)	(4,591,180)
Decrease in interest receivable	947,481
Decrease in receivable for investments sold	5,376,238
Decrease in receivable for variation margin on open financial futures contracts	4,529,500
Increase in receivable for open swap contracts	(1,871,427)
Decrease in payable for open swap contracts	(13,732,529)
Increase in payable to affiliate for investment adviser fee	1,335
Increase in payable to affiliate for distribution and service fees	18,172
Increase in payable to affiliate for Trustees’ fees	1,164
Decrease in interest expense and fees payable	(561,504)
Increase in accrued expenses	58,886
Net change in unrealized (appreciation) depreciation from investments	(137,082,116)
Net realized loss from investments	7,454,190

Net cash provided by operating activities	$69,347,346

Cash Flows From Financing Activities

Proceeds from Fund shares sold	$227,273,640
Fund shares redeemed	(319,694,447)
Cash distributions paid, net of reinvestments	(15,292,453)
Proceeds from secured borrowings	49,185,000
Repayment of secured borrowings	(26,723,000)

Net cash used in financing activities	$(85,251,260)

Net decrease in cash	$(15,903,914)

Cash at beginning of year	$22,235,136

Cash at end of year	$6,331,222

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$22,502,166
Cash paid for interest and fees	$1,380,431

See notes to financial statements

13

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$7.030	$9.590	$10.160		$9.800	$9.780

Income (Loss) From Operations

Net investment income(1)	$0.429	$0.421	$0.409		$0.427	$0.447
Net realized and unrealized gain (loss)	1.763	(2.569)	(0.573)		0.355	0.036

Total income (loss) from operations	$2.192	$(2.148)	$(0.164)		$0.782	$0.483

Less Distributions

From net investment income	$(0.422)	$(0.412)	$(0.406)		$(0.422)	$(0.463)

Total distributions	$(0.422)	$(0.412)	$(0.406)		$(0.422)	$(0.463)

Net asset value — End of year	$8.800	$7.030	$9.590		$10.160	$9.800

Total Return(2)	31.71%	(23.07)%	(1.66)%		8.16%	5.04%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$464,221	$454,906	$623,368		$407,852	$197,189
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.84%	0.81%	0.78	%(3)	0.85%	0.89%
Interest and fee expense(4)	0.11%	0.32%	0.31%		0.39%	0.33%
Total expenses before custodian fee reduction	0.95%	1.13%	1.09	%(3)	1.24%	1.22%
Expenses after custodian fee reduction excluding interest and fees	0.84%	0.80%	0.75	%(3)	0.83%	0.87%
Net investment income	5.20%	4.80%	4.15%		4.29%	4.56%
Portfolio Turnover	46%	73%	64%		54%	51%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

14

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$6.980	$9.530	$10.100		$9.740	$9.710

Income (Loss) From Operations

Net investment income(1)	$0.365	$0.353	$0.335		$0.355	$0.378
Net realized and unrealized gain (loss)	1.755	(2.562)	(0.577)		0.350	0.039

Total income (loss) from operations	$2.120	$(2.209)	$(0.242)		$0.705	$0.417

Less Distributions

From net investment income	$(0.360)	$(0.341)	$(0.328)		$(0.345)	$(0.387)

Total distributions	$(0.360)	$(0.341)	$(0.328)		$(0.345)	$(0.387)

Net asset value — End of year	$8.740	$6.980	$9.530		$10.100	$9.740

Total Return(2)	30.80%	(23.75)%	(2.44)%		7.38%	4.37%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$19,252	$21,293	$37,610		$46,013	$49,728
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.59%	1.56%	1.53	%(3)	1.60%	1.64%
Interest and fee expense(4)	0.11%	0.32%	0.31%		0.39%	0.33%
Total expenses before custodian fee reduction	1.70%	1.88%	1.84	%(3)	1.99%	1.97%
Expenses after custodian fee reduction excluding interest and fees	1.59%	1.55%	1.50	%(3)	1.58%	1.62%
Net investment income	4.47%	4.02%	3.41%		3.60%	3.88%
Portfolio Turnover	46%	73%	64%		54%	51%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 31, 2007).

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

15

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,
					Period Ended
	2009	2008	2007		December 31, 2006(1)

Net asset value — Beginning of period	$6.990	$9.540	$10.100		$9.720

Income (Loss) From Operations

Net investment income(2)	$0.365	$0.352	$0.333		$0.218
Net realized and unrealized gain (loss)	1.755	(2.561)	(0.565)		0.391

Total income (loss) from operations	$2.120	$(2.209)	$(0.232)		$0.609

Less Distributions

From net investment income	$(0.360)	$(0.341)	$(0.328)		$(0.229)

Total distributions	$(0.360)	$(0.341)	$(0.328)		$(0.229)

Net asset value — End of period	$8.750	$6.990	$9.540		$10.100

Total Return(3)	30.76%	(23.73)%	(2.34)%		6.33	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$56,641	$47,494	$49,953		$7,709
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.59%	1.56%	1.52	%(5)	1.59	%(6)
Interest and fee expense(7)	0.11%	0.32%	0.31%		0.39	%(6)
Total expenses before custodian fee reduction	1.70%	1.88%	1.83	%(5)	1.98	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.59%	1.55%	1.49	%(5)	1.57	%(6)
Net investment income	4.44%	4.06%	3.41%		3.25	%(6)
Portfolio Turnover	46%	73%	64%		54	%(8)

(1)	For the period from the start of business, May 2, 2006, to December 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 30, 2007).

(6)	Annualized.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	For the year ended December 31, 2006.

See notes to financial statements

16

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$7.670	$10.480	$11.100		$10.710	$10.690

Income (Loss) From Operations

Net investment income(1)	$0.491	$0.484	$0.474		$0.496	$0.521
Net realized and unrealized gain (loss)	1.932	(2.817)	(0.623)		0.383	0.032

Total income (loss) from operations	$2.423	$(2.333)	$(0.149)		$0.879	$0.553

Less Distributions

From net investment income	$(0.483)	$(0.477)	$(0.471)		$(0.489)	$(0.533)

Total distributions	$(0.483)	$(0.477)	$(0.471)		$(0.489)	$(0.533)

Net asset value — End of year	$9.610	$7.670	$10.480		$11.100	$10.710

Total Return(2)	31.98%	(22.88)%	(1.38)%		8.40%	5.28%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$196,069	$123,810	$215,985		$116,465	$78,771
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.59%	0.56%	0.53	%(3)	0.60%	0.64%
Interest and fee expense(4)	0.11%	0.32%	0.31%		0.39%	0.33%
Total expenses before custodian fee reduction	0.70%	0.88%	0.84	%(3)	0.99%	0.97%
Expenses after custodian fee reduction excluding interest and fees	0.59%	0.55%	0.50	%(3)	0.58%	0.62%
Net investment income	5.43%	5.02%	4.41%		4.56%	4.86%
Portfolio Turnover	46%	73%	64%		54%	51%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended December 30, 2007).

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See notes to financial statements

17

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance AMT-Free Municipal Income Fund (formerly, Eaton Vance AMT-Free Municipal Bond Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund seeks to provide current income exempt from regular federal income tax. The Fund primarily invests in investment grade municipal obligations (those rated BBB, Baa or higher), but may also invest in lower rated obligations. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a third party pricing service, as derived from such service’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing service may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $98,035,862 which will reduce its taxable income arising from future

18

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2012 ($4,273,717), December 31, 2013 ($1,429,405), December 31, 2015 ($12,777,842), December 31, 2016 ($23,678,685) and December 31, 2017 ($55,876,213).

Additionally, at December 31, 2009, the Fund had a net capital loss of $4,546,298 attributable to security transactions incurred after October 31, 2009. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2010.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby the Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and estinguishment of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Fund’s liability with respect to

19

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At December 31, 2009, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $115,275,000 and $170,168,323, respectively. The range of interest rates on Floating Rate Notes outstanding at December 31, 2009 was 0.24% to 0.28%. For the year ended December 31, 2009, the Fund’s average Floating Rate Notes outstanding and the average interest rate including fees were $97,908,436 and 0.84%, respectively.

The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund had no shortfalls as of December 31, 2009.

The Fund may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Fund’s investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money except as permitted by the 1940 Act. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the

20

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Tax-exempt income	$37,639,025	$39,533,739
Ordinary income	53,821	5,577

During the year ended December 31, 2009, accumulated net realized loss was decreased by $409,184 and accumulated undistributed net investment income was decreased by $409,184 due to differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed income	$1,027,561
Capital loss carryforward and post October losses	$(102,582,160)
Net unrealized depreciation	$(7,121,670)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, future contracts, inverse floaters and accretion of market discount.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

	Annual	Daily
Daily Net Assets	Asset Rate	Income Rate

Up to $500 million	0.300%	3.00%
$500 million up to $1 billion	0.275	2.75
$1 billion up to $1.5 billion	0.250	2.50
$1.5 billion up to $2 billion	0.225	2.25
$2 billion up to $3 billion	0.200	2.00
$3 billion and over	0.175	1.75

For the year ended December 31, 2009, the investment adviser fee amounted to $3,448,282, representing 0.47% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $9,711 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and a subsidiary of EVM, received $30,301 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares

21

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2009 amounted to $1,279,450 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2009, the Fund paid or accrued to EVD $159,983 and $394,069 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $739,000 and $3,533,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for year ended December 31, 2009 amounted to $53,328 and $131,357 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2009, the Fund was informed that EVD received approximately $42,000, $22,000 and $10,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $373,568,373 and $383,145,892, respectively, for the year ended December 31, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2009	2008

Sales	14,920,655	39,442,961
Issued to shareholders electing to receive payments of distributions in Fund shares	2,177,757	2,128,740
Redemptions	(29,568,668)	(42,112,460)
Exchange from Class B shares	476,586	320,588

Net decrease	(11,993,670)	(220,171)

	Year Ended December 31,
Class B	2009	2008

Sales	150,327	336,914
Issued to shareholders electing to receive payments of distributions in Fund shares	66,574	81,626
Redemptions	(585,246)	(992,011)
Exchange to Class A shares	(478,910)	(322,220)

Net decrease	(847,255)	(895,691)

22

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class C	2009	2008

Sales	1,892,072	4,805,475
Issued to shareholders electing to receive payments of distributions in Fund shares	167,692	124,256
Redemptions	(2,382,951)	(3,370,495)

Net increase (decrease)	(323,187)	1,559,236

	Year Ended December 31,
Class I	2009	2008

Sales	8,731,490	9,507,470
Issued to shareholders electing to receive payments of distributions in Fund shares	281,487	284,593
Redemptions	(4,747,304)	(14,260,075)

Net increase (decrease)	4,265,673	(4,468,012)

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$729,229,093

Gross unrealized appreciation	$30,564,645
Gross unrealized depreciation	(39,557,742)

Net unrealized depreciation	$(8,993,097)

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of the requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

10   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2009 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Appreciation

3/10	742 U.S. Treasury Bond	Short	$(89,037,403)	$(85,608,250)	$3,429,153

Interest Rate Swaps

		Annual
		Fixed
		Rate	Floating		Net
	Notional	Paid By	Rate Paid	Effective Date/	Unrealized
Counterparty	Amount	Fund	To Fund	Termination Date	Appreciation

JPMorgan Chase Co.	$15,737,500	4.097%	3-month USD-LIBOR-BBA	March 15, 2010/ March 15, 2040	$1,225,385

Merrill Lynch Capital Services, Inc.	13,275,000	4.260	3-month USD-LIBOR-BBA	February 24, 2010/ February 24, 2040	646,042

					$1,871,427

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At December 31, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective January 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

23

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund may enter into interest rate swap contracts. The Fund may also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The Fund enters into interest rate swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At December 31, 2009, the fair value of interest rate swaps with credit-related contingent features in a liability position was equal to the fair value of the liability derivative related to interest rate swaps included in the table below. The value of securities pledged as collateral, if any, for open interest rate swap contracts at December 31, 2009 is disclosed in a note to the Fund’s Portfolio of Investments.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At December 31, 2009, the maximum amount of loss the Fund would incur due to counterparty risk was $1,871,427, representing the fair value of such derivatives in an asset position. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at December 31, 2009 was as follows:

Fair Value

Derivative	Asset Derivatives	Liability Derivatives

Futures Contracts	$3,429,153(1)	$—
Interest Rate Swaps	1,871,427(2)	—

(1)	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Futures Contracts	$(484,431)	$22,208,141
Interest Rate Swaps	(6,024,759)	15,603,956

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts, respectively.

The average notional amounts of futures contracts and interest rate swaps outstanding during the year ended December 31, 2009, which are indicative of the volume of these derivative types, were approximately $95,200,000 and $30,151,000, respectively.

11   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

At December 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$835,510,996	$—	$835,510,996

Total Investments	$—	$835,510,996	$—	$835,510,996

Futures Contracts	$3,429,153	$—	$—	$3,429,153
Interest Rate Swaps	—	1,871,427	—	1,871,427

Total	$3,429,153	$837,382,423	$—	$840,811,576

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

12   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 12, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

13   Name Change

Effective December 1, 2009, the name of Eaton Vance AMT-Free Municipal Income Fund was changed from Eaton Vance AMT-Free Municipal Bond Fund.

25

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust
and Shareholders of Eaton Vance AMT-Free
Municipal Income Fund (formerly Eaton Vance
AMT-Free Municipal Bond Fund):
We have audited the accompanying statement of assets and liabilities of Eaton Vance AMT-Free Municipal Income Fund (the “Fund”) (formerly Eaton Vance AMT-Free Municipal Bond Fund) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 12, 2010

26

Eaton Vance AMT-Free Municipal Income Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Fund designates 99.86% of dividends from net investment income as an exempt-interest dividend.

27

Eaton Vance AMT-Free Municipal Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance AMT-Free Municipal Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance AMT-Free Municipal Bond Fund (the “Fund”), with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and tax efficiency. The Board noted the experience of the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

29

Eaton Vance AMT-Free Municipal Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board considered the impact of extraordinary market conditions during 2008 on the Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance AMT-Free Municipal Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Parametric” refers to Parametric Portfolio Associates, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

31

Eaton Vance AMT-Free Municipal Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 12/28/67	Vice President	Since 2009	Assistant Vice President of EVM and BMR and a member of EVM’s investment grade income team for more than 5 years. Officer of 31 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 94 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 93 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

32

Eaton Vance AMT-Free Municipal Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Eric A. Stein 4/18/80	Vice President	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in July 2008, Mr. Stein worked at the New York Federal Reserve Bank (2007-2008) and attended business school in Chicago, Illinois. Officer of 31 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser
Eaton Vance Management
Two International Place
Boston, MA, 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA, 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance AMT-Free Municipal Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

279-2/10	MBSRC

Eaton Vance
Investment Managers

EDUCATION

Annual Report December 31, 2009

EATON VANCE TAX FREE RESERVES

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax Free Reserves as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Adam A. Weigold, CFA
Portfolio Manager
Economic and Market Conditions
•	During the year ending December 31, 2009, the U.S. economy and the capital markets continued to show improvement from the market upheaval that occurred in the fall of 2008 and continued into the first calendar quarter of 2009. After contracting in the first two quarters of 2009—declining at annualized rates of 6.4% and 0.7%, respectively—the U.S. economy grew at annualized rates of 2.2% and 5.7% in the third and fourth quarters, respectively, according to the U.S. Department of Commerce.
•	In the capital markets, Treasuries underperformed all other major bond sectors in 2009. In general, the riskier the asset class, the better the return. High-yield bonds and bank loans had the strongest returns, while on the lower end of the risk spectrum, government agency MBS and government agency debt advanced only slightly. Treasury returns fell as last year’s “flight to quality” reversed course in dramatic fashion, especially in longer maturities, thereby steepening the yield curve. As a result, the overall Treasury index fell nearly 4%. During the year, the government’s ongoing intervention stabilized the banking system, stimulated economic growth, and set the stage for an impressive market turnaround.
•	During the period, the U.S. Federal Reserve (the Fed) kept the Federal Funds rate unchanged in a range of 0.00% to 0.25%.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Management Discussion
•	As a result of the historically low levels of short-term interest rates, management continued to seek opportunities to lengthen the weighted average maturity in the Fund. Opportunities to increase the Fund’s yield were difficult to come by as yields for short-term securities remained very low during the period. Management remained committed to a conservative and vigilant stance on maintaining the highest credit quality possible.
•	The Fund invests principally in dollar-denominated, high-quality, fixed-income securities—including variable rate demand obligations (VRDO’s), bonds, notes and commercial paper—the interest from which is exempt from regular federal income tax.[1]
•	The Fund seeks to invest in short-term obligations that have been rated in one of the two highest short-term ratings categories by at least two nationally recognized rating services or unrated securities of comparable quality.
•	Taxes are always a concern for investors who wish to maximize their after-tax returns. A money market mutual fund investing in high-quality investments, exempt from regular federal income tax,[1] can be a sensible way to earn income, while seeking to preserve capital and maintain liquidity.
•	The Fund was a participant in the U.S. Treasury Department’s Temporary Money Market Guarantee Program (the “Program”). The Program expired on September 18, 2009. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	In addition to the Program announced by the U.S. Treasury Department in September 2008, the Fed has in place a number of programs to provide liquidity to the short-term credit markets.

[1]	A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state or local income tax.

1

Eaton Vance Tax Free Reserves as of December 31, 2009
FUND PERFORMANCE AND PORTFOLIO COMPOSITION
Average Annual Total Returns1

One Year	0.07%
Five Years	1.82
Ten Years	1.66
Life of Fund	3.03
Total Annual
Operating Expenses2

Expense Ratio	0.66%
Yield Information3,4

Current Yield For The 7-Day Period Ended 12/31/09	0.00%

Taxable Equivalent Current Yield For The 7-Day Period Ended 12/31/09	0.00%

[1]	Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (if any) with all distributions reinvested. There is no sales charge. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com. Absent a fee waiver by the investment adviser in effect for certain periods, the returns would be lower.

[2]	Source: Prospectus dated 5/1/09.

[3]	Past performance is no guarantee of future results. Performance is for the stated time period only; the Fund’s current yield may be lower or higher than the quoted yield. Yield quotation more closely reflects current earnings than quotations of total return. Taxable equivalent yield information assumes a Federal tax rate of 35%. For current yield information call 1-800-262-1122.

[4]	The Fund’s investment adviser has voluntarily undertaken to reimburse expenses or waive fees to the extent necessary to maintain a yield of not less than zero. This undertaking may be withdrawn at any time and is subject to recoupment.
Portfolio Composition

By net assets

2

Eaton Vance Tax Free Reserves as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax Free Reserves

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
	$1,000.00	$1,000.00	$2.97	**

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,022.20	$3.01	**

*	Expenses are equal to the Fund’s annualized expense ratio of 0.59% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009.

**	Absent a fee waiver by the investment adviser, expenses would be higher.

3

Eaton Vance Tax Free Reserves as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 92.9%

Principal Amount
(000’s omitted)	Security	Value

General Obligation Notes / Bonds — 15.5%

$200	California Economic Recovery, (FGIC), 5.25%, 1/1/10	$200,000
2,500	Hartford, CT, 3.00%, 4/15/10	2,510,879
1,000	Illinois, 4.00%, 5/20/10	1,012,909
1,500	New Britain, CT, 3.00%, 3/30/10	1,506,085
3,000	San Bernardino County, CA, Central School District, 3.25%, 3/1/10	3,007,630
550	Wadsworth, OH, School District, 2.25%, 9/22/10	556,321

		$8,793,824

Revenue Notes / Bonds — 11.3%

$1,600	Dos Palos-Oro Loma, CA, Joint Unified School District, 2.50%, 9/8/10	$1,608,077
2,500	Oxnard, CA, Financing Authority, 2.50%, 8/25/10	2,511,907
250	Plover, WI, Water System, 2.25%, 5/1/10	251,112
2,000	Wisconsin School Districts Cash Flow Administration Program, 1.625%, 10/15/10	2,015,225

		$6,386,321

Variable Rate Demand Obligations — 66.1%

$200	Athens-Clarke County, GA, Unified Government Development Authority, (University of Georgia Athletic Association), (LOC: SunTrust Bank), 0.27%, 9/1/31	$200,000
1,900	California Housing Finance Agency, (SPA: Bank of Nova Scotia), (AMT), 0.40%, 8/1/32	1,900,000
2,000	Castaic Lake Water Agency, CA, Certificates of Participation, (LOC: Wells Fargo Bank N.A.), 0.17%, 8/1/20	2,000,000
1,500	Chicago, IL, (Neighborhoods Alive 21 Program), (LOC: Northern Trust Company), 0.21%, 1/1/37	1,500,000
990	Colorado Educational and Cultural Facilities Authority, (YMCA of Metropolitan Denver), (LOC: Wells Fargo Bank N.A.), 0.32%, 7/1/18	990,000
760	Colorado Housing and Finance Authority, (SPA: Calyon Bank), 0.27%, 4/1/38	760,000
1,400	Connecticut Health and Educational Facilities Authority, (Bradley Health Care), (LOC: Bank of America N.A.), 0.18%, 7/1/29	1,400,000
2,000	Eagle Tax-Exempt Trust, NY, (SPA: Citigroup Financial Products), (AGM), (BHAC), 0.23%, 11/15/30	2,000,000
1,500	Geisinger Authority, PA, (Geisinger Health System), (SPA: Northern Trust Company), 0.18%, 6/1/39	1,500,000
1,586	Gwinnett County, GA, Development Authority, (Civic & Cultural Center), (SPA: Landesbank Hessen-Thuringen), 0.20%, 9/1/31	1,586,000
1,800	Illinois Development Finance Authority, (British Home for Retired Men and Women), (LOC: LaSalle Bank N.A.), 0.25%, 11/1/27	1,800,000
750	Illinois Finance Authority, (University of Chicago Medical Center), (LOC: Wells Fargo Bank N.A.), 0.18%, 8/15/26	750,000
1,500	Illinois Health Facilities Authority, (Northwest Community Hospital), (SPA: JPMorgan Chase Bank), 0.25%, 7/1/32	1,500,000
700	Las Vegas Valley, NV, Water District, (SPA: Dexia Credit Local), 0.35%, 6/1/36	700,000
500	Long Island, NY, Power Authority, Electric System Revenue, (LOC: State Street Bank and Trust Co.), (AGM), (AMBAC), (BHAC), 0.20%, 5/1/33	500,000
1,000	Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins University), 0.18%, 7/1/36	1,000,000
1,500	Massachusetts Health and Educational Facilities Authority, (Harvard University), 0.25%, 7/1/35	1,500,000
1,500	Massachusetts Health and Educational Facilities Authority, (Museum of Fine Arts), (SPA: Bank of America N.A.), 0.20%, 12/1/37	1,500,000
1,500	Minneapolis & St. Paul, MN, Housing & Redevelopment Authority, (Allina Health System), (LOC: JPMorgan Chase Bank), 0.20%, 11/15/35	1,500,000
2,000	Nebraska Investment Finance Authority, SFMR, (SPA: Federal Home Loan Bank), (AMT), 0.30%, 9/1/37	2,000,000
1,960	New Hampshire Health and Education Facilities Authority, (Dartmouth College), (SPA: JPMorgan Chase Bank), 0.15%, 6/1/23	1,960,000
955	New Jersey Health Care Facilities Financing Authority, (Somerset Medical Center), (LOC: TD Bank N.A.), 0.23%, 7/1/24	955,000
1,500	Oklahoma Turnpike Authority, (SPA: Lloyds TSB Bank PLC), 0.20%, 1/1/28	1,500,000
900	Pasadena, TX, Independent School District, (PSF Guaranteed), (SPA: Bank of America N.A.), 0.25%, 8/15/26	900,000
1,000	Philadelphia, PA, Hospitals & Higher Education Facilities Authority, (Children’s Hospital of Philadelphia Project), (SPA: J.P. Morgan Chase Bank), 0.20%, 2/15/14	1,000,000
2,000	Private Colleges and Universities Authority, GA, (Emory University), 0.17%, 9/1/35	2,000,000
1,000	Travis County, TX, Housing Finance Corp., (Mid-America Apartments, LP), (Travis Apartments), (Liq: FNMA), 0.24%, 2/15/34	1,000,000

See notes to financial statements

4

Eaton Vance Tax Free Reserves as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Variable Rate Demand Obligations (continued)

$1,500	Virginia Small Business Financing Authority, (Carilion Medical Center), (SPA: Wachovia Bank N.A.), 0.21%, 7/1/42	$1,500,000

		$37,401,000

Total Tax-Exempt Investments — 92.9%
(amortized cost $52,581,145)(1)		$52,581,145

Other Assets, Less Liabilities — 7.1%		$4,035,446

Net Assets — 100.0%		$56,616,591

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FNMA - Federal National Mortgage Association

Liq - Liquidity Provider

LOC - Letter of Credit

PSF - Permanent School Fund

SFMR - Single Family Mortgage Revenue

SPA - Standby Bond Purchase Agreement

(1)	Cost for federal income taxes is the same.

The stated interest rate on variable rate demand obligations represents the rate in effect at December 31, 2009.

At December 31, 2009, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

California	19.8%
Illinois	11.6%
Others, representing less than 10% individually	61.5%

At December 31, 2009, the concentration of the Fund’s investments in the various industries, determined as a percentage of net assets, is as follows:

General Obligations	22.9%
Hospital	18.1%
Education	13.6%
Housing	10.0%
Others, representing less than 10% individually	28.3%

See notes to financial statements

5

Eaton Vance Tax Free Reserves as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investments, at amortized cost	$52,581,145
Cash	3,938,000
Interest receivable	259,186
Receivable for investments sold	395,821
Receivable for Fund shares sold	9,535

Total assets	$57,183,687

Liabilities

Payable for Fund shares redeemed	$498,480
Payable to affiliates:
Investment adviser fee	17,954
Trustees’ fees	1,374
Accrued expenses	49,288

Total liabilities	$567,096

Net Assets for 56,660,116 shares of beneficial interest outstanding	$56,616,591

Sources of Net Assets

Paid-in capital	$56,616,783
Accumulated net realized loss	(192)

Total	$56,616,591

Net Asset Value, Offering Price and Redemption Price Per Share

($56,616,591 ÷ 56,660,116 shares of beneficial interest outstanding)	$1.00

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Interest	$667,754

Total investment income	$667,754

Expenses

Investment adviser fee	$472,366
Trustees’ fees and expenses	5,544
Custodian fee	81,420
Transfer and dividend disbursing agent fees	8,548
Legal and accounting services	36,850
Temporary Guarantee Program fee	23,181
Printing and postage	17,182
Registration fees	33,306
Miscellaneous	11,180

Total expenses	$689,577

Deduct —
Waiver of investment adviser fee	$95,037
Reduction of custodian fee	170

Total expense reductions	$95,207

Net expenses	$594,370

Net investment income	$73,384

Realized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(27)

Net realized loss	$(27)

Net increase in net assets from operations	$73,357

See notes to financial statements

6

Eaton Vance Tax Free Reserves as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$73,384	$1,360,498
Net realized loss from investment transactions	(27)	—

Net increase in net assets from operations	$73,357	$1,360,498

Distributions to shareholders —
From net investment income	$(73,384)	$(1,386,284)

Total distributions to shareholders	$(73,384)	$(1,386,284)

Transactions in shares of beneficial interest at
Net Asset Value of $1.00 per share —
Proceeds from sale of shares	$128,506,975	$239,805,503
Net asset value of shares issued to shareholders in payment of distributions declared	15,240	430,426
Cost of shares redeemed	(185,458,771)	(196,936,357)

Net increase (decrease) in net assets from Fund share transactions	$(56,936,556)	$43,299,572

Net increase (decrease) in net assets	$(56,936,583)	$43,273,786

Net Assets

At beginning of year	$113,553,174	$70,279,388

At end of year	$56,616,591	$113,553,174

See notes to financial statements

7

Eaton Vance Tax Free Reserves as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,

	2009		2008	2007		2006		2005

Net asset value — Beginning of year	$1.000		$1.000	$1.000		$1.000		$1.000

Income (Loss) From Operations

Net investment income	$0.001		$0.016	$0.029		$0.027		$0.017
Net realized and unrealized gain (loss)	(—	)(1)	0.001	—		—		—

Total income from operations	$0.001		$0.017	$0.029		$0.027		$0.017

Less Distributions

From net investment income	$(0.001)		$(0.017)	$(0.029)		$(0.027)		$(0.017)

Total distributions	$(0.001)		$(0.017)	$(0.029)		$(0.027)		$(0.017)

Net asset value — End of year	$1.000		$1.000	$1.000		$1.000		$1.000

Total Return(2)	0.07%		1.67%	2.99%		2.71%		1.67%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$56,617		$113,553	$70,279		$38,497		$34,058
Ratios (as a percentage of average daily net assets):
Net expenses before custodian fee reduction	0.63	%(3)	0.66%	0.70	%(3)	0.77	%(3)	0.82	%(3)
Net expenses after custodian fee reduction	0.63	%(3)	0.66%	0.69	%(3)	0.69	%(3)	0.71	%(3)
Net investment income	0.08%		1.58%	2.94%		2.68%		1.69%

(1)	Amount is less than $(0.0005) per share

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	The investment adviser voluntarily waived a portion of its investment adviser fee (equal to 0.10%, 0.03%, 0.04% and 0.03% of average daily net assets for the years ended December 31, 2009, 2007, 2006 and 2005, respectively). Absent this waiver, total return would be lower.

See notes to financial statements

8

Eaton Vance Tax Free Reserves as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax Free Reserves (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide as high a rate of income exempt from regular federal income tax as may be consistent with preservation of capital and maintenance of liquidity.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — The Fund generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which the Fund must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, the Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $192 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2014 ($165) and December 31, 2017 ($27).

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the

9

Eaton Vance Tax Free Reserves as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31
	2009	2008

Distributions declared from:
Tax-exempt income	$73,384	$1,360,498
Ordinary income	$—	$25,786

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(192)

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.50% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2009, the fee amounted to $472,366. Pursuant to a voluntary fee waiver, EVM waived $95,037 of its investment adviser fee for the year ended December 31, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $435 in sub-transfer agent fees.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales (including maturities) of investments aggregated $117,114,416 and $174,199,815, respectively, for the year ended December 31, 2009.

5   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund).

6   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of the requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

10

Eaton Vance Tax Free Reserves as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At December 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$52,581,145	$—	$52,581,145

Total Investments	$—	$52,581,145	$—	$52,581,145

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

8   Temporary Guarantee Program

The Fund participated in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the Guarantee Program). Under the Guarantee Program, amounts of Fund shares owned by shareholders as of the close of business on September 19, 2008 were guaranteed by the U.S. Treasury against loss in the event (i) the Fund’s market-based net asset value fell below $0.995 per share (i.e., rounds to less than $1.00 per share) and (ii) the Fund subsequently liquidated (the “guarantee event”). Upon such event, Fund shareholders who had continuously maintained a Fund account from September 19, 2008 until the guarantee event were eligible to receive from the U.S. Treasury the difference between $1.00 per share and the Fund’s net proceeds per share upon liquidation applied to the lesser of shares held by such shareholders on September 19, 2008 or on the date of the guarantee event. Investors who became Fund shareholders after September 19, 2008, or who owned an account in the Fund on September 19, 2008 but subsequently closed their account, would not have received a payment under the Guarantee Program. To participate in the Guarantee Program, the Fund paid a fee equal to 0.010% of the value of its shares outstanding as of September 19, 2008 at $1 per share. Such fee was amortized to expense over the Guarantee Program’s initial three-month period which expired on December 18, 2008. The U.S. Treasury extended the Guarantee Program to April 30, 2009 and again to September 18, 2009. The Trustees approved the Fund’s continued participation in the Guarantee Program and the Fund paid additional premiums which were amortized over the period of the applicable extension. The Guarantee Program ended as of September 18, 2009. Guarantee payments under the Guarantee Program were subject to an overall limit of approximately $50 billion for all eligible money market funds participating in the Guarantee Program.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 12, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

11

Eaton Vance Tax Free Reserves as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance Tax Free
Reserves:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax Free Reserves (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 20, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax Free Reserves as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 12, 2010

12

Eaton Vance Tax Free Reserves as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Fund designates 100% of dividends from net investment income as an exempt-interest dividend.

13

Eaton Vance Tax Free Reserves

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

14

Eaton Vance Tax Free Reserves

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax Free Reserves (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser’s experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

15

Eaton Vance Tax Free Reserves

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three, five- and ten-year periods ended September 30, 2008 for the Fund. The Board noted that the Fund’s performance relative to its peers is affected by the Fund’s emphasis on quality and its lower proportion of securities which produce income subject to alternative minimum tax (“AMT Securities”). AMT Securities generally have higher yields than securities which produce income not subject to alternative minimum tax. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

16

Eaton Vance Tax Free Reserves

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Parametric” refers to Parametric Portfolio Associates, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

17

Eaton Vance Tax Free Reserves

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 12/28/67	Vice President	Since 2009	Assistant Vice President of EVM and BMR and a member of EVM’s investment grade income team for more than 5 years. Officer of 31 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 94 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 93 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

18

Eaton Vance Tax Free Reserves

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Eric A. Stein 4/18/80	Vice President	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in July 2008, Mr. Stein worked at the New York Federal Reserve Bank (2007-2008) and attended business school in Chicago, Illinois. Officer of 31 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

19

This Page Intentionally Left Blank

Investment Adviser
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

Eaton Vance Tax Free Reserves
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

277-2/10	TRSRC

Eaton Vance
Investment Managers

Annual Report December 31, 2009

WALL ST
AU ST

EATON VANCE TAX-MANAGED GROWTH FUND 1.1

Annual Report December 31, 2009 EATON VANCE TAX-MANAGED GROWTH FUND 1.1

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/brokerdealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Michael A. Allison, CFA
Co-Portfolio Manager

Lewis R. Piantedosi
Co-Portfolio Manager

Yana S. Barton, CFA
Co-Portfolio Manager

Duncan W. Richardson, CFA
Co-Portfolio Manager
•	After an uncertain first quarter of 2009, in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the Standard & Poor’s 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003.[1]
•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.
•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small-and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ending December 31, 2009, Eaton Vance Tax-Managed Growth Fund 1.1 (the Fund)[2] posted a double-digit returns, but underperformed the S&P 500 Index (the Index), due in part to differences in sector allocation and stock selection versus the Index.
•	Each of the 10 economic sectors represented in the Index registered positive results for the year. The information technology (IT) sector gained more than 60%, followed by materials and consumer discretionary, each of which advanced more than 40%. In contrast, telecommunication services was the only sector with single-digit returns, while utilities, energy, and consumer staples had returns ranging between 11% and 15%, reflecting the dominance of cyclical stocks over defensive stocks during the period.
•	Best-performing industries for the Index included real estate management and development, automobiles, internet and catalog retailers, paper and
Total Return Performance
12/31/08 – 12/31/09

Class A3	22.79%
Class B3	21.89
Class C3	21.90
Class I3	23.16
Class S3	22.99
S&P 500 Index[1]	26.47
Lipper Large-Cap Core Funds Classification[1]	27.16
See pages 3 and 4 for more performance information including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests its assets in Tax-Managed Growth Portfolio, a separately registered investment company with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
forest products, auto components, energy equipment and services, wireless telecommunication services and multiline retailers. Conversely, construction materials, diversified consumer services, construction and engineering, biotechnology, thrifts and mortgage companies and commercial banks each posted losses for the year.
•	During the year ending December 31, 2009, the Fund remained overweighted in the health care, industrials, consumer staples and consumer discretionary sectors, while continuing to underweight IT, financials, materials, energy, telecommunications and utilities. While management selectively increased the Fund’s overall exposure to specific areas within the IT sector, stock selection in this space proved to have the largest negative impact on relative performance for the year. Underweighting stronger-performing industries, such as computers & peripherals and software, hurt returns, as did lagging selection in the communication equipment industry. An overweight allocation and stock selection in health care also detracted, as did stock selection in financials, where a number of lower-priced, lower-quality companies represented in the Index saw their stock prices ascend further than the higher-quality names held by the Fund.
•	In contrast, the Fund benefited from its investments in the energy, utilities, industrials and telecommunication services sectors. Stock selection in the energy sector lifted returns, as management’s emphasis on the more specialized exploration and production companies over the mega-cap and more-defensive integrated oil names keyed relative gains. The Fund’s de-emphasis of the lagging telecommunication services and utilities sectors also helped relative performance, as did security selection among industrial conglomerates and machinery stocks.
•	As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings*
By net assets

Anadarko Petroleum Corp.	2.9%
PepsiCo, Inc.	2.8
United Technologies Corp.	2.7
Intel Corp.	2.4
Apache Corp.	2.3
International Business Machines Corp.	2.2
NIKE, Inc., Class B	2.1
Johnson & Johnson	2.1
Abbott Laboratories	1.9
Pfizer, Inc.	1.9

*	Top 10 Holdings represented 23.3% of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.
Sector Weightings**
By net assets

**	As a percentage of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 3/28/96.

A $10,000 hypothetical investment at net asset value in Class B, Class C, Class I and Class S shares on 12/31/99 would have been valued at $9,429, $9,418, $10,499 and $10,304, respectively, on 12/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.
Performance1

	Class A	Class B	Class C	Class I	Class S
Share Class Symbol	ETTGX	EMTGX	ECTGX	EITMX	ESTGX

Average Annual Total Returns (at net asset value)
One Year	22.79%	21.89%	21.90%	23.16%	22.99%
Five Years	0.26	-0.48	-0.50	0.57	0.41
Ten Years	0.16	-0.59	-0.60	0.49	0.30
Life of Fund†	6.30	5.51	5.33	1.09	1.04
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	15.72%	16.89%	20.90%	23.16%	22.99%
Five Years	-0.92	-0.88	-0.50	0.57	0.41
Ten Years	-0.43	-0.59	-0.60	0.49	0.30
Life of Fund†	5.84	5.51	5.33	1.09	1.04

†	Inception Dates – Class A and Class B: 3/28/96; Class C: 8/2/96; Class I: 7/2/99; Class S: 5/14/99

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.
Total Annual
Operating Expenses2

	Class A	Class B	Class C	Class I

Expense Ratio	0.86%	1.61%	1.61%	0.61%

[2]	Source: Prospectus dated 5/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended December 31, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	22.79%	0.26%	0.16%
Return After Taxes on Distributions	22.55	0.07	0.05
Return After Taxes on Distributions and Sale of Fund Shares	15.15	0.23	0.14
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	15.72%	-0.92%	-0.43%
Return After Taxes on Distributions	15.49	-1.11	-0.54
Return After Taxes on Distributions and Sale of Fund Shares	10.53	-0.78	-0.36
Average Annual Total Returns
(For the periods ended December 31, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	21.89%	-0.48%	-0.59%
Return After Taxes on Distributions	21.84	-0.50	-0.59
Return After Taxes on Distributions and Sale of Fund Shares	14.29	-0.41	-0.50
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	16.89%	-0.88%	-0.59%
Return After Taxes on Distributions	16.84	-0.90	-0.59
Return After Taxes on Distributions and Sale of Fund Shares	11.04	-0.75	-0.50
Average Annual Total Returns
(For the periods ended December 31, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	21.90%	-0.50%	-0.60%
Return After Taxes on Distributions	21.76	-0.59	-0.64
Return After Taxes on Distributions and Sale of Fund Shares	14.43	-0.42	-0.51
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	20.90%	-0.50%	-0.60%
Return After Taxes on Distributions	20.76	-0.59	-0.64
Return After Taxes on Distributions and Sale of Fund Shares	13.78	-0.42	-0.51
Average Annual Total Returns
(For the periods ended December 31, 2009)
Returns at Net Asset Value (NAV) (Class I)

	One Year	Five Years	Ten Years
Return Before Taxes	23.16%	0.57%	0.49%
Return After Taxes on Distributions	22.87	0.32	0.33
Return After Taxes on Distributions and Sale of Fund Shares	15.47	0.49	0.42
Average Annual Total Returns
(For the periods ended December 31, 2009)
Returns at Net Asset Value (NAV) (Class S)

	One Year	Five Years	Ten Years
Return Before Taxes	22.99%	0.41%	0.30%
Return After Taxes on Distributions	22.75	0.16	0.16
Return After Taxes on Distributions and Sale of Fund Shares	15.28	0.30	0.23
Class A and Class B of the Fund commenced investment operations on 3/28/96, Class C commenced operations on 8/2/96, Class I commenced operations on 7/2/99, and Class S commenced operations on 5/14/99. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Growth Fund 1.1

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
Class A	$1,000.00	$1,215.50	$5.03
Class B	$1,000.00	$1,211.10	$9.20
Class C	$1,000.00	$1,210.80	$9.19
Class I	$1,000.00	$1,217.70	$3.69
Class S	$1,000.00	$1,216.30	$4.08

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.58
Class B	$1,000.00	$1,016.90	$8.39
Class C	$1,000.00	$1,016.90	$8.39
Class I	$1,000.00	$1,021.90	$3.36
Class S	$1,000.00	$1,021.50	$3.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, 0.66% for Class I shares and 0.73% for Class S shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $846,583,971)	$1,402,161,920
Receivable for Fund shares sold	1,848,872

Total assets	$1,404,010,792

Liabilities

Payable for Fund shares redeemed	$3,363,231
Payable to affiliates:
Distribution and service fees	511,014
Trustees’ fees	125
Accrued expenses and other liabilities	581,223

Total liabilities	$4,455,593

Net Assets	$1,399,555,199

Sources of Net Assets

Paid-in capital	$1,690,853,357
Accumulated net realized loss from Portfolio	(846,859,490)
Accumulated distributions in excess of net investment income	(16,617)
Net unrealized appreciation from Portfolio	555,577,949

Total	$1,399,555,199

Class A Shares

Net Assets	$1,036,371,169
Shares Outstanding	48,427,204
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$21.40
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$22.71

Class B Shares

Net Assets	$52,538,473
Shares Outstanding	2,526,630
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$20.79

Class C Shares

Net Assets	$281,787,137
Shares Outstanding	14,484,696
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$19.45

Class I Shares

Net Assets	$12,423,757
Shares Outstanding	616,371
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$20.16

Class S Shares

Net Assets	$16,434,663
Shares Outstanding	758,947
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$21.65

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $384,276)	$30,318,526
Interest allocated from Portfolio	97,384
Expenses allocated from Portfolio	(6,201,294)
Miscellaneous income	40,987

Total investment income from Portfolio	$24,255,603

Expenses

Distribution and service fees
Class A	2,368,789
Class B	710,676
Class C	2,650,803
Class S	31,975
Trustees’ fees and expenses	499
Custodian fee	31,866
Transfer and dividend disbursing agent fees	1,681,682
Legal and accounting services	21,120
Printing and postage	153,855
Registration fees	61,883
Miscellaneous	479,840

Total expenses	$8,192,988

Net investment income	$16,062,615

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions(1)	$78,008,665
Investment transactions allocated from affiliated investment	(8,763)
Foreign currency transactions	2,866

Net realized gain	$78,002,768

Change in unrealized appreciation (depreciation) —
Investments	$166,960,335
Foreign currency	10,526

Net change in unrealized appreciation (depreciation)	$166,970,861

Net realized and unrealized gain	$244,973,629

Net increase in net assets from operations	$261,036,244

(1)	Includes net realized gains of $63,165,372 from redemptions in-kind.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$16,062,615	$24,471,174
Net realized gain from investment transactions and foreign currency transactions	78,002,768	98,595,841
Net change in unrealized appreciation (depreciation) from investments and foreign currency	166,970,861	(918,233,193)

Net increase (decrease) in net assets from operations	$261,036,244	$(795,166,178)

Distributions to shareholders —
From net investment income
Class A	$(13,682,974)	$(20,102,624)
Class B	(133,899)	(239,745)
Class C	(2,199,655)	(3,238,756)
Class I	(66,198)	(8,393)
Class S	(221,624)	(382,576)
Tax return of capital
Class A	(120,288)	—
Class B	(1,177)	—
Class C	(19,337)	—
Class I	(582)	—
Class S	(1,948)	—

Total distributions to shareholders	$(16,447,682)	$(23,972,094)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,100,394	$9,937,000
Class B	1,321,337	2,468,159
Class C	2,916,526	4,843,999
Class I	246,056,019	353,282,394
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,383,204	16,165,901
Class B	114,216	197,589
Class C	1,671,112	2,385,037
Class I	7,544	8,393
Class S	12,331	15,507
Cost of shares redeemed
Class A	(200,335,430)	(271,674,722)
Class B	(14,923,185)	(57,596,998)
Class C	(58,403,226)	(89,151,916)
Class I	(239,111,060)	(365,088,562)
Class S	(4,813,874)	(2,809,032)
Net asset value of shares exchanged
Class A	56,484,461	140,070,739
Class B	(56,484,461)	(140,070,739)

Net decrease in net assets from Fund share transactions	$(248,004,092)	$(397,017,251)

Net decrease in net assets	$(3,415,530)	$(1,216,155,523)

	Year Ended	Year Ended
Net Assets	December 31, 2009	December 31, 2008

At beginning of year	$1,402,970,729	$2,619,126,252

At end of year	$1,399,555,199	$1,402,970,729

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(16,617)	$222,252

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2009	2008	2007	2006		2005

Net asset value — Beginning of year	$17.660	$26.930	$26.130	$23.310		$22.550

Income (Loss) From Operations

Net investment income(1)	$0.260	$0.333	$0.315	$0.258		$0.197
Net realized and unrealized gain (loss)	3.768	(9.236)	0.819	2.839		0.772

Total income (loss) from operations	$4.028	$(8.903)	$1.134	$3.097		$0.969

Less Distributions

From net investment income	$(0.285)	$(0.367)	$(0.332)	$(0.277)		$(0.209)
Tax return of capital	(0.003)	—	(0.002)	(0.000	)(2)	—

Total distributions	$(0.288)	$(0.367)	$(0.334)	$(0.277)		$(0.209)

Net asset value — End of year	$21.400	$17.660	$26.930	$26.130		$23.310

Total Return(3)	22.79%	(33.04)%	4.32%	13.28%		4.29%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,036,371	$979,380	$1,624,818	$1,491,828		$1,097,719
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.91%	0.86%	0.82%	0.80%		0.83	%(6)
Net investment income	1.42%	1.45%	1.16%	1.05%		0.87	%(6)
Portfolio Turnover of the Portfolio(7)	2%	1%	2%	1%		0	%(8)

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 3%, 6%, 7% and 6% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2009		2008	2007		2006		2005

Net asset value — Beginning of year	$17.100		$25.780	$24.920		$22.170		$21.430

Income (Loss) From Operations

Net investment income(1)	$0.127		$0.145	$0.103		$0.065		$0.025
Net realized and unrealized gain (loss)	3.617		(8.789)	0.781		2.690		0.721

Total income (loss) from operations	$3.744		$(8.644)	$0.884		$2.755		$0.746

Less Distributions

From net investment income	$(0.054)		$(0.036)	$(0.024)		$(0.005)		$(0.006)
Tax return of capital	(0.000	)(2)	—	(0.000	)(2)	(0.000	)(2)	—

Total distributions	$(0.054)		$(0.036)	$(0.024)		$(0.005)		$(0.006)

Net asset value — End of year	$20.790		$17.100	$25.780		$24.920		$22.170

Total Return(3)	21.89%		(33.53)%	3.55%		12.43%		3.48%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$52,538		$115,096	$405,461		$805,778		$1,408,499
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.67%		1.61%	1.57%		1.55%		1.58	%(6)
Net investment income	0.73%		0.64%	0.40%		0.28%		0.12	%(6)
Portfolio Turnover of the Portfolio(7)	2%		1%	2%		1%		0	%(8)

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 3%, 6%, 7% and 6% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2009	2008	2007	2006		2005

Net asset value — Beginning of year	$16.080	$24.480	$23.780	$21.240		$20.560

Income (Loss) From Operations

Net investment income(1)	$0.112	$0.144	$0.100	$0.065		$0.024
Net realized and unrealized gain (loss)	3.412	(8.362)	0.738	2.571		0.696

Total income (loss) from operations	$3.524	$(8.218)	$0.838	$2.636		$0.720

Less Distributions

From net investment income	$(0.153)	$(0.182)	$(0.137)	$(0.096)		$(0.040)
Tax return of capital	(0.001)	—	(0.001)	(0.000	)(2)	—

Total distributions	$(0.154)	$(0.182)	$(0.138)	$(0.096)		$(0.040)

Net asset value — End of year	$19.450	$16.080	$24.480	$23.780		$21.240

Total Return(3)	21.90%	(33.56)%	3.52%	12.41%		3.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$281,787	$286,459	$538,593	$597,399		$634,290
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.66%	1.61%	1.57%	1.55%		1.58	%(6)
Net investment income	0.67%	0.69%	0.41%	0.29%		0.12	%(6)
Portfolio Turnover of the Portfolio(7)	2%	1%	2%	1%		0	%(8)

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 3%, 6%, 7% and 6% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,

	2009	2008	2007	2006		2005

Net asset value — Beginning of year	$16.640	$25.400	$24.630	$21.990		$21.290

Income (Loss) From Operations

Net investment income(1)	$0.263	$0.250	$0.286	$0.240		$0.238
Net realized and unrealized gain (loss)	3.594	(8.580)	0.885	2.732		0.726

Total income (loss) from operations	$3.857	$(8.330)	$1.171	$2.972		$0.964

Less Distributions

From net investment income	$(0.334)	$(0.430)	$(0.399)	$(0.332)		$(0.264)
Tax return of capital	(0.003)	—	(0.002)	(0.000	)(2)	—

Total distributions	$(0.337)	$(0.430)	$(0.401)	$(0.332)		$(0.264)

Net asset value — End of year	$20.160	$16.640	$25.400	$24.630		$21.990

Total Return(3)	23.16%	(32.77)%	4.73%	13.51%		4.52%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$12,424	$4,002	$19,344	$18,150		$644
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.67%	0.61%	0.58%	0.55%		0.58	%(6)
Net investment income	1.52%	1.19%	1.12%	1.00%		1.12	%(6)
Portfolio Turnover of the Portfolio(7)	2%	1%	2%	1%		0	%(8)

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 3%, 6%, 7% and 6% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class S

	Year Ended December 31,

	2009	2008	2007	2006		2005

Net asset value — Beginning of year	$17.840	$27.170	$26.330	$23.470		$22.680

Income (Loss) From Operations

Net investment income(1)	$0.299	$0.372	$0.354	$0.288		$0.235
Net realized and unrealized gain (loss)	3.806	(9.323)	0.830	2.852		0.772

Total income (loss) from operations	$4.105	$(8.951)	$1.184	$3.140		$1.007

Less Distributions

From net investment income	$(0.292)	$(0.379)	$0.342	$(0.280)		$(0.217)
Tax return of capital	(0.003)	—	(0.002)	(0.000	)(2)	—

Total distributions	$(0.295)	$(0.379)	$(0.344)	$(0.280)		$(0.217)

Net asset value — End of year	$21.650	$17.840	$27.170	$26.330		$23.470

Total Return(3)	22.99%	(32.93)%	4.48%	13.37%		4.43%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$16,435	$18,033	$30,910	$33,127		$32,946
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.72%	0.71%	0.68%	0.68%		0.66	%(6)
Net investment income	1.62%	1.60%	1.29%	1.17%		1.04	%(6)
Portfolio Turnover of the Portfolio(7)	2%	1%	2%	1%		0	%(8)

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 3%, 6%, 7% and 6% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.1 (the Fund) is a diversified series of the Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class S shares were issued in connection with the acquisition of a private investment company and are exempt from registration under the Securities Act of 1933. Effective March 30, 2001, the Fund was closed to new accounts. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (14.8% at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $84,640,503 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2010. During the year ended December 31, 2009, a capital loss carryforward of $1,525,387 was utilized to offset net realized gains by the Fund.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary income	$16,304,350	$23,972,094
Tax return of capital	143,332	—

During the year ended December 31, 2009, accumulated net realized loss was increased by $136,085,434, distributions in excess of net investment income was decreased by $2,866 and paid-in capital was increased by $136,082,568 due to differences between book and tax accounting, primarily for foreign currency gain (loss), redemptions in-kind and the timing of recognition for litigation proceeds received. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(84,640,503)
Net unrealized depreciation	$(206,657,385)
Other temporary differences	$(270)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, investments in partnerships, the timing of recognizing distributions to shareholders and wash sales.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $94,072 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $15,650 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2009 amounted to $2,368,789 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2009, the Fund paid or accrued to EVD $533,007 and $1,988,102 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $36,131,000 and $101,309,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2009 amounted to $177,669 and $662,701 for Class B and Class C shares, respectively. Pursuant to a servicing agreement, the Fund pays EVD a service fee of 0.20% per annum of its average daily net assets attributable to Class S shares, one-half of which is paid by EVD to a subagent. Service fees paid or accrued for the year ended December 31, 2009 amounted to $31,975 for Class S shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2009, the Fund was informed that EVD received approximately $0, $58,503 and $3,224 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $147,900,101 and $424,742,605, respectively. Decreases in the Fund’s investment in the Portfolio include the distribution of common stock as the result of redemptions in-kind of $231,642,933.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2009	2008

Sales	305,213	468,007
Issued to shareholders electing to receive payments of distributions in Fund shares	526,716	927,985
Redemptions	(11,167,987)	(12,455,336)
Exchange from Class B shares	3,295,457	6,188,418

Net decrease	(7,040,601)	(4,870,926)

	Year Ended December 31,
Class B	2009	2008

Sales	75,488	116,640
Issued to shareholders electing to receive payments of distributions in Fund shares	5,441	11,712
Redemptions	(872,624)	(2,637,114)
Exchange to Class A shares	(3,411,805)	(6,488,594)

Net decrease	(4,203,500)	(8,997,356)

	Year Ended December 31,
Class C	2009	2008

Sales	167,874	245,993
Issued to shareholders electing to receive payments of distributions in Fund shares	85,087	150,285
Redemptions	(3,580,637)	(4,583,106)

Net decrease	(3,327,676)	(4,186,828)

	Year Ended December 31,
Class I	2009	2008

Sales	14,470,163	16,924,054
Issued to shareholders electing to receive payments of distributions in Fund shares	371	511
Redemptions	(14,094,626)	(17,445,660)

Net increase (decrease)	375,908	(521,095)

	Year Ended December 31,
Class S	2009	2008

Issued to shareholders electing to receive payments of distributions in Fund shares	564	881
Redemptions	(252,732)	(127,330)

Net decrease	(252,168)	(126,449)

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Series Trust and
Shareholders of Eaton Vance Tax-Managed
Growth Fund 1.1:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.1 (the “Fund”) (one of the series constituting the Eaton Vance Series Trust), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

Eaton Vance Tax-Managed Growth Fund 1.1 as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $29,559,669 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualified under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 100% qualified for the corporate dividends received deduction.

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.5%

Security	Shares	Value

Aerospace & Defense — 4.8%

Boeing Co. (The)	960,677	$52,001,446
General Dynamics Corp.	473,021	32,245,842
Honeywell International, Inc.	293,134	11,490,853
Lockheed Martin Corp.	19,800	1,491,930
Northrop Grumman Corp.	1,701,074	95,004,983
Raytheon Co.	58,153	2,996,042
Rockwell Collins, Inc.	147,928	8,189,294
United Technologies Corp.	3,657,193	253,845,766

		$457,266,156

Air Freight & Logistics — 2.4%

FedEx Corp.	1,156,039	$96,471,455
United Parcel Service, Inc., Class B	2,262,306	129,788,495

		$226,259,950

Auto Components — 0.2%

Johnson Controls, Inc.	740,109	$20,160,569
WABCO Holdings, Inc.	1,156	29,813

		$20,190,382

Automobiles — 0.0%

DaimlerChrysler AG	17,284	$921,237
Harley-Davidson, Inc.	133,800	3,371,760

		$4,292,997

Beverages — 5.0%

Brown-Forman Corp., Class A	393,146	$22,153,777
Brown-Forman Corp., Class B	156,213	8,368,330
Coca-Cola Co. (The)	2,871,938	163,700,466
Coca-Cola Enterprises, Inc.	54,516	1,155,739
Molson Coors Brewing Co., Class B	186,000	8,399,760
PepsiCo, Inc.	4,422,231	268,871,645

		$472,649,717

Biotechnology — 1.9%

Amgen, Inc.(1)	2,920,204	$165,195,940
Biogen Idec, Inc.(1)	13,543	724,550
Genzyme Corp.(1)	23,267	1,140,316
Gilead Sciences, Inc.(1)	246,207	10,655,839

		$177,716,645

Building Products — 0.0%

Masco Corp.	140,317	$1,937,778

		$1,937,778

Capital Markets — 4.0%

Ameriprise Financial, Inc.	74,124	$2,877,494
Bank of New York Mellon Corp. (The)	894,847	25,028,871
Charles Schwab Corp. (The)	718,360	13,519,535
Credit Suisse Group AG	47,576	2,356,978
E*Trade Financial Corp.(1)	45,935	80,386
Federated Investors, Inc., Class B	293,517	8,071,718
Franklin Resources, Inc.	539,468	56,832,954
Goldman Sachs Group, Inc. (The)	557,466	94,122,559
Legg Mason, Inc.	104,784	3,160,285
Morgan Stanley	2,837,118	83,978,693
Northern Trust Corp.	715,649	37,500,008
Piper Jaffray Cos., Inc.(1)	504	25,507
State Street Corp.	531,412	23,137,678
T. Rowe Price Group, Inc.	323,743	17,239,315
UBS AG(1)	94,307	1,462,702
Waddell & Reed Financial, Inc., Class A	273,635	8,356,813

		$377,751,496

Chemicals — 1.0%

Ashland, Inc.	30,391	$1,204,092
Dow Chemical Co. (The)	152,627	4,217,084
E.I. Du Pont de Nemours & Co.	978,736	32,954,041
Ecolab, Inc.	380,814	16,976,688
Monsanto Co.	29,739	2,431,163
PPG Industries, Inc.	4,400	257,576
Sigma-Aldrich Corp.	809,485	40,903,277

		$98,943,921

Commercial Banks — 2.8%

Bank of Hawaii Corp.	616	$28,989
Bank of Montreal	33,047	1,754,135
BB&T Corp.	1,043,443	26,472,149
City National Corp.	52,552	2,396,371
Comerica, Inc.	230,933	6,828,689
Fifth Third Bancorp	1,588,904	15,491,814
First Horizon National Corp.(1)	69,184	927,066
HSBC Holdings PLC	220,592	2,509,220
HSBC Holdings PLC ADR	103,266	5,895,456
KeyCorp	180,824	1,003,573
M&T Bank Corp.	25,938	1,734,993
Marshall & Ilsley Corp.	158,431	863,449

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Commercial Banks (continued)

PNC Financial Services Group, Inc.	81,695	$4,312,679
Regions Financial Corp.	250,097	1,323,013
Royal Bank of Canada	252,530	13,522,981
Societe Generale	669,675	46,528,985
SunTrust Banks, Inc.	321,840	6,530,134
Synovus Financial Corp.	52,977	108,603
Toronto-Dominion Bank	17,915	1,123,629
Trustmark Corp.	205,425	4,630,280
U.S. Bancorp	2,933,385	66,030,496
Wells Fargo & Co.	2,165,006	58,433,512
Westamerica Bancorporation	1,968	108,968
Zions Bancorporation	63,409	813,537

		$269,372,721

Commercial Services & Supplies — 0.1%

Avery Dennison Corp.	56,594	$2,065,115
Cintas Corp.	208,456	5,430,279
Pitney Bowes, Inc.	15,870	361,201
Waste Management, Inc.	108,828	3,679,475

		$11,536,070

Communications Equipment — 3.9%

Cisco Systems, Inc.(1)	7,187,656	$172,072,485
Juniper Networks, Inc.(1)	109,780	2,927,833
Motorola, Inc.(1)	1,151,307	8,934,142
Nokia Oyj ADR	1,721,613	22,122,727
QUALCOMM, Inc.	3,168,806	146,588,965
Telefonaktiebolaget LM Ericsson ADR	1,750,000	16,082,500

		$368,728,652

Computers & Peripherals — 4.6%

Apple, Inc.(1)	291,406	$61,445,869
Dell, Inc.(1)	4,062,859	58,342,655
EMC Corp.(1)	2,038,992	35,621,190
Hewlett-Packard Co.	1,117,077	57,540,636
International Business Machines Corp.	1,581,888	207,069,139
Lexmark International, Inc., Class A(1)	34,181	888,023
NetApp, Inc.(1)	417,589	14,360,886

		$435,268,398

Construction & Engineering — 0.0%

Jacobs Engineering Group, Inc.(1)	64,781	$2,436,413

		$2,436,413

Construction Materials — 0.0%

Vulcan Materials Co.	34,690	$1,827,122

		$1,827,122

Consumer Finance — 0.5%

American Express Co.	420,726	$17,047,818
Capital One Financial Corp.	407,705	15,631,410
Discover Financial Services	1,105,050	16,255,285
SLM Corp.(1)	10,200	114,954

		$49,049,467

Containers & Packaging — 0.1%

Bemis Co., Inc.	133,186	$3,948,965
Temple-Inland, Inc.	90,660	1,913,832

		$5,862,797

Distributors — 0.1%

Genuine Parts Co.	188,424	$7,152,575

		$7,152,575

Diversified Consumer Services — 0.4%

Apollo Group, Inc., Class A(1)	10,887	$659,535
H&R Block, Inc.	1,506,291	34,072,302

		$34,731,837

Diversified Financial Services — 1.8%

Bank of America Corp.	2,830,245	$42,623,490
Citigroup, Inc.	119,611	395,912
CME Group, Inc.	28,751	9,658,898
ING Groep NV ADR(1)	191,170	1,875,378
IntercontinentalExchange, Inc.(1)	13,162	1,478,093
JPMorgan Chase & Co.	2,683,320	111,813,944
Moody’s Corp.	179,602	4,813,334

		$172,659,049

Diversified Telecommunication Services — 1.0%

AT&T, Inc.	1,500,639	$42,062,911
CenturyTel, Inc.	11,539	417,827
Deutsche Telekom AG ADR	1,374,898	20,211,001
McLeodUSA, Inc., Class A(1)(2)	947	0
Telefonos de Mexico SA de CV ADR	704,876	11,686,844
Telmex Internacional SAB de CV ADR	283,026	5,023,711

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Diversified Telecommunication Services (continued)

Verizon Communications, Inc.	444,858	$14,738,146
Windstream Corp.	247,947	2,724,938

		$96,865,378

Electric Utilities — 0.0%

Duke Energy Corp.	47,382	$815,444
Exelon Corp.	9,202	449,702
Southern Co. (The)	68,451	2,280,787

		$3,545,933

Electrical Equipment — 1.1%

Emerson Electric Co.	2,283,488	$97,276,589
Rockwell Automation, Inc.	125,000	5,872,500
SunPower Corp., Class B(1)	1	21

		$103,149,110

Electronic Equipment, Instruments & Components — 0.8%

Agilent Technologies, Inc.(1)	456,730	$14,190,601
Corning, Inc.	2,838,521	54,811,841
Flextronics International, Ltd.(1)	161,054	1,177,305
National Instruments Corp.	35,783	1,053,809
Tyco Electronics, Ltd.	10,142	248,986

		$71,482,542

Energy Equipment & Services — 1.3%

Baker Hughes, Inc.	136,681	$5,532,847
Halliburton Co.	846,488	25,470,824
Schlumberger, Ltd.	1,175,550	76,516,550
Transocean, Ltd.(1)	196,993	16,311,020

		$123,831,241

Food & Staples Retailing — 3.2%

Costco Wholesale Corp.	873,262	$51,670,913
CVS Caremark Corp.	1,958,996	63,099,261
Kroger Co. (The)	69,668	1,430,284
Safeway, Inc.	186,891	3,978,909
Sysco Corp.	1,717,782	47,994,829
Wal-Mart Stores, Inc.	2,002,154	107,015,131
Walgreen Co.	893,009	32,791,291

		$307,980,618

Food Products — 2.6%

Archer-Daniels-Midland Co.	1,574,460	$49,296,342
Campbell Soup Co.	54,780	1,851,564
ConAgra Foods, Inc.	100,372	2,313,575
Del Monte Foods Co.	17,418	197,520
General Mills, Inc.	27,469	1,945,080
H.J. Heinz Co.	114,878	4,912,183
Hershey Co. (The)	512,481	18,341,695
Kraft Foods, Inc., Class A	242,546	6,592,400
Nestle SA	2,750,000	133,467,372
Sara Lee Corp.	2,026,393	24,681,467
Unilever NV	72,175	2,333,418

		$245,932,616

Health Care Equipment & Supplies — 1.5%

Baxter International, Inc.	224,448	$13,170,608
Becton, Dickinson and Co.	63,708	5,024,013
Boston Scientific Corp.(1)	434,359	3,909,231
CareFusion Corp.(1)	315,076	7,880,051
Covidien PLC	193,320	9,258,095
Hospira, Inc.(1)	48,238	2,460,138
Medtronic, Inc.	1,746,454	76,809,047
St. Jude Medical, Inc.(1)	66,365	2,440,905
Stryker Corp.	155,879	7,851,625
Zimmer Holdings, Inc.(1)	240,888	14,238,890

		$143,042,603

Health Care Providers & Services — 1.1%

AmerisourceBergen Corp.	586,036	$15,277,959
Cardinal Health, Inc.	300,019	9,672,613
CIGNA Corp.	49,467	1,744,701
Express Scripts, Inc.(1)	196,994	17,030,131
Henry Schein, Inc.(1)	818,371	43,046,315
McKesson Corp.	6,462	403,875
Medco Health Solutions, Inc.(1)	146,516	9,363,838
PharMerica Corp.(1)	25,547	405,686
UnitedHealth Group, Inc.	201,101	6,129,558
WellPoint, Inc.(1)	53,673	3,128,599

		$106,203,275

Health Care Technology — 0.0%

IMS Health, Inc.	56,530	$1,190,522

		$1,190,522

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.7%

Carnival Corp.(1)	537,768	$17,041,868
Darden Restaurants, Inc.	147,345	5,167,389
International Game Technology	459,500	8,624,815
Interval Leisure Group, Inc.(1)	85,966	1,071,996
Marriott International, Inc., Class A	401,544	10,942,074
McDonald’s Corp.	865,066	54,014,721
Starbucks Corp.(1)	2,222,271	51,245,569
Yum! Brands, Inc.	246,105	8,606,292

		$156,714,724

Household Durables — 0.2%

D.R. Horton, Inc.	417,028	$4,533,094
Fortune Brands, Inc.	117,078	5,057,770
Leggett & Platt, Inc.	313,428	6,393,931
Newell Rubbermaid, Inc.	49,838	748,069

		$16,732,864

Household Products — 2.6%

Clorox Co. (The)	31,145	$1,899,845
Colgate-Palmolive Co.	680,288	55,885,659
Energizer Holdings, Inc.(1)	76,555	4,691,290
Kimberly-Clark Corp.	530,925	33,825,232
Procter & Gamble Co.	2,495,665	151,312,169

		$247,614,195

Independent Power Producers & Energy Traders — 0.0%

AES Corp. (The)(1)	93,180	$1,240,226

		$1,240,226

Industrial Conglomerates — 1.8%

3M Co.	901,357	$74,515,183
General Electric Co.	6,321,340	95,641,874
Textron, Inc.	18,236	343,019
Tyco International, Ltd.(1)	23,014	821,140

		$171,321,216

Insurance — 2.7%

Aegon NV ADR(1)	5,178,488	$33,194,108
Aflac, Inc.	262,505	12,140,856
Allstate Corp. (The)	124,523	3,740,671
AON Corp.	274,044	10,506,847
Berkshire Hathaway, Inc., Class A(1)	638	63,289,600
Berkshire Hathaway, Inc., Class B(1)	22,738	74,717,068
Chubb Corp.	25,054	1,232,156
Cincinnati Financial Corp.	179,991	4,722,964
Hartford Financial Services Group, Inc.	11,362	264,280
Lincoln National Corp.	54,170	1,347,750
Manulife Financial Corp.	69,765	1,279,490
Marsh & McLennan Cos., Inc.	172,845	3,816,418
MetLife, Inc.	81	2,863
Old Republic International Corp.	216,805	2,176,722
Progressive Corp.(1)	1,205,542	21,687,700
Torchmark Corp.	278,479	12,239,152
Travelers Companies, Inc. (The)	98,892	4,930,755

		$251,289,400

Internet & Catalog Retail — 0.1%

Amazon.com, Inc.(1)	43,801	$5,892,111
Expedia, Inc.(1)	119,213	3,064,966
HSN, Inc.(1)	60,017	1,211,743
Liberty Media Corp. - Interactive, Class A(1)	11,902	129,018
Ticketmaster Entertainment, Inc.(1)	80,619	985,164

		$11,283,002

Internet Software & Services — 1.7%

Akamai Technologies, Inc.(1)	200,000	$5,066,000
AOL, Inc.(1)	48,584	1,131,035
eBay, Inc.(1)	1,260,217	29,665,508
Google, Inc., Class A(1)	199,296	123,559,534
IAC/InterActiveCorp(1)	13,368	273,777
VeriSign, Inc.(1)	14,758	357,734

		$160,053,588

IT Services — 2.9%

Accenture PLC, Class A	2,738,000	$113,627,000
Acxiom Corp.(1)	68,785	923,095
Automatic Data Processing, Inc.	1,339,373	57,351,952
Broadridge Financial Solutions, Inc.	18,597	419,548
Computer Sciences Corp.(1)	150,923	8,682,600
DST Systems, Inc.(1)	600	26,130
Fidelity National Information Services, Inc.	106,171	2,488,648
Fiserv, Inc.(1)	47,355	2,295,771
Paychex, Inc.	757,686	23,215,499
Total System Services, Inc.	52,739	910,803
Western Union Co.	3,213,318	60,571,044

		$270,512,090

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Leisure Equipment & Products — 0.0%

Mattel, Inc.	22,565	$450,849

		$450,849

Life Sciences Tools & Services — 0.2%

Life Technologies Corp.(1)	344,969	$18,017,731
Thermo Fisher Scientific, Inc.(1)	18,700	891,803

		$18,909,534

Machinery — 2.5%

Caterpillar, Inc.	159,554	$9,092,982
Danaher Corp.	94,953	7,140,466
Deere & Co.	2,623,301	141,894,351
Dover Corp.	578,638	24,077,127
Illinois Tool Works, Inc.	1,183,752	56,808,259
Parker Hannifin Corp.	37,997	2,047,278

		$241,060,463

Media — 3.4%

Ascent Media Corp., Class A(1)	755	$19,275
CBS Corp., Class B	79,463	1,116,455
Comcast Corp., Class A	288,237	4,859,676
Comcast Corp., Class A Special	2,012,974	32,227,714
DIRECTV(1)	30,225	1,008,004
Discovery Communications, Inc., Class A(1)	7,555	231,712
Discovery Communications, Inc., Class C(1)	7,555	200,359
Gannett Co., Inc.	320,258	4,755,831
Liberty Capital, Class A(1)	7,556	180,437
Liberty Global, Inc., Series A(1)	2,381	52,168
Liberty Global, Inc., Series C(1)	2,382	52,047
Liberty Media Corp. - Starz, Series A(1)	3,022	139,465
McGraw-Hill Cos., Inc. (The)	299,599	10,039,562
New York Times Co. (The), Class A(1)	5,269	65,125
News Corp., Class A	97	1,328
Omnicom Group, Inc.	2,032,655	79,578,443
Time Warner Cable, Inc.	133,705	5,534,050
Time Warner, Inc.	531,114	15,476,662
Viacom, Inc., Class B(1)	83,155	2,472,198
Walt Disney Co. (The)	4,870,943	157,087,912
Washington Post Co., Class B	1,500	659,400
WPP PLC, ADR	46,597	2,266,944

		$318,024,767

Metals & Mining — 0.5%

Alcoa, Inc.	52,760	$850,491
BHP Billiton, Ltd. ADR	190,000	14,550,200
Freeport-McMoRan Copper & Gold, Inc.(1)	225,000	18,065,250
Nucor Corp.	230,000	10,729,500

		$44,195,441

Multiline Retail — 1.3%

JC Penney Co., Inc.	88,822	$2,363,553
Macy’s, Inc.	94,265	1,579,881
Nordstrom, Inc.	131,384	4,937,411
Sears Holdings Corp.(1)	4,107	342,729
Target Corp.	2,290,940	110,812,768

		$120,036,342

Oil, Gas & Consumable Fuels — 9.0%

Anadarko Petroleum Corp.	4,381,890	$273,517,574
Apache Corp.	2,145,656	221,367,330
BP PLC ADR	226,725	13,143,248
Chevron Corp.	655,424	50,461,094
ConocoPhillips	1,176,165	60,066,747
Devon Energy Corp.	568,771	41,804,668
Exxon Mobil Corp.	2,496,998	170,270,294
Hess Corp.	35,579	2,152,529
Marathon Oil Corp.	177,334	5,536,367
Murphy Oil Corp.	78,679	4,264,402
Royal Dutch Shell PLC ADR, Class A	127,794	7,681,697
Royal Dutch Shell PLC ADR, Class B	9,594	557,699
Spectra Energy Corp.	218,914	4,489,926
Williams Cos., Inc.	2,000	42,160

		$855,355,735

Paper & Forest Products — 0.0%

International Paper Co.	283	$7,579
Neenah Paper, Inc.	1,886	26,310
Weyerhaeuser Co.	4,754	205,087

		$238,976

Personal Products — 0.0%

Avon Products, Inc.	10,400	$327,600
Estee Lauder Cos., Inc., Class A	13,035	630,373

		$957,973

Pharmaceuticals — 10.1%

Abbott Laboratories	3,397,401	$183,425,680
Allergan, Inc.	82,562	5,202,232
Bristol-Myers Squibb Co.	2,140,192	54,039,848

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Pharmaceuticals (continued)

Eli Lilly & Co.	2,884,751	$103,014,458
GlaxoSmithKline PLC ADR	448,388	18,944,393
Johnson & Johnson	3,081,962	198,509,172
King Pharmaceuticals, Inc.(1)	152,305	1,868,782
Merck & Co., Inc.	2,489,783	90,976,671
Novo Nordisk A/S ADR	353,594	22,576,977
Pfizer, Inc.	9,948,483	180,962,906
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	93,926,556

		$953,447,675

Real Estate Management & Development — 0.0%

Forest City Enterprises, Inc., Class A(1)	56,500	$665,570
Forestar Real Estate Group, Inc.(1)	30,220	664,236

		$1,329,806

Road & Rail — 0.2%

Burlington Northern Santa Fe Corp.	54,168	$5,342,048
Norfolk Southern Corp.	12,365	648,173
Union Pacific Corp.	132,257	8,451,223

		$14,441,444

Semiconductors & Semiconductor Equipment — 3.3%

Analog Devices, Inc.	560,289	$17,693,927
Applied Materials, Inc.	1,065,614	14,854,659
Broadcom Corp., Class A(1)	976,646	30,715,517
Cypress Semiconductor Corp.(1)	52,742	556,955
Intel Corp.	11,004,150	224,484,660
KLA-Tencor Corp.	143,189	5,177,714
Linear Technology Corp.	123,388	3,768,269
Maxim Integrated Products, Inc.	223,099	4,528,910
Texas Instruments, Inc.	552,587	14,400,417
Verigy, Ltd.(1)	3,524	45,354
Xilinx, Inc.	24,830	622,240

		$316,848,622

Software — 3.1%

Activision Blizzard, Inc.(1)	96,350	$1,070,448
Adobe Systems, Inc.(1)	440,317	16,194,859
CA, Inc.	45,408	1,019,864
Electronic Arts, Inc.(1)	21,405	379,939
Microsoft Corp.	3,425,420	104,441,056
Oracle Corp.	6,981,637	171,329,372
Symantec Corp.(1)	186,371	3,334,177

		$297,769,715

Specialty Retail — 2.3%

Abercrombie & Fitch Co., Class A	3,578	$124,693
Best Buy Co., Inc.	148,536	5,861,230
Gap, Inc. (The)	89,138	1,867,441
Home Depot, Inc.	3,945,465	114,142,302
Limited Brands, Inc.	42,136	810,697
Lowe’s Companies, Inc.	1,003,622	23,474,719
Sherwin-Williams Co. (The)	500	30,825
Staples, Inc.	257,430	6,330,204
TJX Companies, Inc. (The)	1,701,405	62,186,353

		$214,828,464

Textiles, Apparel & Luxury Goods — 2.2%

Coach, Inc.	10,800	$394,524
Hanesbrands, Inc.(1)	236,598	5,704,378
NIKE, Inc., Class B	3,058,444	202,071,395

		$208,170,297

Thrifts & Mortgage Finance — 0.0%

Tree.com, Inc.(1)	13,436	$122,939

		$122,939

Tobacco — 0.4%

Altria Group, Inc.	310,619	$6,097,451
Philip Morris International, Inc.	566,282	27,289,130

		$33,386,581

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV ADR, Series L	22,000	$1,033,560
Sprint Nextel Corp.(1)	229,998	841,792
Telephone and Data Systems, Inc.	24,450	738,390
Telephone and Data Systems, Inc., Special Shares	9,066	307,519
Vodafone Group PLC ADR	258,909	5,978,209

		$8,899,470

Total Common Stocks
(identified cost $7,498,546,989)		$9,334,094,379

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Preferred Stocks — 0.0%

Security	Shares	Value

Commercial Banks — 0.0%

Wells Fargo & Co.	166	$116

Total Preferred Stocks
(identified cost $4,929)		$116

Convertible Preferred Stocks — 0.0%

Security	Shares	Value

Independent Power Producers & Energy Traders — 0.0%

Enron Corp.(1)(2)	11,050	$0

Total Convertible Preferred Stocks
(identified cost $16,626,069)		$0

Short-Term Investments — 1.1%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(3)	$109,919	$109,919,346

Total Short-Term Investments
(identified cost $109,919,346)		$109,919,346

Total Investments — 99.6%
(identified cost $7,625,097,333)		$9,444,013,841

Other Assets, Less Liabilities — 0.4%		$35,465,423

Net Assets — 100.0%		$9,479,479,264

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2009.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $7,515,177,987)	$9,334,094,495
Affiliated investments, at value (identified cost, $109,919,346)	109,919,346
Cash	1,618,404
Dividends receivable	13,680,323
Receivable for investments sold	21,882,113
Tax reclaims receivable	2,217,408

Total assets	$9,483,412,089

Liabilities

Payable to affiliates:
Investment adviser fee	$3,590,334
Trustees’ fees	12,625
Accrued expenses	329,866

Total liabilities	$3,932,825

Net Assets applicable to investors’ interest in Portfolio	$9,479,479,264

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$7,660,385,213
Net unrealized appreciation	1,819,094,051

Total	$9,479,479,264

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $2,803,433)	$214,044,957
Interest income allocated from affiliated investment	671,602
Expenses allocated from affiliated investment	(544,398)

Total investment income	$214,172,161

Expenses

Investment adviser fee	$41,375,335
Trustees’ fees and expenses	50,500
Custodian fee	1,295,412
Legal and accounting services	170,213
Miscellaneous	229,130

Total expenses	$43,120,590

Net investment income	$171,051,571

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions(1)	$(446,325,786)
Investment transactions allocated from affiliated investment	(59,244)
Foreign currency transactions	20,155

Net realized loss	$(446,364,875)

Change in unrealized appreciation (depreciation) —
Investments	$2,039,474,627
Foreign currency	65,756

Net change in unrealized appreciation (depreciation)	$2,039,540,383

Net realized and unrealized gain	$1,593,175,508

Net increase in net assets from operations	$1,764,227,079

(1)	Includes net realized losses of $67,236,452 from redemptions in-kind.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$171,051,571	$291,159,659
Net realized loss from investment transactions and foreign currency transactions	(446,364,875)	(57,601,117)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,039,540,383	(6,326,916,620)

Net increase (decrease) in net assets from operations	$1,764,227,079	$(6,093,358,078)

Capital transactions —
Contributions	$362,235,165	$1,174,044,484
Withdrawals	(3,249,726,036)	(4,342,104,580)

Net decrease in net assets from capital transactions	$(2,887,490,871)	$(3,168,060,096)

Net decrease in net assets	$(1,123,263,792)	$(9,261,418,174)

Net Assets

At beginning of year	$10,602,743,056	$19,864,161,230

At end of year	$9,479,479,264	$10,602,743,056

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.47%	0.45%	0.44%	0.45%	0.45	%(2)
Net investment income	1.86%	1.84%	1.52%	1.39%	1.25	%(2)
Portfolio Turnover(3)	2%	1%	2%	1%	0	%(4)

Total Return	23.32%	(32.76)%	4.72%	13.69%	4.70%

Net assets, end of year (000’s omitted)	$9,479,479	$10,602,743	$19,864,161	$20,387,292	$19,032,607

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

(3)	Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions was 3%, 3%, 6%, 7% and 6% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(4)	Amounts to less than 1%.

See notes to financial statements

Tax-Managed Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2009, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation held an interest of 6.8%, 14.8%, 6.3%, and 1.4% respectively, in the Portfolio. In addition, an unregistered fund advised by the adviser to the Portfolio held 70.7% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash

Tax-Managed Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of

Tax-Managed Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

0.625% of the Portfolio’s average daily net assets up to $500 million. The advisory free on net assets of $500 million or more is reduced as follows:

Annual Fee Rate
Average Daily Net Assets For the Month	(for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the year ended December 31, 2009, the Portfolio’s adviser fee totaled $41,891,236 of which $515,901 was allocated from Cash Management and $41,375,335 was paid or accrued directly by the Portfolio. For the year ended December 31, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.45% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $221,831,019 and $974,009,926, respectively, for the year ended December 31, 2009. In addition, investments having an aggregate market value of $1,863,190,717 at dates of withdrawal were distributed in payment for capital withdrawals and investors contributed securities with a value of $12,022,740, during the year ended December 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,237,110,712

Gross unrealized appreciation	$12,625,059,615
Gross unrealized depreciation	(5,418,156,486)

Net unrealized appreciation	$7,206,903,129

The net unrealized appreciation on foreign currency at December 31, 2009 on a federal income tax basis was $177,543.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $0 for the year ended December 31, 2009. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. At December 31, 2009, the Portfolio had no securities on loan.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Tax-Managed Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$1,112,609,100	$—		$—	$1,112,609,100
Consumer Staples	1,175,054,328	133,467,372		—	1,308,521,700
Energy	979,186,976	—		—	979,186,976
Financials	1,070,179,695	51,395,183		—	1,121,574,878
Health Care	1,400,510,253	—		—	1,400,510,253
Industrials	1,229,408,599	—		—	1,229,408,599
Information Technology	1,920,663,608	—		—	1,920,663,608
Materials	151,068,258	—		—	151,068,258
Telecommunication Services	105,764,848	—		0	105,764,848
Utilities	4,786,159	—		—	4,786,159

Total Common Stocks	$9,149,231,824	$184,862,555	*	$—	$9,334,094,379

Convertible Preferred Stocks	—	—		0	0
Preferred Stocks	116	—		—	116
Short-Term Investments	109,919,346	—		—	109,919,346

Total	$9,259,151,286	$184,862,555		$0	$9,444,013,841

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign market.

The level classification by major category of investments (other than for categories presented above) is the same as the category presentation in the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Common Stocks
and Convertible
Preferred Stocks*

Balance as of December 31, 2008	$0
Realized gains (losses)	0
Change in net unrealized appreciation (depreciation)	0
Net purchases (sales)	—
Net transfers to (from) Level 3	—

Balance as of December 31, 2009	$0

*	All Level 3 investments held at December 31, 2008 and December 31, 2009 were valued at $0.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Tax-Managed Growth Portfolio as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed
Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Growth Fund 1.1 (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

Eaton Vance Tax-Managed Growth Fund 1.1

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Managed Growth Fund 1.1

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Parametric” refers to Parametric Portfolio Associates LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust and Vice President of the Portfolio	Trustee since 2007 and President of the Trust and Vice President of the Portfolio since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance
Ltd. (nuclear insurance provider),
					Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director, Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Tax-Managed Growth Fund 1.1

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Yana S. Barton 7/28/75	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 12/28/67	Vice President	Since 2009	Assistant Vice President of EVM and BMR and a member of EVM’s investment grade income team for more than 5 years. Officer of 31 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 94 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 93 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Eaton Vance Tax-Managed Growth Fund 1.1

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Eric A. Stein 4/18/80	Vice President	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the New York Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 31 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Growth Fund 1.1
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1096-2/10	TGSRC1.1

Eaton Vance
Investment Managers

Annual Report December 31, 2009

WALL ST
AU ST

EATON VANCE TAX-MANAGED GROWTH FUND 1.2

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Michael A. Allison, CFA
Co-Portfolio Manager
Lewis R. Piantedosi
Co-Portfolio Manager
Yana S. Barton, CFA
Co-Portfolio Manager
Duncan W. Richardson, CFA
Co-Portfolio Manager
•	After an uncertain first quarter of 2009, in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the Standard & Poor’s 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003.[1]
•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.

•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ending December 31, 2009, Eaton Vance Tax-Managed Growth Fund 1.2 (the Fund)[2] posted double-digit returns, but underperformed the S&P 500 Index (the Index), due in part to differences in sector allocation and stock selection versus the Index.
•	Each of the 10 economic sectors represented in the Index registered positive results for the year. The information technology (IT) sector gained more than 60%, followed by materials and consumer discretionary, each of which advanced more than 40%. In contrast, telecommunication services was the only sector with single-digit returns, while utilities, energy, and consumer staples had returns ranging between 11% and 15%, reflecting the dominance of cyclical stocks over defensive stocks during the period.

•	Best-performing industries for the Index included real estate management and development, automobiles, internet and catalog retailers, paper and
Total Return Performance
12/31/08 — 12/31/09

Class A3	22.59%
Class B3	21.71
Class C3	21.74
Class I3	22.96
S&P 500 Index[1]	26.47
Lipper Large-Cap Core Funds Classification[1]	27.16
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests its assets in Tax-Managed Growth Portfolio, a separately registered investment company with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

1

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
forest products, auto components, energy equipment and services, wireless telecommunication services and multiline retailers. Conversely, construction materials, diversified consumer services, construction and engineering, biotechnology, thrifts and mortgage companies and commercial banks each posted losses for the year.

•	During the year ending December 31, 2009, the Fund remained overweighted in the health care, industrials, consumer staples and consumer discretionary sectors, while continuing to underweight IT, financials, materials, energy, telecommunications and utilities. While management selectively increased the Fund’s overall exposure to specific areas within the IT sector, stock selection in this space proved to have the largest negative impact on relative performance for the year. Underweighting stronger-performing industries, such as computers & peripherals and software, hurt returns, as did lagging selection in the communication equipment industry. An overweight allocation and stock selection in health care also detracted, as did stock selection in financials, where a number of lower-priced, lower-quality companies represented in the Index saw their stock prices ascend further than the higher-quality names held by the Fund.

•	In contrast, the Fund benefited from its investments in the energy, utilities, industrials and telecommunication services sectors. Stock selection in the energy sector lifted returns, as management’s emphasis on the more specialized exploration and production companies over the mega-cap and more-defensive integrated oil names keyed relative gains. The Fund’s de-emphasis of the lagging telecommunication services and utilities sectors also helped relative performance, as did security selection among industrial conglomerates and machinery stocks.

•	As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings*

By net assets

Anadarko Petroleum Corp.	2.9%
PepsiCo, Inc.	2.8
United Technologies Corp.	2.7
Intel Corp.	2.4
Apache Corp.	2.3
International Business Machines Corp.	2.2
NIKE, Inc., Class B	2.1
Johnson & Johnson	2.1
Abbott Laboratories	1.9
Pfizer, Inc.	1.9

*	Top 10 Holdings represented 23.3% of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.
Sector Weightings**
By net assets

**	As a percentage of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 2/28/01.

A $10,000 hypothetical investment at net asset value in Class B shares, Class C shares, and Class I shares on 2/28/01 (commencement of operations) would have been valued at $9,583, $9,594, and $10,468, respectively, on 12/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.
Performance1

	Class A	Class B	Class C	Class I
Share Class Symbol	EXTGX	EYTGX	EZTGX	EITGX

Average Annual Total Returns (at net asset value)
One Year	22.59%	21.71%	21.74%	22.96%
Five Years	0.11	-0.65	-0.63	0.40
Life of Fund†	0.30	-0.48	-0.47	0.52
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	15.48%	16.71%	20.74%	22.96%
Five Years	-1.07	-1.04	-0.63	0.40
Life of Fund†	-0.36	-0.48	-0.47	0.52

†	Inception Dates — Class A, Class B, Class C, and Class I: 2/28/01

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.
Total Annual
Operating Expenses2

	Class A	Class B	Class C	Class I

Expense Ratio	1.02%	1.77%	1.77%	0.77%

[2]	Source: Prospectus dated 5/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended December 31, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	22.59%	0.11%	0.30%
Return After Taxes on Distributions	22.37	-0.06	0.20
Return After Taxes on Distributions and Sale of Fund Shares	14.99	0.10	0.26
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	15.48%	-1.07%	-0.36%
Return After Taxes on Distributions	15.28	-1.24	-0.47
Return After Taxes on Distributions and Sale of Fund Shares	10.35	-0.90	-0.31
Average Annual Total Returns
(For the periods ended December 31, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	21.71%	-0.65%	-0.48%
Return After Taxes on Distributions	21.68	-0.69	-0.50
Return After Taxes on Distributions and Sale of Fund Shares	14.17	-0.55	-0.41
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	16.71%	-1.04%	-0.48%
Return After Taxes on Distributions	16.68	-1.09	-0.50
Return After Taxes on Distributions and Sale of Fund Shares	10.92	-0.89	-0.41
Average Annual Total Returns
(For the periods ended December 31, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	21.74%	-0.63%	-0.47%
Return After Taxes on Distributions	21.65	-0.68	-0.50
Return After Taxes on Distributions and Sale of Fund Shares	14.27	-0.53	-0.40
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	20.74%	-0.63%	-0.47%
Return After Taxes on Distributions	20.65	-0.68	-0.50
Return After Taxes on Distributions and Sale of Fund Shares	13.62	-0.53	-0.40
Average Annual Total Returns
(For the periods ended December 31, 2009)
Returns at Net Asset Value (NAV) (Class I)

	One Year	Five Years	Life of Fund
Return Before Taxes	22.96%	0.40%	0.52%
Return After Taxes on Distributions	22.70	0.19	0.38
Return After Taxes on Distributions and Sale of Fund Shares	15.28	0.34	0.44

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.
Class A, Class B, Class C and Class I of the Fund commenced investment operations on 2/28/01. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

4

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Growth Fund 1.2

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/09)	(12/31/09)	(7/1/09 – 12/31/09)

Actual
Class A	$1,000.00	$1,215.20	$6.09
Class B	$1,000.00	$1,209.40	$10.25
Class C	$1,000.00	$1,211.20	$10.26
Class I	$1,000.00	$1,217.30	$4.69

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.55
Class B	$1,000.00	$1,015.90	$9.35
Class C	$1,000.00	$1,015.90	$9.35
Class I	$1,000.00	$1,021.00	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares and 0.84% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $452,816,533)	$601,770,460
Receivable for Fund shares sold	782,765

Total assets	$602,553,225

Liabilities

Payable for Fund shares redeemed	$1,536,113
Payable to affiliates:
Administration fee	76,844
Distribution and service fees	290,407
Trustees’ fees	125
Accrued expenses and other liabilities	277,539

Total liabilities	$2,181,028

Net Assets	$600,372,197

Sources of Net Assets

Paid-in capital	$700,900,701
Accumulated net realized loss from Portfolio	(249,486,902)
Accumulated undistributed net investment income	4,471
Net unrealized appreciation from Portfolio	148,953,927

Total	$600,372,197

Class A Shares

Net Assets	$337,779,755
Shares Outstanding	35,054,142
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.64
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$10.23

Class B Shares

Net Assets	$84,048,604
Shares Outstanding	8,892,611
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.45

Class C Shares

Net Assets	$168,916,471
Shares Outstanding	17,939,900
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.42

Class I Shares

Net Assets	$9,627,367
Shares Outstanding	997,053
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.66

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $170,155)	$13,406,869
Interest allocated from Portfolio	43,237
Expenses allocated from Portfolio	(2,736,817)

Total investment income from Portfolio	$10,713,289

Expenses

Administration fee	$863,616
Distribution and service fees
Class A	757,884
Class B	1,074,746
Class C	1,590,215
Trustees’ fees and expenses	499
Custodian fee	31,439
Transfer and dividend disbursing agent fees	762,788
Legal and accounting services	21,120
Printing and postage	120,645
Registration fees	61,000
Miscellaneous	260,462

Total expenses	$5,544,414

Net investment income	$5,168,875

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions(1)	$(24,337,270)
Investment transactions allocated from affiliated investment	(3,761)
Foreign currency transactions	1,279

Net realized loss	$(24,339,752)

Change in unrealized appreciation (depreciation) —
Investments	$129,540,244
Foreign currency	4,531

Net change in unrealized appreciation (depreciation)	$129,544,775

Net realized and unrealized gain	$105,205,023

Net increase in net assets from operations	$110,373,898

(1)	Includes net realized gains of $259,977 from redemptions in-kind.

See notes to financial statements

6

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$5,168,875	$8,878,868
Net realized loss from investment transactions and foreign currency transactions	(24,339,752)	(22,727,622)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	129,544,775	(365,542,341)

Net increase (decrease) in net assets from operations	$110,373,898	$(379,391,095)

Distributions to shareholders —
From net investment income
Class A	$(4,079,373)	$(6,087,057)
Class B	(171,752)	(1,122,334)
Class C	(918,655)	(1,377,619)
Class I	(99,574)	(54,528)
Tax return of capital
Class A	(63,873)	—
Class B	(2,689)	—
Class C	(14,384)	—
Class I	(1,559)	—

Total distributions to shareholders	$(5,351,859)	$(8,641,538)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$28,973,785	$56,614,911
Class B	1,384,861	3,044,652
Class C	7,078,810	19,799,249
Class I	140,022,765	228,826,076
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,370,297	4,539,177
Class B	149,964	915,557
Class C	707,817	1,005,529
Class I	30,559	37,039
Cost of shares redeemed
Class A	(114,627,326)	(193,867,058)
Class B	(32,256,080)	(55,597,965)
Class C	(41,214,287)	(80,653,501)
Class I	(135,557,954)	(236,392,465)
Net asset value of shares exchanged
Class A	42,301,475	4,031,289
Class B	(42,301,475)	(4,031,289)

Net decrease in net assets from Fund share transactions	$(141,936,789)	$(251,728,799)

Net decrease in net assets	$(36,914,750)	$(639,761,432)

	Year Ended	Year Ended
Net Assets	December 31, 2009	December 31, 2008

At beginning of year	$637,286,947	$1,277,048,379

At end of year	$600,372,197	$637,286,947

Accumulated undistributed net investment income included in net assets

At end of year	$4,471	$103,671

See notes to financial statements

7

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$7.960	$12.130	$11.770	$10.500	$10.150

Income (Loss) From Operations

Net investment income(1)	$0.102	$0.133	$0.124	$0.099	$0.072
Net realized and unrealized gain (loss)	1.697	(4.150)	0.365	1.274	0.347

Total income (loss) from operations	$1.799	$(4.017)	$0.489	$1.373	$0.419

Less Distributions

From net investment income	$(0.117)	$(0.153)	$(0.128)	$(0.103)	$(0.069)
Tax return of capital	(0.002)	—	(0.001)	—	—

Total distributions	$(0.119)	$(0.153)	$(0.129)	$(0.103)	$(0.069)

Net asset value — End of year	$9.640	$7.960	$12.130	$11.770	$10.500

Total Return(2)	22.59%	(33.10)%	4.13%	13.07%	4.12%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$337,780	$321,130	$645,235	$661,149	$637,731
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.09%	1.02%	0.96%	0.95%	0.99	%(5)
Net investment income	1.23%	1.28%	1.01%	0.90%	0.71	%(5)
Portfolio Turnover of the Portfolio(6)	2%	1%	2%	1%	0	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

(6)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 3%, 6%, 7% and 6% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(7)	Amounts to less than 1%.

See notes to financial statements

8

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2009		2008	2007		2006	2005

Net asset value — Beginning of year	$7.780		$11.820	$11.460		$10.230	$9.900

Income (Loss) From Operations

Net investment income (loss)(1)	$0.042		$0.053	$0.031		$0.015	$(0.004)
Net realized and unrealized gain (loss)	1.648		(4.030)	0.359		1.230	0.334

Total income (loss) from operations	$1.690		$(3.977)	$0.390		$1.245	$0.330

Less Distributions

From net investment income	$(0.020)		$(0.063)	$(0.030)		$(0.015)	$—
Tax return of capital	(0.000	)(2)	—	(0.000	)(2)	—	—

Total distributions	$(0.020)		$(0.063)	$(0.030)		$(0.015)	$—

Net asset value — End of year	$9.450		$7.780	$11.820		$11.460	$10.230

Total Return(3)	21.71%		(33.64)%	3.39%		12.17%	3.33%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$84,049		$139,837	$279,132		$327,224	$350,939
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.85%		1.77%	1.71%		1.70%	1.74	%(6)
Net investment income (loss)	0.53%		0.53%	0.26%		0.14%	(0.04	)%(6)
Portfolio Turnover of the Portfolio(7)	2%		1%	2%		1%	0	%(8)

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 3%, 6%, 7% and 6% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

9

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$7.780	$11.820	$11.470		$10.230	$9.900

Income (Loss) From Operations

Net investment income (loss)(1)	$0.039	$0.054	$0.031		$0.016	$(0.004)
Net realized and unrealized gain (loss)	1.653	(4.032)	0.356		1.244	0.334

Total income (loss) from operations	$1.692	$(3.978)	$0.387		$1.260	$0.330

Less Distributions

From net investment income	$(0.051)	$(0.062)	$(0.037)		$(0.020)	$—
Tax return of capital	(0.001)	—	(0.000	)(2)	—	—

Total distributions	$(0.052)	$(0.062)	$(0.037)		$(0.020)	$—

Net asset value — End of year	$9.420	$7.780	$11.820		$11.470	$10.230

Total Return(3)	21.74%	(33.65)%	3.37%		12.32%	3.33%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$168,916	$173,161	$338,284		$351,954	$349,504
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.84%	1.77%	1.71%		1.70%	1.74	%(6)
Net investment income (loss)	0.49%	0.53%	0.26%		0.15%	(0.04	)%(6)
Portfolio Turnover of the Portfolio(7)	2%	1%	2%		1%	0	%(8)

(1)	Computed using average shares outstanding.

(2)	Less than $0.001 per share.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

(7)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 3%, 6%, 7% and 6% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(8)	Amounts to less than 1%.

See notes to financial statements

10

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$7.970	$12.160	$11.790	$10.510	$10.160

Income (Loss) From Operations

Net investment income(1)	$0.115	$0.127	$0.145	$0.126	$0.098
Net realized and unrealized gain (loss)	1.716	(4.132)	0.385	1.285	0.348

Total income (loss) from operations	$1.831	$(4.005)	$0.530	$1.411	$0.446

Less Distributions

From net investment income	$(0.139)	$(0.185)	$(0.158)	$(0.131)	$(0.096)
Tax return of capital	(0.002)	—	(0.002)	—	—

Total distributions	$(0.141)	$(0.185)	$(0.160)	$(0.131)	$(0.096)

Net asset value — End of year	$9.660	$7.970	$12.160	$11.790	$10.510

Total Return(2)	22.96%	(32.92)%	4.48%	13.41%	4.38%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,627	$3,160	$14,398	$11,762	$8,107
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.85%	0.77%	0.71%	0.70%	0.74	%(5)
Net investment income	1.38%	1.25%	1.18%	1.13%	0.96	%(5)
Portfolio Turnover of the Portfolio(6)	2%	1%	2%	1%	0	%(7)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

(6)	Excludes the value of portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions of securities was 3%, 3%, 6%, 7% and 6% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(7)	Amounts to less than 1%.

See notes to financial statements

11

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Growth Fund 1.2 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a Massachusetts trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (6.3% at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $45,267,487 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2010 ($7,714,130), December 31, 2011 ($20,145,448), December 31, 2013 ($1,943,650), December 31, 2016 ($5,627,596) and December 31, 2017 ($9,836,663).

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

12

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended December 31,
	2009	2008

Distributions declared from:
Ordinary Income	$5,269,354	$8,641,538
Tax return of Capital	$82,505	$—

During the year ended December 31, 2009, accumulated net realized loss was increased by $31,540,806, accumulated undistributed net investment income was increased by $1,279 and paid-in capital was increased by $31,539,527 due to differences between book and tax accounting, primarily for foreign currency gain (loss), redemptions in-kind and the timing of recognition for litigation proceeds received. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(45,267,487)
Net unrealized depreciation	$(55,258,823)
Other temporary differences	$(2,194)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, investments in partnerships, the timing of recognizing distributions to shareholders and wash sales.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2009, the administration fee amounted to $863,616. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2009, EVM earned $40,160 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $35,483 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2009. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

13

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2009 amounted to $757,884 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2009, the Fund paid or accrued to EVD $806,059 and $1,192,661 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares respectively. At December 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $13,266,000 and $30,093,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2009 amounted to $268,687 and $397,554 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2009, the Fund was informed that EVD received approximately $14,186, $68,523 and $8,737 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $87,689,251 and $241,961,797, respectively. Decreases in the Fund’s investment in the Portfolio include the distribution of common stock as the result of redemptions in-kind of $125,193,224.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

14

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class A	2009	2008

Sales	3,545,050	6,067,985
Issued to shareholders electing to receive payments of distributions in Fund shares	346,237	578,249
Redemptions	(14,202,511)	(19,857,629)
Exchange from Class B shares	4,998,996	392,785

Net decrease	(5,312,228)	(12,818,610)

	Year Ended December 31,
Class B	2009	2008

Sales	171,384	333,550
Issued to shareholders electing to receive payments of distributions in Fund shares	15,719	119,207
Redemptions	(4,130,850)	(5,685,264)
Exchange to Class A shares	(5,132,625)	(404,478)

Net decrease	(9,076,372)	(5,636,985)

	Year Ended December 31,
Class C	2009	2008

Sales	886,610	2,203,359
Issued to shareholders electing to receive payments of distributions in Fund shares	74,398	130,928
Redemptions	(5,279,847)	(8,694,690)

Net decrease	(4,318,839)	(6,360,403)

	Year Ended December 31,
Class I	2009	2008

Sales	17,329,932	22,958,066
Issued to shareholders electing to receive payments of distributions in Fund shares	3,134	4,712
Redemptions	(16,732,611)	(23,750,585)

Net increase (decrease)	600,455	(787,807)

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Series Trust and
Shareholders of Eaton Vance Tax-Managed
Growth Fund 1.2:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund”) (one of the series constituting the Eaton Vance Series Trust), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

16

Eaton Vance Tax-Managed Growth Fund 1.2 as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $13,076,630 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualified under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 100% qualified for the corporate dividends received deduction.

17

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.5%

Security	Shares	Value

Aerospace & Defense — 4.8%

Boeing Co. (The)	960,677	$52,001,446
General Dynamics Corp.	473,021	32,245,842
Honeywell International, Inc.	293,134	11,490,853
Lockheed Martin Corp.	19,800	1,491,930
Northrop Grumman Corp.	1,701,074	95,004,983
Raytheon Co.	58,153	2,996,042
Rockwell Collins, Inc.	147,928	8,189,294
United Technologies Corp.	3,657,193	253,845,766

		$457,266,156

Air Freight & Logistics — 2.4%

FedEx Corp.	1,156,039	$96,471,455
United Parcel Service, Inc., Class B	2,262,306	129,788,495

		$226,259,950

Auto Components — 0.2%

Johnson Controls, Inc.	740,109	$20,160,569
WABCO Holdings, Inc.	1,156	29,813

		$20,190,382

Automobiles — 0.0%

DaimlerChrysler AG	17,284	$921,237
Harley-Davidson, Inc.	133,800	3,371,760

		$4,292,997

Beverages — 5.0%

Brown-Forman Corp., Class A	393,146	$22,153,777
Brown-Forman Corp., Class B	156,213	8,368,330
Coca-Cola Co. (The)	2,871,938	163,700,466
Coca-Cola Enterprises, Inc.	54,516	1,155,739
Molson Coors Brewing Co., Class B	186,000	8,399,760
PepsiCo, Inc.	4,422,231	268,871,645

		$472,649,717

Biotechnology — 1.9%

Amgen, Inc.(1)	2,920,204	$165,195,940
Biogen Idec, Inc.(1)	13,543	724,550
Genzyme Corp.(1)	23,267	1,140,316
Gilead Sciences, Inc.(1)	246,207	10,655,839

		$177,716,645

Building Products — 0.0%

Masco Corp.	140,317	$1,937,778

		$1,937,778

Capital Markets — 4.0%

Ameriprise Financial, Inc.	74,124	$2,877,494
Bank of New York Mellon Corp. (The)	894,847	25,028,871
Charles Schwab Corp. (The)	718,360	13,519,535
Credit Suisse Group AG	47,576	2,356,978
E*Trade Financial Corp.(1)	45,935	80,386
Federated Investors, Inc., Class B	293,517	8,071,718
Franklin Resources, Inc.	539,468	56,832,954
Goldman Sachs Group, Inc. (The)	557,466	94,122,559
Legg Mason, Inc.	104,784	3,160,285
Morgan Stanley	2,837,118	83,978,693
Northern Trust Corp.	715,649	37,500,008
Piper Jaffray Cos., Inc.(1)	504	25,507
State Street Corp.	531,412	23,137,678
T. Rowe Price Group, Inc.	323,743	17,239,315
UBS AG(1)	94,307	1,462,702
Waddell & Reed Financial, Inc., Class A	273,635	8,356,813

		$377,751,496

Chemicals — 1.0%

Ashland, Inc.	30,391	$1,204,092
Dow Chemical Co. (The)	152,627	4,217,084
E.I. Du Pont de Nemours & Co.	978,736	32,954,041
Ecolab, Inc.	380,814	16,976,688
Monsanto Co.	29,739	2,431,163
PPG Industries, Inc.	4,400	257,576
Sigma-Aldrich Corp.	809,485	40,903,277

		$98,943,921

Commercial Banks — 2.8%

Bank of Hawaii Corp.	616	$28,989
Bank of Montreal	33,047	1,754,135
BB&T Corp.	1,043,443	26,472,149
City National Corp.	52,552	2,396,371
Comerica, Inc.	230,933	6,828,689
Fifth Third Bancorp	1,588,904	15,491,814
First Horizon National Corp.(1)	69,184	927,066
HSBC Holdings PLC	220,592	2,509,220
HSBC Holdings PLC ADR	103,266	5,895,456
KeyCorp	180,824	1,003,573
M&T Bank Corp.	25,938	1,734,993
Marshall & Ilsley Corp.	158,431	863,449

See notes to financial statements

18

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Commercial Banks (continued)

PNC Financial Services Group, Inc.	81,695	$4,312,679
Regions Financial Corp.	250,097	1,323,013
Royal Bank of Canada	252,530	13,522,981
Societe Generale	669,675	46,528,985
SunTrust Banks, Inc.	321,840	6,530,134
Synovus Financial Corp.	52,977	108,603
Toronto-Dominion Bank	17,915	1,123,629
Trustmark Corp.	205,425	4,630,280
U.S. Bancorp	2,933,385	66,030,496
Wells Fargo & Co.	2,165,006	58,433,512
Westamerica Bancorporation	1,968	108,968
Zions Bancorporation	63,409	813,537

		$269,372,721

Commercial Services & Supplies — 0.1%

Avery Dennison Corp.	56,594	$2,065,115
Cintas Corp.	208,456	5,430,279
Pitney Bowes, Inc.	15,870	361,201
Waste Management, Inc.	108,828	3,679,475

		$11,536,070

Communications Equipment — 3.9%

Cisco Systems, Inc.(1)	7,187,656	$172,072,485
Juniper Networks, Inc.(1)	109,780	2,927,833
Motorola, Inc.(1)	1,151,307	8,934,142
Nokia Oyj ADR	1,721,613	22,122,727
QUALCOMM, Inc.	3,168,806	146,588,965
Telefonaktiebolaget LM Ericsson ADR	1,750,000	16,082,500

		$368,728,652

Computers & Peripherals — 4.6%

Apple, Inc.(1)	291,406	$61,445,869
Dell, Inc.(1)	4,062,859	58,342,655
EMC Corp.(1)	2,038,992	35,621,190
Hewlett-Packard Co.	1,117,077	57,540,636
International Business Machines Corp.	1,581,888	207,069,139
Lexmark International, Inc., Class A(1)	34,181	888,023
NetApp, Inc.(1)	417,589	14,360,886

		$435,268,398

Construction & Engineering — 0.0%

Jacobs Engineering Group, Inc.(1)	64,781	$2,436,413

		$2,436,413

Construction Materials — 0.0%

Vulcan Materials Co.	34,690	$1,827,122

		$1,827,122

Consumer Finance — 0.5%

American Express Co.	420,726	$17,047,818
Capital One Financial Corp.	407,705	15,631,410
Discover Financial Services	1,105,050	16,255,285
SLM Corp.(1)	10,200	114,954

		$49,049,467

Containers & Packaging — 0.1%

Bemis Co., Inc.	133,186	$3,948,965
Temple-Inland, Inc.	90,660	1,913,832

		$5,862,797

Distributors — 0.1%

Genuine Parts Co.	188,424	$7,152,575

		$7,152,575

Diversified Consumer Services — 0.4%

Apollo Group, Inc., Class A(1)	10,887	$659,535
H&R Block, Inc.	1,506,291	34,072,302

		$34,731,837

Diversified Financial Services — 1.8%

Bank of America Corp.	2,830,245	$42,623,490
Citigroup, Inc.	119,611	395,912
CME Group, Inc.	28,751	9,658,898
ING Groep NV ADR(1)	191,170	1,875,378
IntercontinentalExchange, Inc.(1)	13,162	1,478,093
JPMorgan Chase & Co.	2,683,320	111,813,944
Moody’s Corp.	179,602	4,813,334

		$172,659,049

Diversified Telecommunication Services — 1.0%

AT&T, Inc.	1,500,639	$42,062,911
CenturyTel, Inc.	11,539	417,827
Deutsche Telekom AG ADR	1,374,898	20,211,001
McLeodUSA, Inc., Class A(1)(2)	947	0
Telefonos de Mexico SA de CV ADR	704,876	11,686,844
Telmex Internacional SAB de CV ADR	283,026	5,023,711

See notes to financial statements

19

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Diversified Telecommunication Services (continued)

Verizon Communications, Inc.	444,858	$14,738,146
Windstream Corp.	247,947	2,724,938

		$96,865,378

Electric Utilities — 0.0%

Duke Energy Corp.	47,382	$815,444
Exelon Corp.	9,202	449,702
Southern Co. (The)	68,451	2,280,787

		$3,545,933

Electrical Equipment — 1.1%

Emerson Electric Co.	2,283,488	$97,276,589
Rockwell Automation, Inc.	125,000	5,872,500
SunPower Corp., Class B(1)	1	21

		$103,149,110

Electronic Equipment, Instruments & Components — 0.8%

Agilent Technologies, Inc.(1)	456,730	$14,190,601
Corning, Inc.	2,838,521	54,811,841
Flextronics International, Ltd.(1)	161,054	1,177,305
National Instruments Corp.	35,783	1,053,809
Tyco Electronics, Ltd.	10,142	248,986

		$71,482,542

Energy Equipment & Services — 1.3%

Baker Hughes, Inc.	136,681	$5,532,847
Halliburton Co.	846,488	25,470,824
Schlumberger, Ltd.	1,175,550	76,516,550
Transocean, Ltd.(1)	196,993	16,311,020

		$123,831,241

Food & Staples Retailing — 3.2%

Costco Wholesale Corp.	873,262	$51,670,913
CVS Caremark Corp.	1,958,996	63,099,261
Kroger Co. (The)	69,668	1,430,284
Safeway, Inc.	186,891	3,978,909
Sysco Corp.	1,717,782	47,994,829
Wal-Mart Stores, Inc.	2,002,154	107,015,131
Walgreen Co.	893,009	32,791,291

		$307,980,618

Food Products — 2.6%

Archer-Daniels-Midland Co.	1,574,460	$49,296,342
Campbell Soup Co.	54,780	1,851,564
ConAgra Foods, Inc.	100,372	2,313,575
Del Monte Foods Co.	17,418	197,520
General Mills, Inc.	27,469	1,945,080
H.J. Heinz Co.	114,878	4,912,183
Hershey Co. (The)	512,481	18,341,695
Kraft Foods, Inc., Class A	242,546	6,592,400
Nestle SA	2,750,000	133,467,372
Sara Lee Corp.	2,026,393	24,681,467
Unilever NV	72,175	2,333,418

		$245,932,616

Health Care Equipment & Supplies — 1.5%

Baxter International, Inc.	224,448	$13,170,608
Becton, Dickinson and Co.	63,708	5,024,013
Boston Scientific Corp.(1)	434,359	3,909,231
CareFusion Corp.(1)	315,076	7,880,051
Covidien PLC	193,320	9,258,095
Hospira, Inc.(1)	48,238	2,460,138
Medtronic, Inc.	1,746,454	76,809,047
St. Jude Medical, Inc.(1)	66,365	2,440,905
Stryker Corp.	155,879	7,851,625
Zimmer Holdings, Inc.(1)	240,888	14,238,890

		$143,042,603

Health Care Providers & Services — 1.1%

AmerisourceBergen Corp.	586,036	$15,277,959
Cardinal Health, Inc.	300,019	9,672,613
CIGNA Corp.	49,467	1,744,701
Express Scripts, Inc.(1)	196,994	17,030,131
Henry Schein, Inc.(1)	818,371	43,046,315
McKesson Corp.	6,462	403,875
Medco Health Solutions, Inc.(1)	146,516	9,363,838
PharMerica Corp.(1)	25,547	405,686
UnitedHealth Group, Inc.	201,101	6,129,558
WellPoint, Inc.(1)	53,673	3,128,599

		$106,203,275

Health Care Technology — 0.0%

IMS Health, Inc.	56,530	$1,190,522

		$1,190,522

See notes to financial statements

20

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.7%

Carnival Corp.(1)	537,768	$17,041,868
Darden Restaurants, Inc.	147,345	5,167,389
International Game Technology	459,500	8,624,815
Interval Leisure Group, Inc.(1)	85,966	1,071,996
Marriott International, Inc., Class A	401,544	10,942,074
McDonald’s Corp.	865,066	54,014,721
Starbucks Corp.(1)	2,222,271	51,245,569
Yum! Brands, Inc.	246,105	8,606,292

		$156,714,724

Household Durables — 0.2%

D.R. Horton, Inc.	417,028	$4,533,094
Fortune Brands, Inc.	117,078	5,057,770
Leggett & Platt, Inc.	313,428	6,393,931
Newell Rubbermaid, Inc.	49,838	748,069

		$16,732,864

Household Products — 2.6%

Clorox Co. (The)	31,145	$1,899,845
Colgate-Palmolive Co.	680,288	55,885,659
Energizer Holdings, Inc.(1)	76,555	4,691,290
Kimberly-Clark Corp.	530,925	33,825,232
Procter & Gamble Co.	2,495,665	151,312,169

		$247,614,195

Independent Power Producers & Energy Traders — 0.0%

AES Corp. (The)(1)	93,180	$1,240,226

		$1,240,226

Industrial Conglomerates — 1.8%

3M Co.	901,357	$74,515,183
General Electric Co.	6,321,340	95,641,874
Textron, Inc.	18,236	343,019
Tyco International, Ltd.(1)	23,014	821,140

		$171,321,216

Insurance — 2.7%

Aegon NV ADR(1)	5,178,488	$33,194,108
Aflac, Inc.	262,505	12,140,856
Allstate Corp. (The)	124,523	3,740,671
AON Corp.	274,044	10,506,847
Berkshire Hathaway, Inc., Class A(1)	638	63,289,600
Berkshire Hathaway, Inc., Class B(1)	22,738	74,717,068
Chubb Corp.	25,054	1,232,156
Cincinnati Financial Corp.	179,991	4,722,964
Hartford Financial Services Group, Inc.	11,362	264,280
Lincoln National Corp.	54,170	1,347,750
Manulife Financial Corp.	69,765	1,279,490
Marsh & McLennan Cos., Inc.	172,845	3,816,418
MetLife, Inc.	81	2,863
Old Republic International Corp.	216,805	2,176,722
Progressive Corp.(1)	1,205,542	21,687,700
Torchmark Corp.	278,479	12,239,152
Travelers Companies, Inc. (The)	98,892	4,930,755

		$251,289,400

Internet & Catalog Retail — 0.1%

Amazon.com, Inc.(1)	43,801	$5,892,111
Expedia, Inc.(1)	119,213	3,064,966
HSN, Inc.(1)	60,017	1,211,743
Liberty Media Corp. - Interactive, Class A(1)	11,902	129,018
Ticketmaster Entertainment, Inc.(1)	80,619	985,164

		$11,283,002

Internet Software & Services — 1.7%

Akamai Technologies, Inc.(1)	200,000	$5,066,000
AOL, Inc.(1)	48,584	1,131,035
eBay, Inc.(1)	1,260,217	29,665,508
Google, Inc., Class A(1)	199,296	123,559,534
IAC/InterActiveCorp(1)	13,368	273,777
VeriSign, Inc.(1)	14,758	357,734

		$160,053,588

IT Services — 2.9%

Accenture PLC, Class A	2,738,000	$113,627,000
Acxiom Corp.(1)	68,785	923,095
Automatic Data Processing, Inc.	1,339,373	57,351,952
Broadridge Financial Solutions, Inc.	18,597	419,548
Computer Sciences Corp.(1)	150,923	8,682,600
DST Systems, Inc.(1)	600	26,130
Fidelity National Information Services, Inc.	106,171	2,488,648
Fiserv, Inc.(1)	47,355	2,295,771
Paychex, Inc.	757,686	23,215,499
Total System Services, Inc.	52,739	910,803
Western Union Co.	3,213,318	60,571,044

		$270,512,090

See notes to financial statements

21

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Leisure Equipment & Products — 0.0%

Mattel, Inc.	22,565	$450,849

		$450,849

Life Sciences Tools & Services — 0.2%

Life Technologies Corp.(1)	344,969	$18,017,731
Thermo Fisher Scientific, Inc.(1)	18,700	891,803

		$18,909,534

Machinery — 2.5%

Caterpillar, Inc.	159,554	$9,092,982
Danaher Corp.	94,953	7,140,466
Deere & Co.	2,623,301	141,894,351
Dover Corp.	578,638	24,077,127
Illinois Tool Works, Inc.	1,183,752	56,808,259
Parker Hannifin Corp.	37,997	2,047,278

		$241,060,463

Media — 3.4%

Ascent Media Corp., Class A(1)	755	$19,275
CBS Corp., Class B	79,463	1,116,455
Comcast Corp., Class A	288,237	4,859,676
Comcast Corp., Class A Special	2,012,974	32,227,714
DIRECTV(1)	30,225	1,008,004
Discovery Communications, Inc., Class A(1)	7,555	231,712
Discovery Communications, Inc., Class C(1)	7,555	200,359
Gannett Co., Inc.	320,258	4,755,831
Liberty Capital, Class A(1)	7,556	180,437
Liberty Global, Inc., Series A(1)	2,381	52,168
Liberty Global, Inc., Series C(1)	2,382	52,047
Liberty Media Corp. - Starz, Series A(1)	3,022	139,465
McGraw-Hill Cos., Inc. (The)	299,599	10,039,562
New York Times Co. (The), Class A(1)	5,269	65,125
News Corp., Class A	97	1,328
Omnicom Group, Inc.	2,032,655	79,578,443
Time Warner Cable, Inc.	133,705	5,534,050
Time Warner, Inc.	531,114	15,476,662
Viacom, Inc., Class B(1)	83,155	2,472,198
Walt Disney Co. (The)	4,870,943	157,087,912
Washington Post Co., Class B	1,500	659,400
WPP PLC, ADR	46,597	2,266,944

		$318,024,767

Metals & Mining — 0.5%

Alcoa, Inc.	52,760	$850,491
BHP Billiton, Ltd. ADR	190,000	14,550,200
Freeport-McMoRan Copper & Gold, Inc.(1)	225,000	18,065,250
Nucor Corp.	230,000	10,729,500

		$44,195,441

Multiline Retail — 1.3%

JC Penney Co., Inc.	88,822	$2,363,553
Macy’s, Inc.	94,265	1,579,881
Nordstrom, Inc.	131,384	4,937,411
Sears Holdings Corp.(1)	4,107	342,729
Target Corp.	2,290,940	110,812,768

		$120,036,342

Oil, Gas & Consumable Fuels — 9.0%

Anadarko Petroleum Corp.	4,381,890	$273,517,574
Apache Corp.	2,145,656	221,367,330
BP PLC ADR	226,725	13,143,248
Chevron Corp.	655,424	50,461,094
ConocoPhillips	1,176,165	60,066,747
Devon Energy Corp.	568,771	41,804,668
Exxon Mobil Corp.	2,496,998	170,270,294
Hess Corp.	35,579	2,152,529
Marathon Oil Corp.	177,334	5,536,367
Murphy Oil Corp.	78,679	4,264,402
Royal Dutch Shell PLC ADR, Class A	127,794	7,681,697
Royal Dutch Shell PLC ADR, Class B	9,594	557,699
Spectra Energy Corp.	218,914	4,489,926
Williams Cos., Inc.	2,000	42,160

		$855,355,735

Paper & Forest Products — 0.0%

International Paper Co.	283	$7,579
Neenah Paper, Inc.	1,886	26,310
Weyerhaeuser Co.	4,754	205,087

		$238,976

Personal Products — 0.0%

Avon Products, Inc.	10,400	$327,600
Estee Lauder Cos., Inc., Class A	13,035	630,373

		$957,973

Pharmaceuticals — 10.1%

Abbott Laboratories	3,397,401	$183,425,680
Allergan, Inc.	82,562	5,202,232
Bristol-Myers Squibb Co.	2,140,192	54,039,848

See notes to financial statements

22

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Pharmaceuticals (continued)

Eli Lilly & Co.	2,884,751	$103,014,458
GlaxoSmithKline PLC ADR	448,388	18,944,393
Johnson & Johnson	3,081,962	198,509,172
King Pharmaceuticals, Inc.(1)	152,305	1,868,782
Merck & Co., Inc.	2,489,783	90,976,671
Novo Nordisk A/S ADR	353,594	22,576,977
Pfizer, Inc.	9,948,483	180,962,906
Teva Pharmaceutical Industries, Ltd. ADR	1,671,886	93,926,556

		$953,447,675

Real Estate Management & Development — 0.0%

Forest City Enterprises, Inc., Class A(1)	56,500	$665,570
Forestar Real Estate Group, Inc.(1)	30,220	664,236

		$1,329,806

Road & Rail — 0.2%

Burlington Northern Santa Fe Corp.	54,168	$5,342,048
Norfolk Southern Corp.	12,365	648,173
Union Pacific Corp.	132,257	8,451,223

		$14,441,444

Semiconductors & Semiconductor Equipment — 3.3%

Analog Devices, Inc.	560,289	$17,693,927
Applied Materials, Inc.	1,065,614	14,854,659
Broadcom Corp., Class A(1)	976,646	30,715,517
Cypress Semiconductor Corp.(1)	52,742	556,955
Intel Corp.	11,004,150	224,484,660
KLA-Tencor Corp.	143,189	5,177,714
Linear Technology Corp.	123,388	3,768,269
Maxim Integrated Products, Inc.	223,099	4,528,910
Texas Instruments, Inc.	552,587	14,400,417
Verigy, Ltd.(1)	3,524	45,354
Xilinx, Inc.	24,830	622,240

		$316,848,622

Software — 3.1%

Activision Blizzard, Inc.(1)	96,350	$1,070,448
Adobe Systems, Inc.(1)	440,317	16,194,859
CA, Inc.	45,408	1,019,864
Electronic Arts, Inc.(1)	21,405	379,939
Microsoft Corp.	3,425,420	104,441,056
Oracle Corp.	6,981,637	171,329,372
Symantec Corp.(1)	186,371	3,334,177

		$297,769,715

Specialty Retail — 2.3%

Abercrombie & Fitch Co., Class A	3,578	$124,693
Best Buy Co., Inc.	148,536	5,861,230
Gap, Inc. (The)	89,138	1,867,441
Home Depot, Inc.	3,945,465	114,142,302
Limited Brands, Inc.	42,136	810,697
Lowe’s Companies, Inc.	1,003,622	23,474,719
Sherwin-Williams Co. (The)	500	30,825
Staples, Inc.	257,430	6,330,204
TJX Companies, Inc. (The)	1,701,405	62,186,353

		$214,828,464

Textiles, Apparel & Luxury Goods — 2.2%

Coach, Inc.	10,800	$394,524
Hanesbrands, Inc.(1)	236,598	5,704,378
NIKE, Inc., Class B	3,058,444	202,071,395

		$208,170,297

Thrifts & Mortgage Finance — 0.0%

Tree.com, Inc.(1)	13,436	$122,939

		$122,939

Tobacco — 0.4%

Altria Group, Inc.	310,619	$6,097,451
Philip Morris International, Inc.	566,282	27,289,130

		$33,386,581

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV ADR, Series L	22,000	$1,033,560
Sprint Nextel Corp.(1)	229,998	841,792
Telephone and Data Systems, Inc.	24,450	738,390
Telephone and Data Systems, Inc., Special Shares	9,066	307,519
Vodafone Group PLC ADR	258,909	5,978,209

		$8,899,470

Total Common Stocks
(identified cost $7,498,546,989)		$9,334,094,379

See notes to financial statements

23

Tax-Managed Growth Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Preferred Stocks — 0.0%

Security	Shares	Value

Commercial Banks — 0.0%

Wells Fargo & Co.	166	$116

Total Preferred Stocks
(identified cost $4,929)		$116

Convertible Preferred Stocks — 0.0%

Security	Shares	Value

Independent Power Producers & Energy Traders — 0.0%

Enron Corp.(1)(2)	11,050	$0

Total Convertible Preferred Stocks
(identified cost $16,626,069)		$0

Short-Term Investments — 1.1%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(3)	$109,919	$109,919,346

Total Short-Term Investments
(identified cost $109,919,346)		$109,919,346

Total Investments — 99.6%
(identified cost $7,625,097,333)		$9,444,013,841

Other Assets, Less Liabilities — 0.4%		$35,465,423

Net Assets — 100.0%		$9,479,479,264

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2009.

See notes to financial statements

24

Tax-Managed Growth Portfolio as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $7,515,177,987)	$9,334,094,495
Affiliated investments, at value (identified cost, $109,919,346)	109,919,346
Cash	1,618,404
Dividends receivable	13,680,323
Receivable for investments sold	21,882,113
Tax reclaims receivable	2,217,408

Total assets	$9,483,412,089

Liabilities

Payable to affiliates:
Investment adviser fee	$3,590,334
Trustees’ fees	12,625
Accrued expenses	329,866

Total liabilities	$3,932,825

Net Assets applicable to investors’ interest in Portfolio	$9,479,479,264

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$7,660,385,213
Net unrealized appreciation	1,819,094,051

Total	$9,479,479,264

Statement of Operations

For the Year Ended
December 31, 2009

Investment Income

Dividends (net of foreign taxes, $2,803,433)	$214,044,957
Interest income allocated from affiliated investment	671,602
Expenses allocated from affiliated investment	(544,398)

Total investment income	$214,172,161

Expenses

Investment adviser fee	$41,375,335
Trustees’ fees and expenses	50,500
Custodian fee	1,295,412
Legal and accounting services	170,213
Miscellaneous	229,130

Total expenses	$43,120,590

Net investment income	$171,051,571

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions(1)	$(446,325,786)
Investment transactions allocated from affiliated investment	(59,244)
Foreign currency transactions	20,155

Net realized loss	$(446,364,875)

Change in unrealized appreciation (depreciation) —
Investments	$2,039,474,627
Foreign currency	65,756

Net change in unrealized appreciation (depreciation)	$2,039,540,383

Net realized and unrealized gain	$1,593,175,508

Net increase in net assets from operations	$1,764,227,079

(1)	Includes net realized losses of $67,236,452 from redemptions in-kind.

See notes to financial statements

25

Tax-Managed Growth Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2009	December 31, 2008

From operations —
Net investment income	$171,051,571	$291,159,659
Net realized loss from investment transactions and foreign currency transactions	(446,364,875)	(57,601,117)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,039,540,383	(6,326,916,620)

Net increase (decrease) in net assets from operations	$1,764,227,079	$(6,093,358,078)

Capital transactions —
Contributions	$362,235,165	$1,174,044,484
Withdrawals	(3,249,726,036)	(4,342,104,580)

Net decrease in net assets from capital transactions	$(2,887,490,871)	$(3,168,060,096)

Net decrease in net assets	$(1,123,263,792)	$(9,261,418,174)

Net Assets

At beginning of year	$10,602,743,056	$19,864,161,230

At end of year	$9,479,479,264	$10,602,743,056

See notes to financial statements

26

Tax-Managed Growth Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.47%	0.45%	0.44%	0.45%	0.45	%(2)
Net investment income	1.86%	1.84%	1.52%	1.39%	1.25	%(2)
Portfolio Turnover(3)	2%	1%	2%	1%	0	%(4)

Total Return	23.32%	(32.76)%	4.72%	13.69%	4.70%

Net assets, end of year (000’s omitted)	$9,479,479	$10,602,743	$19,864,161	$20,387,292	$19,032,607

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee equal to less than 0.01% of average daily net assets for the year ended December 31, 2005.

(3)	Excludes the value of the portfolio securities contributed or distributed as a result of in-kind shareholder transactions. The total turnover rate of the Portfolio including in-kind contributions and distributions was 3%, 3%, 6%, 7% and 6% for the years ended December 31, 2009, 2008, 2007, 2006 and 2005, respectively.

(4)	Amounts to less than 1%.

See notes to financial statements

27

Tax-Managed Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns for interestholders through investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2009, Eaton Vance Tax-Managed Growth Fund 1.0, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Tax-Managed Equity Asset Allocation held an interest of 6.8%, 14.8%, 6.3%, and 1.4% respectively, in the Portfolio. In addition, an unregistered fund advised by the adviser to the Portfolio held 70.7% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash

28

Tax-Managed Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of

29

Tax-Managed Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

0.625% of the Portfolio’s average daily net assets up to $500 million. The advisory free on net assets of $500 million or more is reduced as follows:

Annual Fee Rate
Average Daily Net Assets For the Month	(for each level)

$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion but less than $7 billion	0.4375%
$7 billion but less than $10 billion	0.4250%
$10 billion but less than $15 billion	0.4125%
$15 billion but less than $20 billion	0.4000%
$20 billion but less than $25 billion	0.3900%
$25 billion and over	0.3800%

The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s adviser fee. For the year ended December 31, 2009, the Portfolio’s adviser fee totaled $41,891,236 of which $515,901 was allocated from Cash Management and $41,375,335 was paid or accrued directly by the Portfolio. For the year ended December 31, 2009, the Portfolio’s adviser fee, including the portion allocated from Cash Management, was 0.45% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $221,831,019 and $974,009,926, respectively, for the year ended December 31, 2009. In addition, investments having an aggregate market value of $1,863,190,717 at dates of withdrawal were distributed in payment for capital withdrawals and investors contributed securities with a value of $12,022,740, during the year ended December 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,237,110,712

Gross unrealized appreciation	$12,625,059,615
Gross unrealized depreciation	(5,418,156,486)

Net unrealized appreciation	$7,206,903,129

The net unrealized appreciation on foreign currency at December 31, 2009 on a federal income tax basis was $177,543.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2009.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $0 for the year ended December 31, 2009. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. At December 31, 2009, the Portfolio had no securities on loan.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

30

Tax-Managed Growth Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$1,112,609,100	$—		$—	$1,112,609,100
Consumer Staples	1,175,054,328	133,467,372		—	1,308,521,700
Energy	979,186,976	—		—	979,186,976
Financials	1,070,179,695	51,395,183		—	1,121,574,878
Health Care	1,400,510,253	—		—	1,400,510,253
Industrials	1,229,408,599	—		—	1,229,408,599
Information Technology	1,920,663,608	—		—	1,920,663,608
Materials	151,068,258	—		—	151,068,258
Telecommunication Services	105,764,848	—		0	105,764,848
Utilities	4,786,159	—		—	4,786,159

Total Common Stocks	$9,149,231,824	$184,862,555	*	$—	$9,334,094,379

Convertible Preferred Stocks	—	—		0	0
Preferred Stocks	116	—		—	116
Short-Term Investments	109,919,346	—		—	109,919,346

Total	$9,259,151,286	$184,862,555		$0	$9,444,013,841

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign market.

The level classification by major category of investments (other than for categories presented above) is the same as the category presentation in the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Common Stocks
and Convertible
Preferred Stocks*

Balance as of December 31, 2008	$0
Realized gains (losses)	0
Change in net unrealized appreciation (depreciation)	0
Net purchases (sales)	—
Net transfers to (from) Level 3	—

Balance as of December 31, 2009	$0

*	All Level 3 investments held at December 31, 2008 and December 31, 2009 were valued at $0.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

31

Tax-Managed Growth Portfolio as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed
Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Growth Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2010

32

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

33

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Growth Fund 1.2 (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

34

Eaton Vance Tax-Managed Growth Fund 1.2

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

35

Eaton Vance Tax-Managed Growth Fund 1.2

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “Parametric” refers to Parametric Portfolio Associates LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust and Vice President of the Portfolio	Trustee since 2007 and President of the Trust and Vice President of the Portfolio since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM and BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd.
(nuclear insurance provider). Aviva USA (insurance provider) and CIFG
(family of financial guaranty companies) and Advisory Director,
					Berkshire Capital Securities LLC (private investment banking firm)

36

Eaton Vance Tax-Managed Growth Fund 1.2

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2003	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 22 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Yana S. Barton 7/28/75	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 12/28/67	Vice President of the Trust	Since 2009	Assistant Vice President of EVM and BMR and a member of EVM’s investment grade income team for more than 5 years. Officer of 31 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 94 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 93 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

37

Eaton Vance Tax-Managed Growth Fund 1.2

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Eric A. Stein 4/18/80	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the New York Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 31 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Growth Fund 1.2
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1088-2/10	TGSRC1.2

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2009

EATON VANCE LARGE-CAP CORE RESEARCH FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009
 MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Charles B. Gaffney
Portfolio Manager
•	After an uncertain first quarter of 2009, in which equity markets struggled to climb back from the historic lows of 2008, stocks staged a broad-based rally that continued through year end. For 2009 overall, the S&P 500 Index was up 26.47%, the NASDAQ Composite Index increased 43.89%, and the Dow Jones Industrial Average gained 22.74%, the best annual returns for all three benchmarks since 2003.[1]
•	As the year began, the economy was mired in the worst recession of the post-war era, primarily a result of upheavals in the banking sector and a credit drought that led to a severe crisis of confidence for investors. Helped by the massive injections of government monetary and fiscal stimulus, the economic and financial turmoil began to moderate. As of December 31, 2009, the U.S. economy was technically no longer in recession, after the nation’s gross domestic product (GDP) returned to a growth mode in the third quarter of 2009. The banking sector also found restored equilibrium. After one of the most volatile periods in equity market history, 2009 will be remembered for the sustained rally that helped replenish many of the investor losses caused by the financial crisis of 2008.

•	Growth outperformed value across all market capitalizations for the year. Mid-cap stocks outperformed the small- and large-cap segments of the market, although all three groups had positive returns: the Russell Midcap Index gained 40.48%, while the large-cap Russell 1000 Index returned 28.43% and the small-cap Russell 2000 Index rose 27.17%.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Change in Fund’s Fiscal Year End
•	The fiscal year end of the Fund[2] recently changed from October 31 to December 31. Shareholders are therefore receiving another annual report that covers the two-month period that ended December 31, 2009.
Management Discussion
•	For the two-month period ending December 31, 2009, the Fund posted positive returns, outperforming the S&P 500 Index (the Index) and the Lipper Large-Cap Core Funds Average. The performance was primarily driven by solid stock selection across a number of economic sectors. Information technology and materials were the best-performing sectors in both the Index and the Fund, with stock selection in the semiconductors and metals and mining industries providing the biggest boosts to the Fund’s relative performance. Opportune security selection in oil, gas & consumable fuel, as well as diversified financial services, also enhanced returns during the period.

•	We continued to implement an investment approach that seeks to add value through fundamental research and bottom-up security selection. At year end, the Fund’s positioning remained

Total Return Performance
10/31/09 – 12/31/09

Class A3	8.56%
Class C3	8.34
Class I3	8.67
S&P 500 Index[1]	8.04
Lipper Large-Cap Core Funds Average[1]	7.74
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Large-Cap Core Research Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	Total returns are cumulative and do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If the sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. Absent a contractual expense limitation by the adviser and the administrator, the returns would be lower.

1

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
geared towards continued global economic improvement. Our analysts continued to focus on identifying financially sound, well-managed companies with attractive earnings and cash flow characteristics that we believe offer strong potential for capital appreciation. Overall, the Fund’s portfolio continued to be well-represented across economic sectors, industry groups and stocks. We remained biased in our positioning towards higher-quality, multinational companies that, in our opinion, are poised to benefit from the growing importance of developing economies as a global growth engine.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings1
By net assets

Microsoft Corp.	3.1%
Apple, Inc.	2.6
Apache Corp.	2.2
Pfizer, Inc.	2.2
JPMorgan Chase & Co.	2.2
Google, Inc., Class A	1.9
United Technologies Corp.	1.9
Anadarko Petroleum Corp.	1.8
Chevron Corp.	1.8
Hewlett-Packard Co.	1.8

[1]	Top 10 Holdings represented 21.5% of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/09. Excludes cash equivalents.

2

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009
 FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. Prior to August 26, 2005, the Fund was not actively marketed and had few shareholders. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class C		Class I
Share Class Symbol	EAERX	ECERX		EIERX

Average Annual Total Returns (at net asset value)

One Year	24.57%	N.A.		24.94%
Five Years	3.60	N.A.		N.A.
Life of Fund†	4.15	6.08	%††	-4.05
SEC Average Annual Total Returns (including sales charge)

One Year	17.41%	N.A.		24.94%
Five Years	2.38	N.A.		N.A.
Life of Fund†	3.39	5.08	%††	-4.05

†	Inception Dates: Class A: 11/1/01; Class C: 10/1/09; Class I: 9/3/08

††	Returns are cumulative since inception of the share class.

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If the sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A shares reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. Absent a contractual expense limitation by the adviser and the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	2.79%	3.54%	2.54%
Net Expense Ratio	1.25	2.00	1.00

[2]	Source: Prospectus dated 3/1/09, as supplemented 9/30/09. The net expense ratio reflects a contractual expense limitation that continues through 2/28/10. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would be higher.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 11/1/01.

A $10,000 hypothetical investment at net asset value in Class C shares on 10/1/09 (commencement of operations) and Class I shares on 9/3/08 (commencement of operations) would have been valued at $10,608 ($10,508 after deduction of the applicable CDSC), and $9,466 respectively, on 12/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The expense Example is based on an investment of $1,000 invested for the one half year period (July 1, 2009 – December 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Large-Cap Core Research Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period***
	(7/1/09)	(12/31/09)	(7/1/09-12/31/09)

Actual*
Class A	$1,000.00	$1,213.60	$6.97
Class C	$1,000.00	$1,060.80	$5.19
Class I	$1,000.00	$1,216.00	$5.59

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36
Class C	$1,000.00	$1,015.10	$10.16
Class I	$1,000.00	$1,020.20	$5.09

*	Class C had not commenced operations as of July 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 for Class A and Class I (to reflect the one-half year period) and by 92/365 for Class C (to reflect the period from commencement of operations on October 1, 2009 to December 31, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009 (September 30, 2009 for Class C). The Example reflects the expenses of both the Fund and the Portfolio.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2009 (September 30, 2009 for Class C). The Example reflects the expenses of both the Fund and the Portfolio.

***	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

4

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Investment in Large-Cap Core Research Portfolio, at value (identified cost, $25,561,615)	$29,691,558
Receivable for Fund shares sold	292,123
Receivable from affiliate	15,220

Total assets	$29,998,901

Liabilities

Payable for Fund shares redeemed	$70,910
Payable to affiliates:
Distribution and service fees	4,955
Trustees’ fees	323
Accrued expenses	38,864

Total liabilities	$115,052

Net Assets	$29,883,849

Sources of Net Assets

Paid-in capital	$27,035,820
Accumulated net realized loss	(1,284,853)
Accumulated undistributed net investment income	2,939
Net unrealized appreciation from Portfolio	4,129,943

Total	$29,883,849

Class A Shares

Net Assets	$22,141,101
Shares Outstanding	1,819,314
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.17
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.91

Class C Shares

Net Assets	$425,889
Shares Outstanding	35,099
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.13

Class I Shares

Net Assets	$7,316,859
Shares Outstanding	601,413
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.17

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Period Ended	Year Ended
Investment Income	December 31, 2009(1)	October 31, 2009

Dividends (net of foreign taxes, $7,140)	$—	$376,020
Dividends allocated from Portfolio (net of foreign taxes, $534)	104,220	—
Interest allocated from Portfolio	1,003	—
Interest allocated from affiliated investment	—	6,228
Expenses allocated from Portfolio	(46,377)	—
Expenses allocated from affiliated investment	—	(4,140)

Total investment income	$58,846	$378,108

Expenses

Investment adviser fee	$—	$107,017
Administration fee	7,163	25,494
Distribution and service fees
Class A	9,317	36,766
Class C	275	44
Trustees’ fees and expenses	240	1,168
Custodian fee	4,637	51,659
Transfer and dividend disbursing agent fees	4,360	29,842
Legal and accounting services	14,550	32,362
Printing and postage	2,302	14,094
Registration fees	7,333	52,702
Miscellaneous	1,128	10,340

Total expenses	$51,305	$361,488

Deduct —
Waiver and reimbursement of expenses by an affiliate	$40,227	$158,579

Total expense reductions	$40,227	$158,579

Net expenses	$11,078	$202,909

Net investment income	$47,768	$175,199

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions allocated from Portfolio	$217,843	$—
Investment transactions	—	(1,207,368)
Foreign currency transactions	—	411

Net realized gain (loss)	$217,843	$(1,206,957)

Change in unrealized appreciation (depreciation) allocated from Portfolio —
Investments	$4,129,843	$—
Foreign currency	100	—
Change in unrealized appreciation (depreciation) —
Investments	(2,113,502)	3,847,433
Foreign currency	(91)	192

Net change in unrealized appreciation (depreciation)	$2,016,350	$3,847,625

Net realized and unrealized gain	$2,234,193	$2,640,668

Net increase in net assets from operations	$2,281,961	$2,815,867

(1)	For the two months ended December 31, 2009.

See notes to financial statements

5

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

		Year Ended October 31,
	Period Ended
Increase (Decrease) in Net Assets	December 31, 2009(1)	2009	2008

From operations —
Net investment income	$47,768	$175,199	$51,829
Net realized gain (loss) from investment and foreign currency transactions	217,843	(1,206,957)	(289,400)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,016,350	3,847,625	(2,824,293)

Net increase (decrease) in net assets from operations	$2,281,961	$2,815,867	$(3,061,864)

Distributions to shareholders —
From net investment income
Class A	$(136,064)	$(56,960)	$(22,284)
Class C	(3,040)	—	—
Class I	(59,679)	(10,814)	—
From net realized gain
Class A	—	—	(169,159)

Total distributions to shareholders	$(198,783)	$(67,774)	$(191,443)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,872,601	$15,910,366	$6,916,681
Class C	409,998	81,343	—
Class I	3,156,156	3,249,949	1,676,440
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	125,701	49,614	187,316
Class C	354	—	—
Class I	54,180	9,159	—
Cost of shares redeemed
Class A	(4,876,086)	(4,464,688)	(1,910,825)
Class C	(46,826)	(25,000)	—
Class I	(115,313)	(1,171,207)	(25,400)

Net increase in net assets from Fund share transactions	$1,580,765	$13,639,536	$6,844,212

Net increase in net assets	$3,663,943	$16,387,629	$3,590,905

Net Assets

At beginning of period	$26,219,906	$9,832,277	$6,241,372

At end of period	$29,883,849	$26,219,906	$9,832,277

Accumulated undistributed net investment income included in net assets

At end of period	$2,939	$153,954	$47,021

(1) For the two months ended December 31, 2009.

See notes to financial statements

6

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

			Year Ended October 31,
	Period Ended
	December 31, 2009(1)		2009	2008	2007	2006	2005

Net asset value — Beginning of period	$11.280		$10.290	$15.440	$13.370	$12.150	$10.810

Income (Loss) From Operations

Net investment income(2)	$0.020		$0.102	$0.092	$0.066	$0.064	$0.041
Net realized and unrealized gain (loss)	0.946		0.948	(4.784)	2.537	1.771	1.334

Total income (loss) from operations	$0.966		$1.050	$(4.692)	$2.603	$1.835	$1.375

Less Distributions

From net investment income	$(0.076)		$(0.060)	$(0.053)	$(0.052)	$(0.021)	$(0.035)
From net realized gain	—		—	(0.405)	(0.481)	(0.594)	—

Total distributions	$(0.076)		$(0.060)	$(0.458)	$(0.533)	$(0.615)	$(0.035)

Net asset value — End of period	$12.170		$11.280	$10.290	$15.440	$13.370	$12.150

Total Return(3)	8.56	%(4)	10.32%	(31.29)%	20.12%	15.59%	12.74%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$22,141		$22,264	$8,487	$6,241	$3,075	$1,730
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.25	%(7)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.99	%(7)	1.00%	0.70%	0.47%	0.51%	0.35%
Portfolio Turnover of the Portfolio	10	% (4)	—	—	—	—	—
Portfolio Turnover of the Fund(8)	—		54%	76%	63%	74%	93%

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The administrator subsidized certain operating expenses equal to 0.84% of average daily net assets for the two months ended December 31, 2009. The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93%, 1.54%, 2.10%, 3.74% and 5.70% of average daily net assets for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively). Absent the waivers and subsidy, total return would be lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

See notes to financial statements

7

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Period Ended		Period Ended
	December 31, 2009(1)		October 31, 2009(2)

Net asset value — Beginning of period	$11.280		$11.520

Income (Loss) From Operations

Net investment loss(3)	$(0.003)		$(0.011)
Net realized and unrealized gain (loss)	0.944		(0.229)

Total income (loss) from operations	$0.941		$(0.240)

Less Distributions

From net investment income	$(0.091)		$—

Total distributions	$(0.091)		$—

Net asset value — End of period	$12.130		$11.280

Total Return(4)	8.34	%(5)	(2.08	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$426		$55
Ratios (as a percentage of average daily net assets):
Expenses(6)	2.00	%(7)	2.00	%(7)
Net investment loss	(0.14	)%(7)	(1.09	)%(7)
Portfolio Turnover of the Portfolio	10	%(5)	—
Portfolio Turnover of the Fund(8)	—		54	%(9)

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.

(2)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	The administrator subsidized certain operating expenses equal to 0.84% of average daily net assets for the two months ended December 31, 2009. The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% of average daily net assets for the period ended October 31, 2009). Absent the waivers and subsidy, total return would be lower.

(7)	Annualized.

(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(9)	For the Fund’s year ended October 31, 2009.

See notes to financial statements

8

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended		Year Ended	Period Ended
	December 31, 2009(1)		October 31, 2009	October 31, 2008(2)

Net asset value — Beginning of period	$11.290		$10.300	$13.070

Income (Loss) From Operations

Net investment income(3)	$0.021		$0.120	$0.018
Net realized and unrealized gain (loss)	0.959		0.949	(2.788)

Total income (loss) from operations	$0.980		$1.069	$(2.770)

Less Distributions

From net investment income	$(0.100)		$(0.079)	$—

Total distributions	$(0.100)		$(0.079)	$—

Net asset value — End of period	$12.170		$11.290	$10.300

Total Return(4)	8.67	%(5)	10.54%	(21.19	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,317		$3,901	$1,345
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.00	%(7)	1.00%	1.00	%(7)
Net investment income	1.06	%(7)	1.16%	1.03	%(7)
Portfolio Turnover of the Portfolio	10	%(5)	—	—
Portfolio Turnover of the Fund(8)	—		54%	76	%(9)

(1)	For the two months ended December 31, 2009. The Fund changed its fiscal year end from October 31 to December 31.

(2)	For the period from the commencement of operations, September 3, 2008, to October 31, 2008.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	The administrator subsidized certain operating expenses equal to 0.84% of average daily net assets for the two months ended December 31, 2009. The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% and 1.54% of average daily net assets for the year ended October 31, 2009 and the period ended October 31, 2008, respectively). Absent the waivers and subsidy, total return would be lower.

(7)	Annualized.

(8)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(9)	For the Fund’s year ended October 31, 2008.

See notes to financial statements

9

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Large-Cap Core Research Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to contingent deferred sales charge (Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Effective November 1, 2009, the Fund invests all of its investable assets in interests in Large-Cap Core Research Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (13.9% at December 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,055,394 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2017. During the two months ended December 31, 2009, a capital loss carryforward of $302,108 was utilized to offset net realized gains by the Fund.

As of December 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s period of operations from November 1, 2009 to December 31, 2009 and each of the Fund’s federal tax returns filed for the 3-year period ended October 31, 2009 remain subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of

10

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the two months ended December 31, 2009 and the years ended October 31, 2009 and October 31, 2008 was as follows:

	Period Ended	Years Ended October 31,
	December 31, 2009(1)	2009	2008

Distributions declared from:
Ordinary income	$198,783	$67,774	$64,853
Long-term capital gains	$—	$—	$126,590

(1)	For the two months ended December 31, 2009.

As of December 31, 2009, the components of distributable earrings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,745
Capital loss carryfoward	$(1,055,394)
Net unrealized appreciation	$3,901,678

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships and distributions from REITs.

3   Investment Adviser Fee and Other Transactions with Affiliates

Prior to the Fund’s investment in the Portfolio, Eaton Vance Management (EVM) earned an investment adviser fee as compensation for management and investment advisory services rendered to the Fund. The fee was computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and at reduced rates as daily net assets exceeded that level and was payable monthly. The portion of the adviser fee payable by Cash Management Portfolio (Cash Management) on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. For the year ended October 31, 2009, the Fund’s investment adviser fee totaled $110,939 of which $3,922 was allocated from Cash Management and $107,017 was paid or accrued directly by the Fund. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. The administration fee amounted to $7,163 and $25,494 for the two-months ended December 31, 2009 and the year ended October 31, 2009, respectively. EVM has agreed to waive its fees and reimburse expenses to the extent that total annual operating expenses exceed 1.25%, 2.00% and 1.00% of the average daily net assets of Class A, Class C and Class I, respectively, through February 28, 2010. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM waived fees and reimbursed expenses of $40,227 and $158,579 for the two months ended December 31, 2009 and the year ended October 31, 2009, respectively. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. EVM earned sub-transfer agent fees of $158 and $575 for the two months ended December 31, 2009 and the year ended October 31, 2009, respectively. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,319 and $11,201 for the two months ended December 31, 2009 and the year ended October 31, 2009,

11

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

respectively, as its portion of the sales charges on sales of Class A shares. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

During the year ended October 31, 2009, EVM reimbursed the Fund $1,898 for a trading error. The effect of the loss incurred and the reimbursement by EVM of such amount had no impact on total return.

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD amounted to $9,317 and $36,766 for Class A shares for the two months ended December 31, 2009 and the year ended October 31, 2009, respectively.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. The Fund paid or accrued to EVD $206 and $33 for the two months ended December 31, 2009 and the year ended October 31, 2009, respectively, for Class C shares representing 0.75% of the average daily net assets of Class C shares. At December 31, 2009, the amount of Uncovered Distribution Charges calculated under the Class C Plan was approximately $5,900.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued amounted to $69 and $11 for Class C shares for the two months ended December 31, 2009 and the year ended October 31, 2009, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. The Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders, for the two months ended December 31, 2009 and the year ended October 31, 2009.

6   Investment Transactions

On November 1, 2009, the Fund transferred all of its investable assets, with a value of $27,129,824, including unrealized appreciation of $2,113,593, to the Portfolio in exchange for an interest in the Portfolio. Additional increases and decreases in the Fund’s investment in the Portfolio aggregated $5,100,832 and $4,832,138, respectively, for the two months ended December 31, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.

Transactions in Fund shares were as follows:

12

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Period Ended
	December 31,	Year Ended October 31,
Class A	2009(1)	2009	2008

Sales	239,357	1,593,249	553,150
Issued to shareholders electing to receive payments of distributions in Fund shares	10,228	5,278	12,657
Redemptions	(404,042)	(449,207)	(145,521)

Net increase (decrease)	(154,457)	1,149,320	420,286

	Period Ended	Period Ended
	December 31,	October 31,
Class C	2009(1)	2009(2)

Sales	34,132	6,997
Issued to shareholders electing to receive payments of distributions in Fund shares	29	—
Redemptions	(3,931)	(2,128)

Net increase	30,230	4,869

	Period Ended	Year Ended	Period Ended
	December 31,	October 31,	October 31,
Class I	2009(1)	2009	2008(3)

Sales	261,136	319,417	133,258
Issued to shareholders electing to receive payments of distributions in Fund shares	4,412	975	—
Redemptions	(9,549)	(105,597)	(2,639)

Net increase	255,999	214,795	130,619

(1)	For the two months ended December 31, 2009.

(2)	Class C commenced operations on October 1, 2009.

(3)	Class I commenced operations on September 3, 2008.

8   Fiscal Year-End Change

Effective November 1, 2009, the Fund changed its fiscal year-end from October 31 to December 31.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 18, 2010, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

13

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust
and Shareholders of Eaton Vance Large-Cap Core
Research Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Core Research Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of December 31, 2009, and the related statements of operations for the period then ended and for the year ended October 31, 2009, the statements of changes in net assets for the period then ended and for each of the two years in the period ended October 31, 2009, and the financial highlights for the period then ended and for each of the three years in the period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006, and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 19, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Core Research Fund as of December 31, 2009, the results of its operations for the period then ended and for the year ended October 31, 2009, the changes in its net assets for the period then ended and for each of the two years in the period ended October 31, 2009, and the financial highlights for the period then ended and for each of the three years in the period ended October 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 18, 2010

14

Eaton Vance Large-Cap Core Research Fund as of December 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2010 showed the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $117,827, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 98.41% qualifies for the corporate dividends received deduction.

15

Large-Cap Core Research Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.8%

Security	Shares	Value

Aerospace & Defense — 6.1%

Boeing Co. (The)	14,926	$807,945
General Dynamics Corp.	48,271	3,290,634
Lockheed Martin Corp.	35,693	2,689,468
Raytheon Co.	45,418	2,339,935
United Technologies Corp.	57,515	3,992,116

		$13,120,098

Auto Components — 0.6%

Johnson Controls, Inc.	47,360	$1,290,086

		$1,290,086

Beverages — 2.8%

Coca-Cola Co. (The)	50,393	$2,872,401
PepsiCo, Inc.	49,969	3,038,115

		$5,910,516

Biotechnology — 2.2%

Amgen, Inc.(1)	38,268	$2,164,821
Celgene Corp.(1)	27,255	1,517,558
Gilead Sciences, Inc.(1)	25,667	1,110,868

		$4,793,247

Capital Markets — 2.6%

Goldman Sachs Group, Inc.	16,009	$2,702,960
Invesco, Ltd.	31,772	746,324
Northern Trust Corp.	15,550	814,820
State Street Corp.	16,250	707,525
T. Rowe Price Group, Inc.	9,703	516,685

		$5,488,314

Chemicals — 2.1%

Air Products and Chemicals, Inc.	25,742	$2,086,647
Monsanto Co.	29,604	2,420,127

		$4,506,774

Commercial Banks — 3.6%

Fifth Third Bancorp	111,762	$1,089,680
PNC Financial Services Group, Inc.	24,266	1,281,002
U.S. Bancorp	69,669	1,568,249
Wells Fargo & Co.	140,870	3,802,081

		$7,741,012

Commercial Services & Supplies — 0.6%

Waste Management, Inc.	34,843	$1,178,042

		$1,178,042

Communications Equipment — 1.5%

QUALCOMM, Inc.	51,531	$2,383,824
Telefonaktiebolaget LM Ericsson ADR	91,687	842,604

		$3,226,428

Computers & Peripherals — 6.0%

Apple, Inc.(1)	25,975	$5,477,088
Hewlett-Packard Co.	74,405	3,832,602
International Business Machines Corp.	27,588	3,611,269

		$12,920,959

Consumer Finance — 0.7%

American Express Co.	34,465	$1,396,522

		$1,396,522

Diversified Financial Services — 4.3%

Bank of America Corp.	222,795	$3,355,293
CME Group, Inc.	3,628	1,218,826
JPMorgan Chase & Co.	112,397	4,683,583

		$9,257,702

Diversified Telecommunication Services — 1.4%

AT&T, Inc.	69,136	$1,937,882
Verizon Communications, Inc.	32,591	1,079,740

		$3,017,622

Electric Utilities — 1.6%

American Electric Power Co., Inc.	56,499	$1,965,600
FirstEnergy Corp.	29,326	1,362,193

		$3,327,793

See notes to financial statements

16

Large-Cap Core Research Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Electrical Equipment — 0.3%

Emerson Electric Co.	16,250	$692,250

		$692,250

Electronic Equipment, Instruments & Components — 0.8%

Corning, Inc.	82,306	$1,589,329

		$1,589,329

Energy Equipment & Services — 1.5%

Halliburton Co.	65,267	$1,963,884
Transocean, Ltd.(1)	16,100	1,333,080

		$3,296,964

Food & Staples Retailing — 2.0%

Costco Wholesale Corp.	19,457	$1,151,271
Wal-Mart Stores, Inc.	58,169	3,109,133

		$4,260,404

Food Products — 2.1%

Kellogg Co.	25,275	$1,344,630
Nestle SA ADR	42,797	2,069,235
Unilever PLC ADR	34,378	1,096,658

		$4,510,523

Health Care Equipment & Supplies — 3.5%

Baxter International, Inc.	31,553	$1,851,530
Boston Scientific Corp.(1)	126,139	1,135,251
Covidien PLC	21,376	1,023,696
Medtronic, Inc.	37,405	1,645,072
St. Jude Medical, Inc.(1)	30,846	1,134,516
Zimmer Holdings, Inc.(1)	11,689	690,937

		$7,481,002

Health Care Providers & Services — 0.3%

Fresenius Medical Care AG & Co. KGaA ADR	13,382	$709,380

		$709,380

Hotels, Restaurants & Leisure — 1.5%

Carnival Corp.(1)	23,349	$739,930
Marriott International, Inc., Class A	20,732	564,947
McDonald’s Corp.	30,318	1,893,056

		$3,197,933

Household Durables — 0.8%

Newell Rubbermaid, Inc.	27,941	$419,394
Whirlpool Corp.	15,324	1,236,034

		$1,655,428

Household Products — 2.3%

Colgate-Palmolive Co.	33,970	$2,790,635
Procter & Gamble Co.	36,544	2,215,663

		$5,006,298

Industrial Conglomerates — 1.2%

3M Co.	15,257	$1,261,296
General Electric Co.	89,347	1,351,820

		$2,613,116

Insurance — 1.6%

Lincoln National Corp.	34,933	$869,133
MetLife, Inc.	38,266	1,352,703
Prudential Financial, Inc.	25,146	1,251,265

		$3,473,101

Internet Software & Services — 1.9%

Google, Inc., Class A(1)	6,691	$4,148,286

		$4,148,286

IT Services — 1.8%

Cognizant Technology Solutions Corp.(1)	12,253	$555,061
MasterCard, Inc., Class A	7,482	1,915,243
Visa, Inc., Class A	5,000	437,300
Western Union Co.	54,518	1,027,664

		$3,935,268

Life Sciences Tools & Services — 0.4%

Thermo Fisher Scientific, Inc.(1)	16,792	$800,810

		$800,810

Machinery — 2.2%

Caterpillar, Inc.	21,919	$1,249,164
Danaher Corp.	11,990	901,648
Illinois Tool Works, Inc.	17,598	844,528
PACCAR, Inc.	43,890	1,591,890

		$4,587,230

See notes to financial statements

17

Large-Cap Core Research Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Media — 1.6%

McGraw-Hill Cos., Inc. (The)	25,825	$865,396
Time Warner, Inc.	22,325	650,550
Walt Disney Co. (The)	61,645	1,988,051

		$3,503,997

Metals & Mining — 1.4%

BHP Billiton, Ltd. ADR	7,060	$540,655
Freeport-McMoRan Copper & Gold, Inc.(1)	11,215	900,452
Nucor Corp.	11,689	545,292
United States Steel Corp.	16,679	919,346

		$2,905,745

Multi-Utilities — 2.3%

CMS Energy Corp.	107,916	$1,689,964
PG&E Corp.	36,084	1,611,151
Public Service Enterprise Group, Inc.	47,353	1,574,487

		$4,875,602

Multiline Retail — 1.9%

Kohl’s Corp.(1)	25,834	$1,393,228
Macy’s, Inc.	69,825	1,170,267
Target Corp.	30,974	1,498,212

		$4,061,707

Oil, Gas & Consumable Fuels — 10.5%

Anadarko Petroleum Corp.	62,788	$3,919,227
Apache Corp.	45,975	4,743,241
Chevron Corp.	50,468	3,885,531
Exxon Mobil Corp.	40,507	2,762,172
Hess Corp.	40,563	2,454,062
Occidental Petroleum Corp.	22,430	1,824,681
Southwestern Energy Co.(1)	37,922	1,827,840
Total SA ADR	15,762	1,009,398

		$22,426,152

Personal Products — 0.8%

Avon Products, Inc.	56,991	$1,795,217

		$1,795,217

Pharmaceuticals — 6.5%

Abbott Laboratories	54,224	$2,927,554
Bristol-Myers Squibb Co.	46,171	1,165,818
Merck & Co., Inc.	87,352	3,191,842
Pfizer, Inc.	260,100	4,731,219
Shire PLC ADR	14,467	849,213
Teva Pharmaceutical Industries, Ltd. ADR	19,773	1,110,847

		$13,976,493

Professional Services — 0.2%

Manpower, Inc.	8,502	$464,039

		$464,039

Real Estate Investment Trusts (REITs) — 1.3%

AvalonBay Communities, Inc.	8,836	$725,524
Boston Properties, Inc.	8,882	595,716
Equity Residential	21,429	723,872
Vornado Realty Trust	9,707	678,907

		$2,724,019

Semiconductors & Semiconductor Equipment — 2.7%

Analog Devices, Inc.	38,523	$1,216,556
Applied Materials, Inc.	75,700	1,055,258
ASML Holding NV	39,615	1,350,476
Broadcom Corp., Class A(1)	37,409	1,176,513
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	86,748	992,397

		$5,791,200

Software — 4.8%

McAfee, Inc.(1)	31,749	$1,288,057
Microsoft Corp.	215,600	6,573,644
Oracle Corp.	97,040	2,381,362

		$10,243,063

Specialty Retail — 2.0%

Abercrombie & Fitch Co., Class A	13,300	$463,505
Best Buy Co., Inc.	18,983	749,069
Gap, Inc. (The)	26,894	563,429
Home Depot, Inc.	48,083	1,391,041
Staples, Inc.	23,387	575,087
TJX Companies, Inc. (The)	15,762	576,101

		$4,318,232

Textiles, Apparel & Luxury Goods — 0.5%

NIKE, Inc., Class B	14,339	$947,378

		$947,378

See notes to financial statements

18

Large-Cap Core Research Portfolio as of December 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Tobacco — 0.4%

Philip Morris International, Inc.	19,548	$942,018

		$942,018

Wireless Telecommunication Services — 1.6%

American Tower Corp., Class A(1)	41,625	$1,798,616
Rogers Communications, Inc., Class B	50,071	1,552,201

		$3,350,817

Total Common Stocks
(identified cost $200,426,537)		$211,458,116

Short-Term Investments — 1.2%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$2,622	$2,622,243

Total Short-Term Investments
(identified cost $2,622,243)		$2,622,243

Total Investments — 100.0%
(identified cost $203,048,780)		$214,080,359

Other Assets, Less Liabilities — 0.0%		$72,216

Net Assets — 100.0%		$214,152,575

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2009.

See notes to financial statements

19

Large-Cap Core Research Portfolio as of December 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $200,426,537)	$211,458,116
Affiliated investment, at value (identified cost, $2,622,243)	2,622,243
Dividends receivable	253,716
Tax reclaims receivable	4,233

Total assets	$214,338,308

Liabilities

Payable to affiliates:
Investment adviser fee	$125,855
Accrued expenses	59,878

Total liabilities	$185,733

Net Assets applicable to investors’ interest in Portfolio	$214,152,575

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$203,120,937
Net unrealized appreciation	11,031,638

Total	$214,152,575

Statement of Operations

For the Period Ended
December 31, 2009(1)

Investment Income

Dividends (net of foreign taxes, $2,316)	$636,383
Interest income allocated from affiliated investment	4,464
Expenses allocated from affiliated investment	(4,464)

Total investment income	$636,383

Expenses

Investment adviser fee	$199,048
Custodian fee	27,215
Legal and accounting services	27,836
Miscellaneous	11,104

Total expenses	$265,203

Net investment income	$371,180

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$1,121,835
Investment transactions allocated from affiliated investment	(1,032)

Net realized gain	$1,120,803

Change in unrealized appreciation (depreciation) —
Investments	$8,917,986
Foreign currency	59

Net change in unrealized appreciation (depreciation)	$8,918,045

Net realized and unrealized gain	$10,038,848

Net increase in net assets from operations	$10,410,028

(1)	For the period from the start of business, November 1, 2009, to December 31, 2009.

See notes to financial statements

20

Large-Cap Core Research Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Period Ended
in Net Assets	December 31, 2009(1)

From operations —
Net investment income	$371,180
Net realized gain from investment transactions	1,120,803
Net change in unrealized appreciation (depreciation) from investments and foreign currency	8,918,045

Net increase in net assets from operations	$10,410,028

Capital transactions —
Assets contributed by Eaton Vance Large-Cap Core Research Fund	$27,129,824
Contributions	186,991,408
Withdrawals	(10,478,695)

Net increase in net assets from capital transactions	$203,642,537

Net increase in net assets	$214,052,565

Net Assets

At beginning of period	$100,010

At end of period	$214,152,575

(1)	For the period from the start of business, November 1, 2009, to December 31, 2009.

See notes to financial statements

21

Large-Cap Core Research Portfolio as of December 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Period Ended
	December 31, 2009(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.86	%(3)
Net investment income	1.19	%(3)
Portfolio Turnover	10	%(4)

Total Return	8.63%

Net assets, end of period (000’s omitted)	$214,153

(1)	For the period from the start of business, November 1, 2009, to December 31, 2009.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

See notes to financial statements

22

Large-Cap Core Research Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Large-Cap Core Research Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio was organized on August 10, 2009 and remained inactive until November 1, 2009 except for matters related to its organization, including the sale of initial interests of $105,010 and the expensing of $5,000 of organization costs. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2009, Eaton Vance Large-Cap Core Research Fund and Eaton Vance Balanced Fund held an interest of 13.9%, and 86.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains

23

Large-Cap Core Research Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio’s initial year of operations from November 1, 2009 to December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets equal or exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the period from the commencement of operations on November 1, 2009 to December 31, 2009, the Portfolio’s investment adviser fee totaled $203,083 of which $4,035 was allocated from Cash Management and $199,048 was paid or accrued directly by the Portfolio. For the period from the commencement of operations on November 1, 2009 to December 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.65% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees

24

Large-Cap Core Research Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the commencement of operations on November 1, 2009 to December 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and investments acquired in the transfer of assets as described in Note 4, aggregated $190,172,449 and $14,819,568, respectively, for the period from the commencement of operations on November 1, 2009 to December 31, 2009.

Included in purchases are the cost of securities purchased by the Portfolio from investment companies advised by EVM or its affiliates of $92,040,826. Such transactions were executed in accordance with affiliated transaction procedures approved by the Portfolio’s Trustees.

4   Transfer of Assets

Investment operations began on November 1, 2009 with the transfer of investments and related assets by Eaton Vance Large-Cap Core Research Fund of $27,129,824, including net unrealized appreciation of $2,113,593, in exchange for an interest in the Portfolio. The transaction was structured for tax purposes to qualify as a tax free exchange under the Internal Revenue Code.

5   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$203,069,057

Gross unrealized appreciation	$12,172,726
Gross unrealized depreciation	(1,161,424)

Net unrealized appreciation	$11,011,302

The net unrealized appreciation on foreign currency at December 31, 2009 on a federal income tax basis was $59.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the period from the commencement of operations on November 1, 2009 to December 31, 2009.

7   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

25

Large-Cap Core Research Portfolio as of December 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$211,458,116	$—	$—	$211,458,116
Short-Term Investments	2,622,243	—	—	2,622,243

Total Investments	$214,080,359	$—	$—	$214,080,359

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

9   Review for Subsequent Events

In a connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 18, 2010, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

26

Large-Cap Core Research Portfolio as of December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Large-Cap Core
Research Portfolio:
We have audited the accompanying statement of assets and liabilities of Large-Cap Core Research Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the period from the commencement of operations, November 1, 2009, to December 31, 2009. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Core Research Portfolio as of December 31, 2009, and the results of its operations, the changes in its net assets, and the supplementary data for the period from the commencement of operations, November 1, 2009, to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 18, 2010

27

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on August 10, 2009, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of Large-Cap Core Research Portfolio (the “Portfolio”) with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management (“EVM”). The Board reviewed information furnished with respect to the Portfolio at its August 10, 2009 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds, including the Large-Cap Core Research Fund (the “Fund”), which pursues the same investment objectives and strategies as the Portfolio. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Portfolio;
•	Comparative information concerning fees charged by the Adviser and its affiliates for managing other mutual funds and institutional accounts, including the Fund, using investment strategies and techniques similar to those to be used in managing the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Portfolio;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Portfolio, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Portfolio, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Eaton Vance Funds’ brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	The procedures and processes to be used to determine the fair value of Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies or descriptions of the Adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by EVM and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser or the administrator; and
•	The terms of the advisory agreement.

28

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES’ APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Portfolio’s investment advisory agreement with the Adviser, including its fee structure, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in foreign markets. The Board noted the Adviser’s in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Portfolio Performance

Because the Portfolio has not yet commenced operations, it has no performance record.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, to be payable by the Portfolio (referred to as “management fees”). As part of its review, the Board considered that the management fees charged to the Portfolio are the same as those formerly changed to the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

In considering the level of profits that could be expected to be realized by the Adviser and its affiliates with respects to the Portfolio, the Board reviewed the level of profits previously realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund. The Board considered the level of profits so realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Portfolio to share such benefits equitably.

29

Eaton Vance Large-Cap Core Research Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Large-Cap Core Research Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust	Length of	Principal Occupation(s)	Overseen By
Date of Birth	and the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee of the Trust since 2007, Trustee of the Portfolio since 2009 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	178	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust since 2005 and of the Portfolio since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	178	None

Allen R. Freedman 4/3/40	Trustee	Of the Trust since 2007 and of the Portfolio since 2009	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	178	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust since 2003 and of the Portfolio since 2009	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	178	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust since 2003 and of the Portfolio since 2009	Professor of Law, Georgetown University Law Center.	178	None

Helen Frame Peters 3/22/48	Trustee	Of the Trust since 2008 and of the Portfolio since 2009	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	178	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Of the Trust since 2007 and of the Portfolio since 2009	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	178	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

30

Eaton Vance Large-Cap Core Research Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust	Length of	Principal Occupation(s)	Overseen By
Date of Birth	and the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	178	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust since 2005 and of the Portfolio since 2009	Consultant and private investor.	178	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust	Length of	Principal Occupation(s)
Date of Birth	and the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 78 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 12/28/67	Vice President of the Trust	Since 2009	Assistant Vice President of EVM and BMR and a member EVM’s investment grade income team. Officer of 31 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 94 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Vice President of the Trust since 2007 and of the Portfolio since 2009	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Vice President of the Trust since 2005 and of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Martha G. Locke 6/21/52	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 93 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

31

Eaton Vance Large-Cap Core Research Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust	Length of	Principal Occupation(s)
Date of Birth	and the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2009	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Dana C. Robinson 9/10/57	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Eric A. Stein 4/18/80	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 31 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary of the Trust since 2007 and of the Portfolio since 2009 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 178 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Investment Advisor of
Large-Cap Core Research Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of
Eaton Vance Large-Cap Core Research Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Large-Cap Core Research Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1325-2/10	ERSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Tax Free Reserves, Eaton Vance AMT-Free Municipal Income Fund, Eaton Vance Tax-Managed Growth Fund 1.1, Eaton Vance Tax-Managed Growth Fund 1.2 and Eaton Vance Large-Cap Core Research Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 30 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended December 31, 2008 and December 31, 2009 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.
Eaton Vance Tax Free Reserves

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$24,835	$22,850

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$6,010	$6,010

All Other Fees(3)	43	2,500

Total	$30,888	$32,910

Eaton Vance AMT-Free Municipal Income Fund

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$52,605	$52,020

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$6,540	$6,540

All Other Fees(3)	727	2,500

Total	$59,872	$60,610

Eaton Vance Tax-Managed Managed Growth Fund 1.1

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$14,935	$12,350

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$6,190	$6,190

All Other Fees(3)	0	1,500

Total	$21,125	$21,590

Eaton Vance Tax-Managed Managed Growth Fund 1.2

Fiscal Years Ended	12/31/08	12/31/09

Audit Fees	$14,935	$12,350

Audit-Related Fees(1)	0	1,550

Tax Fees(2)	$6,190	$6,190

All Other Fees(3)	0	1,500

Total	$21,125	$21,590

Eaton Vance Large-Cap Core Research Fund*

Fiscal Years Ended	10/31/08	10/31/09	12/31/09*

Audit Fees	$24,835	$23,800	$8,000

Audit-Related Fees(1)	0	0	0

Tax Fees(2)	8,080	8,080	5,000

All Other Fees(3)	5	1500	0

Total	$32,920	$33,380	$13,000

*	Year-end change.

1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal
Years
Ended	10/31/08	12/31/2008	10/31/09	12/31/2009

Audit Fees	$939,405	$107,310	$529,055	$105,570

Audit-Related Fees(1)	$0	$0	$0	$6,200

Tax Fees(2)	$309,560	$24,930	$$256,590	$29,930

All Other Fees(3)	$58,322	$770	$44,500	$8,000

Total	$1,307,287	$133,010	$830,145	$149,700

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
During each of the fiscal years ended December 31, 2008 and December 31, 2009, the Fund was billed $40,000, by D&T for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last 2 fiscal years of each Series.

Fiscal Years
Ended	10/31/08	12/31/08	10/31/09	12/31/09

Registrant(1)	$367,882	$24,930	$301,090	$44,130

Eaton Vance(2)	$317,301	$345,473	$280,861	$288,295

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.

Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Mutual Funds Trust

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President
Date: February 12, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	February 12, 2010

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President
Date: February 12, 2010